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2025 Notice of Annual Meeting and Proxy Statement

January 28, 2025 | 1:00 p.m. EST

BD

The BD Way

Values–Our standards of behavior
• We do what is right
• We thrive on innovation and demand quality
• We are all accountable
• We learn and improve every day
• We help each other be great
Mindset–The attitude we bring to our work
• Speaking up builds trust and gets to better outcomes faster
• Inclusion and diversity make us a stronger team
• Keeping it simple enables innovation and agility
• The best way to help customers and patients is truly to know them
• Challenges are opportunities to grow and improve
Leadership Commitments–How we lead ourselves and our work
• Be bold and strategic
• Remove obstacles and empower others
• Deliver results that matter
• Debate and decide, then commit and go
• Win as one BD
• Have the courage to iterate, try new things and embrace change
Purpose
Advancing the world of health™

Becton, Dickinson and Company 1 Becton Drive Franklin Lakes, New Jersey 07417-1880 www.bd.com

December 19, 2024
Dear fellow shareholders:
Across the healthcare ecosystem, seismic shifts in technology and care models are revolutionizing patient care. The industry faces unprecedented change, from rising costs to clinician shortages to increasing patient complexities and the location of care delivery. At BD, we have built a company that is enabling the healthcare of today, while helping our customers create the healthcare of tomorrow and succeed in this complex landscape.
In FY24, our teams delivered strong execution on our BD 2025 strategy to grow through leading innovations, expand margins through simplification and operational excellence, and build an agile, empowered team that is bringing our strategy to life. Our innovative portfolio is positioned at the forefront of significant trends reshaping healthcare. We are combining AI, robotics, and informatics with deep customer and patient insights to deliver connected, intelligent solutions that improve the cost and quality of the core processes underlying care delivery around the world. Today, we have a $4 billion connected care portfolio and are advancing our leadership in intelligent medication management, and pharmacy and microbiology robotics. Our acquisition of Edwards Lifesciences’ Critical Care business has expanded our portfolio of connected care solutions with leading advanced patient monitoring technologies, including advanced AI algorithms and clinical decision support tools.
Our innovations are enabling care to be delivered in new settings, helping patients manage conditions at home – such as urinary incontinence with our PureWick™ franchise – and enabling delivery of life-changing biologic drugs through our prefillable syringes like the BD Neopak™ and BD Vystra™ self-injection devices. As the global leader in biologics drug delivery, with unmatched innovations and capacity, BD is ideally positioned to be the partner of choice and capitalize on this significant growth potential. We continue to make great strides improving outcomes for those living with chronic disease. BD innovations, such as our BD FACSDiscover™ S8 Cell Sorters, are enabling new insights into the human immune system and contributing to breakthroughs in cell and immune oncology therapies. The BD COR™ System and BD Onclarity™ HPV assay are helping to transform and expand cancer screening around the world by enabling women to self-sample at home for the virus strains that cause cervical cancer. Our impact continues through enabling advanced tissue repair and reconstruction with our resorbable mesh portfolio, comprised of Phasix™ and GalaFLEX™. We have built a strong innovation pipeline and are on track to meet our BD 2025 goal of launching 100 new products by the end of 2025. As we help to reshape the future of healthcare, our customers continue to rely on our more than 38 billion devices every year that deliver the healthcare of today across more than 190 countries.
To fuel investments in innovation and support our customers in transforming care delivery, we have accelerated the simplification of our company and our focus on operational excellence – visible in our strong FY24 progress in margins, EPS and cash flow. Enabling this is our BD Excellence business system, which is being embedded throughout our company. We completed over 500 Kaizen events this year, improving quality and safety, reducing waste and delivering meaningful savings. We increased operating efficiency across our top 150 production lines by 20%, enabling more efficient use of capital. While we are in early stages, we have seen significant results in manufacturing and are expanding BD Excellence into commercial, R&D and other areas of the company.

2025 Notice of Annual Meeting and Proxy Statement	1

Excellence is also fundamental to how we approach corporate sustainability. We are exceeding the sustainability goals we set in 2021 and are on track to meet our 2030 emission reduction goals. Notably, we reduced Scope 1 and 2 GHG emissions 18% vs our FY19 baseline, surpassing our goal. We doubled the number of sites using Green Electric Power and solar power, while reducing water usage by 21% and waste leaving the sites by 18%. In 2023, we achieved gender base pay equity globally and continue to hold ourselves accountable for equitable pay across our associate base. Our sustainability and ID&E efforts have been recognized by world-leading organizations, such as Fortune Magazine’s Most Innovative Companies; Business Group on Health’s Best Employer for Excellence in Employee Well-being; Disability Equality Index’s Best Places to Work for Disability Inclusion; 3BL’s 100 Best Corporate Citizens, to name a few.
More than 70,000 global BD associates make these achievements possible, delivering the life-changing solutions that customers expect, and patients deserve. Fueled by the passion of our talented and committed people, we continue to deliver on our goals, build new growth platforms, simplify our operations and empower our teams. As we accelerate BD Excellence, we are poised to lead our company into its next phase of growth.
Thank you for your continued support of BD. We look forward to your participation in the 2025 Annual Meeting of Shareholders.
Sincerely,
Tom Polen
Chairman, Chief Executive Officer and President

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2025 Notice of Annual Meeting and Proxy Statement	3

Notice of annual meeting of shareholders

Date:	January 28, 2025

Time:	1:00 p.m. Eastern Standard Time

Location:	Virtual Meeting Only: Please visit https://meetnow.global/M5X7D4A

Record Date:	December 9, 2024
The Annual Meeting of Shareholders of Becton, Dickinson and Company, a New Jersey corporation (“BD”), will be held on Tuesday, January 28, 2025, at 1:00 p.m. Eastern Standard Time ("EST")(the “2025 Annual Meeting”). The 2025 Annual Meeting will be held virtually via the Internet, and shareholders can access the 2025 Annual Meeting and vote and submit questions by accessing https://meetnow.global/M5X7D4A and entering the control number provided in these proxy materials. While you will not be able to attend the 2025 Annual Meeting at a physical location, we designed the format of the virtual 2025 Annual Meeting to ensure that our shareholders who attend the virtual 2025 Annual Meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting.
At the 2025 Annual Meeting, shareholders will consider and act upon the following proposals:

1.	The election as directors of the eleven nominees named in the attached proxy statement for a one-year term

2.	The ratification of the selection of the independent registered public accounting firm

3.	An advisory vote to approve named executive officer compensation

We will also transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.
Shareholders of record as of the close of business on December 9, 2024 are entitled to notice of and to vote at the 2025 Annual Meeting (or any adjournment or postponement thereof). These proxy materials are being mailed or otherwise sent to shareholders of BD on or about December 19, 2024.
By order of the Board of Directors,
Gary DeFazio
Senior Vice President and Corporate Secretary

How To Vote

By Mail	By Telephone	Online

Sign, complete and return the proxy card in the postage-paid envelope provided	1-800-652-8683	www.envisionreports.com/BDX

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be held on January 28, 2025: BD’s proxy statement and 2024 Annual Report to Shareholders, which includes BD’s consolidated financial statements, are available at www.edocumentview.com/BDX.

4

Proxy statement overview
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.
Proposals to be considered at the 2025 annual meeting

Proposal		Board Recommendation

1.	The election as directors of the eleven nominees named in the attached proxy statement for a one-year term	FOR each of the nominees for director
2.	The ratification of the selection of the independent registered public accounting firm	FOR
3.	An advisory vote to approve named executive officer compensation	FOR

BD is an innovative medtech leader with global reach and scale addressing healthcare’s most pressing challenges

190+ countries served	34B+ devices made annually

$1B+ annual research and development investment and five global enterprise R&D centers of excellence	33,000+ active patents

FY24 Revenues by Segment	FY24 Revenues by Region

Note: Percentages in above tables are rounded. The acquisition of APM closed on September 3, 2024. Therefore, APM's performance includes the revenues from September 3, 2024 to September 30, 2024.

2025 Notice of Annual Meeting and Proxy Statement	5

Proxy statement overview
The BD 2025 strategy positions us to drive future value creation.
2024 financial performance*

$20.2B Total Revenues	$5.86 Reported EPS $13.14 Adjusted EPS	~$3.8B Net Cash from Continuing Operations

Drive sustained top line growth through high-impact innovation and commercial excellence
Advanced multiple new growth platforms that put BD in the middle of the most significant trends reshaping healthcare including the use of AI and automation in Connected Care to transform efficiency and outcomes, the shift to New Care Settings and the application of medical technology to improve treatment of Chronic Disease.
•Passed $1B of annual revenue in biologic drug delivery sales driven by our leading pre-fillable devices and increased manufacturing capacity to serve growing GLP-1 demand.
•Acquired Advanced Patient Monitoring, expanding our Connected Care Solutions in a high-growth market and enabling future innovation opportunities in breakthrough closed-loop monitoring and treatment.
•Advanced our PureWickTM Urinary Incontinence platform, launching our NextGen PureWick Flex and expanding PureWick Male into the home.
•Continued to reinvent in the field of flow cytometry with the launch of the 3 and 4 laser BD FACSDiscoverTM S8 Sorter and multiple new reagents using unique AI algorithms to optimize dye designs that are enabling new scientific insights.
•For the full year, revenue of $20.2B increased 4.2% as reported and currency neutral, 4.6%* adjusted currency-neutral, and 5.0%* organic.

Execute on BD Excellence to drive operational performance
BD Excellence launched ~18 months ago and is increasing momentum behind simplifying our company, improving quality and accelerating margin progression.
•Through BD Excellence, our teams made strong progress on network optimization, increasing plant productivity and delivering double digit improvements in waste and operating equipment efficiency.
•Consistently executed on margin expansion in FY24 - increasing Adjusted EPS guidance each quarter and delivering full year GAAP EPS of $5.86, Adjusted EPS of $13.14*, increased operating margin and improved cash flow - all ahead of plan and positions us well moving into FY25.
•While delivering strong margin performance, we also invested $1.1B in R&D to advance our pipeline of innovative programs that will support future growth.

Effectively deploy capital
Our focus on cash generation enabled strong growth in net cash from operations, and allowed us to return capital to shareholders through dividends and share buybacks.
•Strong cash position supported our acquisition of APM, while also returning $1.6 billion dollars of capital to shareholders through dividends and share repurchases.
•53rd consecutive year of dividend increases, extending our long-standing recognition as a member of the S&P 500 Dividend Aristocrats Index, a distinction that reflects the consistency and reliability of our dividend policy.
•After closing the APM acquisition, we ended the year with a leverage position that was in line with our expectations. We believe we are well positioned to de-leverage to our target over the next 12 to 18 months.

*  We refer above to certain financial measures that do not conform to generally accepted accounting principles ("GAAP"). Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures. Financial information presented in the tables reflects BD’s results on a continuing operations basis.

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Proxy statement overview
Sustainability — Together We Advance
BD’s strategic initiative to advance sustainability matters – Together We Advance – was launched in early fiscal year 2022. The Together We Advance initiative focuses on enhancing stewardship of the company, the planet, communities and human health, which serves as a framework through which BD addresses the most relevant sustainability issues for BD and its stakeholders. BD has made commitments in five areas where we see the most opportunity to create meaningful change over the next decade: climate change, product impact, a responsible supply chain, a healthy workforce and community, and transparency. For more information regarding BD's sustainability strategy and 2030+ goals, see page 32 and our 2023 Corporate Sustainability Report, which is available at www.bd.com/2023SustainabilityReport. Our 2023 Corporate Sustainability Report is not part of, or incorporated by reference into, this proxy statement.
We also summarize our inclusion, diversity and equity ("ID&E") efforts in BD's 2023 Corporate Sustainability report, which highlights the ways that inclusion is important to our culture. Additional information is available at www.bd.com/en-us/about-bd/esg, along with our most recently filed U.S. Federal Employment Information Report (EEO-1). Our Corporate Sustainability report and EEO-1 report are not part of, or incorporated by reference into, this proxy statement. For additional information regarding our ID&E efforts, including pay equity, see page 35.
For additional information regarding our Sustainability report, see “Note About Website and Sustainability Reports,” on page 36.

2025 Notice of Annual Meeting and Proxy Statement	7

Proxy statement overview
Proposals to be considered at the 2025 annual meeting

Proposal 1	Election of directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

A more detailed discussion of this proposal and related disclosures can be found beginning on page 13.

Director Nominee Name	Age	Director Since	Committee Membership
			AC	CHCC	QRC	CGNC
William M. Brown Chief Executive Officer, 3M Company	62	2022
Catherine M. Burzik Former President and Chief Executive Officer, Kinetic Concepts, Inc.	74	2013
Carrie L. Byington, M.D. Professor, University of California San Diego	61	2021
R. Andrew Eckert Former Chief Executive Officer, Zelis Inc.	63	2016
Claire M. Fraser, Ph.D. Former Director, Institute for Genome Sciences	69	2006
Jeffrey W. Henderson Former Chief Financial Officer, Cardinal Health Inc.	60	2018
Christopher Jones Former Chief Executive Officer, JWT Worldwide	69	2010
Thomas E. Polen Chairman, Chief Executive Officer and President, BD	51	2020
Timothy M. Ring Former Chairman and Chief Executive Officer, C. R. Bard, Inc.	67	2017
Bertram L. Scott Former Chief Executive Officer, Affinity Health Plan	73	2002
Joanne Waldstreicher, M.D. Former Chief Medical Officer, Johnson & Johnson	64	2023

AC – Audit Committee CHCC – Compensation and Human Capital Committee QRC – Quality and Regulatory Committee CGNC – Corporate Governance and Nominating Committee	Chair
Member
Independent
Lead Director

8

Proxy statement overview
Nominee snapshot

Tenure	Age
> 10 years	≥ 70 years
5-10 years	61-69 years
< 5 years	≤ 60 years
8.9 years (average director tenure)	64.8 years old (average director age)
Nominee representation
Total Number of Nominees: 11

	Female	Male
Director Nominees	4	7
Number of Director Nominees who identify in Any of the Categories
African American or Black	—	1
Alaska Native or Native American	—	—
Asian	—	—
Hispanic, Latino or Spanish Origin	1	—
Native Hawaiian or Other Pacific Islander	—	—
White	3	6
Other	—	—
Two or More Races or Ethnicities	—	—
Did not Disclose Demographic Background	—	—

2025 Notice of Annual Meeting and Proxy Statement	9

Proxy statement overview
Governance best practices
BD’s commitment to good corporate governance is embodied in our Statement of Corporate Governance Principles ("Governance Principles"). The Governance Principles set forth the BD Board of Director’s views and practices regarding a number of governance topics, and the Corporate Governance and Nominating Committee (the "Governance Committee") assesses the Governance Principles on an ongoing basis in light of current best practices.
The following is a summary of our significant corporate governance practices. A further discussion of our governance practices can be found beginning on page 37.

Corporate Governance Practices

•Annual election of directors
•Majority voting standard for election of directors
•10 out of 11 director nominees are independent
•Robust lead director structure
•Rigorous annual board self-evaluation and director renomination process
•Shareholder right to call special meetings
•Proxy access by-law
•Shareholder right to act by written consent
•Restrictions on corporate political contributions
•Annual report of charitable contributions
•Director and executive officer share ownership requirements
•Overboarding policy
•No poison pill
•Active shareholder engagement process
•Mandatory director retirement policy
•Robust director orientation and education process

Proposal 2	Ratification of selection of independent registered public accounting firm

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Ernst & Young LLP (“E&Y”) has been selected by the Audit Committee as the Company’s independent registered public accounting firm (referred to herein as the “independent auditors”) for fiscal year 2025. The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of BD’s independent auditors. Shareholders are being asked to ratify the Audit Committee’s selection of E&Y. If ratification is withheld, the Audit Committee will reconsider its selection.
A representative of E&Y is expected to attend the 2025 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement.

10

Proxy statement overview

Proposal 3	Advisory vote to approve named executive officer compensation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

The Compensation and Human Capital Committee (the "Compensation Committee") believes the primary objective of the BD compensation program is to fully support the strategic business goal of delivering superior long-term shareholder returns through sustained profitable growth. As such, the program is intended to ensure a high degree of alignment between executive pay and the long-term value and financial soundness of BD.
CEO target direct compensation mix

2025 Notice of Annual Meeting and Proxy Statement	11

Proxy statement overview
Our compensation objectives and practices

	What We Do	What We Don’t Do

Competitive Compensation Program
 Use balanced mix of cash and equity compensation and annual and long-term incentives.
 Have an independent advisor engaged by our Compensation Committee to assist in designing our compensation program and making compensation decisions.
No employment agreements with our executive officers.

Pay for Performance
 Align executive compensation with the execution of our business strategy by using performance metrics that reward behaviors that support our business objectives and long-term shareholder value.
 Balance performance metrics in our incentive plans so that undue weight is not given to any one metric, and measure performance over annual and multi-year performance periods.
While we emphasize “at risk” pay tied to performance, our program does not encourage excessive risk-taking by management. No guaranteed incentive awards for executive officers.

Strong Compensation Policies
 Robust share retention and ownership guidelines.
 Executive Officer Cash Severance Policy capping cash payments to executives upon termination under new arrangements to 2.99x salary plus bonus.
 “Double-trigger” change in control agreements with our executive officers, and double-trigger vesting provisions for equity compensation awards.
 Clawback policies tied to financial restatements or breaches of restrictive covenants.
 Pre-established timing for annual equity awards.

 No below market exercise prices or reload provisions for equity awards, and no repricing of equity awards without shareholder approval.
 Prohibition on pledging BD shares or hedging against the economic risk of ownership.
 No excise tax "gross-ups" in our change in control agreements.

The Compensation Discussion and Analysis beginning on page 47 of this proxy statement describes BD’s executive compensation program and the compensation decisions made with respect to our Chief Executive Officer ("CEO") and the other executive officers named in the Summary Compensation Table on page 68.

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Proposal 1: Election of directors
Members of the BD Board of Directors (the "Board") are elected to serve a term of one year and until their successors have been elected and qualified. All of the nominees for director have consented to being named in this proxy statement and to serve if elected.
The Board currently has 11 members and all of our current directors are standing for election at the 2025 Annual Meeting. All of the nominees were previously elected at the 2024 Annual Meeting of Shareholders (the "2024 Annual Meeting").
BD does not know of any reason why any nominee would be unable to serve as director. If any nominee is unable to serve, the shares represented by valid proxies will be voted for the election of such other person as the Board may nominate, or the size of the Board may be reduced.
BD directors have a variety of backgrounds, which reflects the Board’s continuing efforts to achieve a mix of diverse viewpoints, insights and perspectives on the Board. As more fully discussed below, director nominees are considered on the basis of a range of criteria, including their business knowledge and background, prominence and reputation in their fields, global business perspective and commitment to strong corporate governance and citizenship. They must also have experience and capability that is relevant to the Board’s oversight of BD’s business and affairs. Each nominee’s biography includes the particular experience and qualifications that led the Board to conclude that the nominee should serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

2025 Notice of Annual Meeting and Proxy Statement	13

Proposal 1: Election of directors
Nominees for director—skills and experience
The table below summarizes the key qualifications, skills, and attributes of the nominees for director that served as the basis for the Board's decision to nominate these individuals for election.

Skills & Experience
Public Company CEO Prior experience as the chief executive officer of a publicly-traded company.
Financial Acumen and Expertise Experience in financial accounting/reporting and corporate finance.
Healthcare Industry Knowledge of or experience in an industry involving healthcare and medical products and services.
Research, Development & Innovation Experience with the innovation, design and development of new products and services, or expertise in a scientific or technological field.
Healthcare Insurance & Reimbursement Experience with the administration of medical care reimbursement programs.
Integrated Health Delivery System Prior executive or senior management position with an organization that owns and operates a network of one or more healthcare facilities.
Healthcare Regulatory or Public Policy Experience with healthcare regulatory schemes and public policies that promote public well-being.
Corporate Governance Knowledge of or experience with the rules, practices, and processes used to direct and manage a company.
International Business Leadership position at an organization that operates internationally.
Shareholder Relations/Institutional Investor Experience Leadership position involving interacting with public company investors or investing on behalf of other parties.
Product Quality & Safety Experience in product quality control and safety systems.
Global Operations & Supply Chain
Experience with the global relationships and activities required to manufacture goods and maximize overall supply chain efficiency, including the sourcing of raw materials and vendor management.

Corporate Sales and Marketing Experience with go-to-market strategies and marketing of an organization’s products and services.
Attributes
Independent
Female

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Proposal 1: Election of directors
Nominees for director
William M. Brown | 62
Chief Executive Officer, 3M Company

Director since: 2022 Independent: Yes Committees: •Compensation and Human Capital •Corporate Governance and Nominating
Skills and experience
As a veteran chief executive officer, Mr. Brown brings substantial strategic, financial, operational and innovation expertise to the BD Board, along with a strong corporate governance background and experience in domestic and international business.
Professional background
•Chief Executive Officer of 3M Company since May 2024.
•Served as Executive Chair of L3Harris Technologies from June 2021 to June 2022, having served as Chairman and Chief Executive Officer from July 2019 to June 2021.
•Previously served as Chairman, President and Chief Executive Officer of Harris Corporation prior to the merger of Harris Corporation with L3 Technologies in 2019. Mr. Brown joined Harris Corporation in November 2011 as President and Chief Executive Officer and was appointed Chairman in April 2014.
•Prior to joining Harris Corporation, served in various leadership roles at United Technologies Corporation (UTC), including Senior Vice President of Corporate Strategy and Development and President of UTC Fire & Safety.
Public directorships
•3M Company
Former public directorships (last 5 years)
•Celanese Corporation (Lead Director)
•L3Harris Technologies, Inc.
•Harris Corporation (until merger with L3 Technologies in 2019)

Catherine M. Burzik | 74
Former President and Chief Executive Officer, Kinetic Concepts, Inc.

Director since: 2013 Independent: Yes Committees: •Quality and Regulatory (Chair) •Corporate Governance and Nominating
Skills and experience
Ms. Burzik is a seasoned executive in the healthcare industry, having led major medical device, diagnostic, diagnostic imaging and life sciences businesses. She contributes to the Board strong strategic, product development and leadership expertise, and extensive knowledge of the global healthcare field.
Professional background
•Served as the Chair of the Board of Orthofix Medical Inc., and also served as Orthofix Medical's Interim CEO from September 2023 to January 2024.
•Served as President and Chief Executive Officer of Kinetic Concepts, Inc., a medical device company specializing in the fields of wound care and regenerative medicine, from 2006 until the sale of the company in 2012.
•Previously served as President of Applied Biosystems and President of Ortho-Clinical Diagnostics, Inc., a Johnson & Johnson company.
Former public directorships (last 5 years)
•Orthofix Medical Inc.
•Haemonetics Corporation

2025 Notice of Annual Meeting and Proxy Statement	15

Proposal 1: Election of directors
Carrie L. Byington, M.D. | 61
Professor, University of California, San Diego

Director since: 2021 Independent: Yes Committees: •Audit •Quality and Regulatory
Skills and experience
Dr. Byington provides the Board extensive knowledge and perspective regarding the integrated delivery of healthcare services as a result of her leadership positions at some of the nation’s largest health systems. Dr. Byington also possesses strong executive management skills and strategic planning experience, as well as expertise in clinical practice and infectious diseases.
Professional background
•Professor at University of California, San Diego since 2024.
•Served as Special Adviser to the President of University of California Health, the largest public academic healthcare system in the United States, from 2023 to 2024.
•Executive Vice President of University of California Health from 2019 to 2023.
•Served as Dean of the College of Medicine, Senior Vice President for Health Sciences for Texas A&M University, and Vice Chancellor for Health Services for Texas A&M System from 2017 to 2019.
•From 1995 to 2016, served on the faculty of the University of Utah, serving in multiple leadership roles, including as Director and Principal Investigator, Center for Clinical and Translational Science at University of Utah Health from 2015 to 2016.

R. Andrew Eckert | 63
Former Chief Executive Officer, Zelis Inc.

Director since: 2016 Independent: Yes Committees: •Compensation and Human Capital (Chair) •Audit
Skills and experience
Mr. Eckert is a leader in the growing field of healthcare information technology, with extensive experience as an executive officer of several healthcare companies. He also brings to the Board a deep knowledge of operations, strategic planning, product development and marketing, and has valuable corporate governance insight gained from having served as chief executive officer of publicly-held companies and as a director of other public companies.
Professional background
•Currently serves as a Senior Advisor to Permira, a global private equity firm.
•Served as Chief Executive Officer of Zelis Inc., a provider of healthcare cost management and payments solutions, from 2020 to 2021.
•Served as President and Chief Executive Officer of Acelity L.P. Inc., a global wound care company, from 2017 until the sale of the company in 2019.
•Served as the Chief Executive Officer of Valence Health, Inc., a healthcare information technology and services company, from 2015 until its sale in 2016.
•Previously served as Chief Executive Officer of TriZetto Corporation, a payer technology solutions firm, until its sale in November 2014.
Public directorships
•Fortrea Holdings Inc. (Lead Director)
Former public directorships (last 5 years)
•Varian Medical Systems, Inc.

16

Proposal 1: Election of directors
Claire M. Fraser, Ph.D. | 69
Former Director, Institute for Genome Sciences and Professor of Medicine and Microbiology and Immunology, University of Maryland School of Medicine

Director since: 2006 Independent: Yes Committees: •Compensation and Human Capital •Corporate Governance and Nominating
Skills and experience
Dr. Fraser is an internationally recognized scientist who contributes to the Board a strong background in genomics, infectious diseases and molecular diagnostics, including the development of novel diagnostics and vaccines. She also brings considerable managerial experience, having established and led two large research institutes for over 30 years, and through her experience as a director of several biotechnology companies and non-profit organizations.
Professional background
•Served as Director of the Institute for Genome Sciences and Professor of Medicine and Microbiology and Immunology at the University of Maryland School of Medicine from 2007 to 2024.
•Served as President and Director of The Institute for Genomic Research, a not-for-profit research organization engaged in human and microbial genomics studies, from 1998 to 2007.
•Previously served as Chair of the Board and a Director of the American Association for the Advancement of Science, and is a member of the National Academy of Sciences and National Academy of Medicine.
•Previously served as a Director of Ohana Biosciences Inc.
Public directorships
•Seres Therapeutics, Inc.

Jeffrey W. Henderson | 60
Former Chief Financial Officer of Cardinal Health Inc.

Director since: 2018 Independent: Yes Committees: •Audit (Chair) •Compensation and Human Capital
Skills and experience
Mr. Henderson is an experienced healthcare executive who brings to the Board a deep knowledge of the industry, along with strong financial, strategic and operational expertise and significant international experience. Mr. Henderson also brings valuable corporate governance experience from his service as a director of other public companies.
Professional background
•Served as Chief Financial Officer of Cardinal Health Inc., a global healthcare products and services company, from 2005 to 2014.
•Held multiple positions at Eli Lilly and General Motors, including international positions, prior to joining Cardinal Health.
•President of JWH Consulting LLC, a business and investment advisory firm, focused primarily on the healthcare industry.
•Served as an Advisory Director to Berkshire Partners LLC, a private equity firm, from September 2015 to December 2019.
Public directorships
•Qualcomm, Inc.
•Halozyme Therapeutics, Inc. (Chair of the Board)
Former public directorships (last 5 years)
•FibroGen, Inc.

2025 Notice of Annual Meeting and Proxy Statement	17

Proposal 1: Election of directors
Christopher Jones | 69
Former Chief Executive Officer, JWT Worldwide

Director since: 2010 Independent: Yes Committees: •Audit •Corporate Governance and Nominating (Chair)
Skills and experience
Mr. Jones brings to the Board an important international perspective based on his distinguished career as a marketing leader and head of a global marketing firm. He offers substantial marketing, strategic and managerial expertise derived from his broad range of activities in the field.
Professional background
•Served as Chief Executive Officer of JWT Worldwide (previously known as J. Walter Thompson), an international marketing firm, from 1996 to 2001.
•Chair of the Board of Trustees of The Pew Charitable Trusts and member of the Board of Directors of The Albert and Mary Lasker Foundation.
•Member of the Health Advisory Board of The Johns Hopkins University Bloomberg School of Public Health.
•Chair of the Board of Newrotex Ltd.

Thomas E. Polen | 51
Chairman, Chief Executive Officer and President, BD

Director since: 2020 Independent: No Committees: None
Skills and experience
Mr. Polen has spent over 20 years with BD in a number of capacities of increasing responsibility, including oversight responsibility for all three of BD's business segments, global research and development, innovation, operations and the commercial organization of BD's Americas region. Mr. Polen brings to the Board extensive industry experience and business expertise, particularly in the areas of strategy and innovation, marketing, technology and in-depth knowledge of BD’s businesses and served markets.
Professional background
•BD's Chief Executive Officer since 2020, and appointed Chairman in 2021.
•Has served as BD’s President since April 2017, and also served as BD's Chief Operating Officer from October 2018 to January 2020.
•Served as Executive Vice President and President of BD’s Medical segment prior to becoming President.
Public directorships
•Walgreens Boots Alliance

18

Proposal 1: Election of directors
Timothy M. Ring | 67
Former Chairman and Chief Executive Officer, C. R. Bard, Inc.

Director since: 2017 Independent: Yes Committees: •Audit •Quality and Regulatory
Skills and experience
Mr. Ring contributes to the Board deep expertise resulting from his 20 years of experience in various leadership positions at C. R. Bard, including as Chairman and Chief Executive Officer. Mr. Ring's expertise covers many facets of business, including strategy, product development, financial matters and international operations, and he has extensive experience in the healthcare industry.
Professional background
•Served as C. R. Bard’s Chairman and Chief Executive Officer from 2003 until 2017, when it was acquired by BD.
•Co-founder of TEAMFund, Inc., an impact fund focused on delivering medical technology to sub-Saharan Africa and India.
Public directorships
•Quest Diagnostics Incorporated (Lead Director)

Bertram L. Scott | 73
Former Chief Executive Officer, Affinity Health Plan

Director since: 2002 Independent: Yes Committees: •Compensation and Human Capital •Quality and Regulatory
Skills and experience
Mr. Scott adds strong strategic, operational and financial experience to the Board from the variety of executive roles in which he has served during his career. He also brings experience in corporate governance and business expertise in the insurance and healthcare fields.
Professional background
•Served as Senior Vice President of Population Health of Novant Health from 2015 to 2019.
•Previously served as President and Chief Executive Officer of Affinity Health Plan, and as President, U.S. Commercial of CIGNA Corporation.
•Also previously served as Executive Vice President of TIAA-CREF and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company.
Public directorships
•Dollar Tree, Inc.
•Equitable Holdings, Inc.
•Lowe’s Companies, Inc.
Former public directorships (last 5 years)
•AllianceBernstein L.P./AllianceBernstein Holding L.P.

2025 Notice of Annual Meeting and Proxy Statement	19

Proposal 1: Election of directors
Joanne Waldstreicher, M.D. | 64
Former Chief Medical Officer, Johnson & Johnson

Director since: 2023 Independent: Yes Committees: •Corporate Governance and Nominating •Quality and Regulatory
Skills and experience
Dr. Waldstreicher brings to the Board over 30 years of experience in clinical and strategic leadership roles, with an emphasis on clinical development, product development strategy, safety and regulatory affairs.
Professional background
•Served as chief medical officer of Johnson & Johnson (J&J) from 2012 to 2023.
•Previously served as chief medical officer of Janssen Pharmaceutical Research and Development, a division of J&J from 2009 to 2012. Prior to that, Dr. Waldstreicher served as vice president and as senior vice president of Global Drug Development at Janssen from 2002 to 2009.
•Prior to J&J, she led endocrinology and metabolism clinical research at Merck Research Laboratories.
•Serves as faculty affiliate of the Division of Medical Ethics, Department of Population Health at New York University School of Medicine. Served on an expert panel for the Reagan Foundation for the U.S. Food and Drug Administration
Public directorships
•Structure Therapeutics, Inc.

Board refreshment, nomination and diverse representation
Our Board members have strong track records of success in business, finance, healthcare, and value creation, along with deep management experience that helps guide BD’s strategy. The Board believes sustaining the right mix of diverse skills and experiences on the Board is crucial to BD’s continued success. Therefore, the Board regularly performs self-assessments and conducts a robust director renomination process to ensure it continues to be a source of competitive advantage for BD.
BD’s board evaluation and nomination process includes three essential stages:

Evaluation of Board Composition	è	Assessment of Individual Directors	è	Nomination of Directors

The Board’s self-evaluation process is used to identify and assess potential gaps in the key skills and experience required to support BD’s current strategic interests. In addition, the Governance Committee undertakes a robust review prior to recommending the renomination of any sitting director, including their effectiveness during the past year, their outside time commitments, their tenure on the Board, and the needs of the Board going forward in the context of BD’s strategy. Our Governance Principles state that Board members should not expect that, once elected, they will necessarily be renominated to the Board.
The Board seeks to have a mix of long-, mid- and short-tenured directors to ensure a balance of views and insights. When reviewing its composition, the Board balances the benefits it receives from the knowledge and understanding of our complex businesses that directors gain from longer-term service with the need to bring fresh ideas and perspectives to the Board through the addition of new directors.

20

Proposal 1: Election of directors
Board self-evaluation process
The Board believes a rigorous self-evaluation process is important to the ongoing effectiveness of the Board. Each year the Board conducts a self-evaluation of its performance that allows directors to provide individual feedback on the Board’s composition, culture, committee structure, relationship with management, meeting agendas, oversight of strategy and risk, and other Board-related topics. The results of the self-evaluation are presented by the chair of the Governance Committee to the full Board. As part of the evaluation, the Board assesses the progress in the areas targeted for improvement from the prior year evaluation, and develops actions to be taken to enhance the Board’s effectiveness over the next year.
The Board believes it is important to periodically obtain an outside perspective on the Board’s overall composition, functioning and effectiveness, and seeks to have its annual self-evaluation facilitated by an independent outside consultant experienced in board and governance practices at least once every three years. The Board engaged such a consultant in 2024. The consultant conducted 1-on-1, open-ended interviews with all Board members to provide each director with the opportunity to openly discuss on a confidential basis the performance and effectiveness of the Board as a whole and its committees and to identify areas for improvement. In addition to the director interviews, the consultant conducted interviews with members of senior management who regularly interact with the Board to solicit their perspectives on the relationship between the Board and management. At the conclusion of the process, the consultant presented its findings and recommendations to the Governance Committee and the full Board.
The Board has made several enhancements to our board practices as a result of its self-evaluation processes, including improvements to our annual director renomination process, rotations of committee chairs and committee composition, and improvements in the conduct of Board meetings. In particular, as a result of its annual review of Board composition and recognizing the need for fresh perspectives, the Board has added three new directors since 2021.

All three individuals added to BD’s Board since 2021 bring key skills and experience

Relevant experience adding to the Board’s oversight and guidance capacity

Carrie L. Byington, M.D.	Professor, University of California San Diego and Former Executive Vice President of University of California Health
Extensive knowledge regarding the integrated delivery of healthcare services and strong executive management skills and strategic planning experience, as well as expertise in clinical practice and infectious diseases

William M. Brown	Chief Executive Officer, 3M Company	Substantial strategic, financial, operational and innovation expertise, along with a strong corporate governance background and experience in domestic and international business

Joanne Waldstreicher, M.D.	Former Chief Medical Officer of Johnson & Johnson	Vast experience in clinical and strategic leadership with an emphasis on clinical development, product development strategy, safety and regulatory affairs

Director representation
Diversity of thought has long been a core value of BD. The Board believes having Board members with a mix of differing viewpoints, insights and perspectives is critical to board effectiveness. BD seeks to have its Board composed of directors that collectively possess a wide range of relevant business and financial expertise, industry knowledge, management experience and prominence in areas of importance to BD. The Board believes that diverse representation of all genders, experiences and backgrounds is an important element in achieving the broad range of perspectives that the Board seeks among its members. Diverse representation on the Board is also important for modeling the inclusive culture at BD. To that end, consideration of the overall diversity of our board remains an important factor in board succession planning and director recruitment, and the Board has adopted a policy that a diverse range of candidates be included in any candidate pool from which new directors are selected.

2025 Notice of Annual Meeting and Proxy Statement	21

Proposal 1: Election of directors
The Board is committed to maintaining and improving the representation of individuals of all genders, experiences and backgrounds, and will look for opportunities to increase the diversity of the Board where appropriate.
Director nomination process
Role of the Governance Committee

1 Review of the Composition of the Board	The Governance Committee reviews potential director candidates and recommends nominees for director to the full Board for its consideration based on the Board's assessment of the overall composition of the Board.

2 Consideration of Referrals from Various Sources	It is the Governance Committee’s policy to consider referrals of prospective director nominees from Board members and management, as well as shareholders and other external sources, such as retained executive search firms. The Governance Committee seeks to identify a diverse range of highly-qualified candidates, and utilizes the same criteria for evaluating candidates, irrespective of their source.

3 Consideration of Director Qualifications
When considering potential director candidates, the Governance Committee will seek individuals with backgrounds and qualities that, when combined with those of BD’s other directors, provide a blend of skills and experience that will further enhance the Board’s effectiveness. As provided under our Governance Principles, the Governance Committee believes that any nominee for director that it recommends must meet the following minimum qualifications:
•Candidates should be persons of high integrity who possess independence, forthrightness, inquisitiveness, good judgment and strong analytical skills.
•Candidates should demonstrate a commitment to devote the time required for Board duties, including, but not limited to, attendance at meetings. In this regard, when evaluating director candidates (including the renomination of incumbent directors), the Governance Committee will take into consideration, among other things, the director candidate’s existing time commitments, such as service on other public or private company boards (including chairman/lead director or other leadership positions on public boards) or not-for-profit boards or with a government or advisory group. See "Director Outside Affiliations" on page 38 for a further discussion of the Governance Committee's review of candidates outside time commitments and affiliations.
•Candidates should be team-oriented and committed to the interests of all shareholders as opposed to those of any particular constituency.

4 Assessment and Nomination of Candidates
The Governance Committee assesses the characteristics and performance of incumbent director nominees against the above criteria as well, and, to the extent applicable, considers the impact of any change in the principal occupations of such directors during the last year. Upon completion of its assessment, the Governance Committee reports its recommendations for nominations to the full Board.

22

Proposal 1: Election of directors
Shareholder recommendations
To recommend a candidate for consideration by the Governance Committee, a shareholder should submit a written statement of the qualifications of the proposed nominee, including full name and address, to the Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880. The Governance Committee evaluates shareholder recommendations using the same process it follows for other candidates. Recommendations do not constitute candidate nominations, which must meet our by-law requirements. The Governance Committee may request such additional information as it deems appropriate.
Proxy access nominations
BD has a “proxy access” by-law, which permits eligible shareholders to nominate director candidates for inclusion in BD’s proxy statement and proxy card. Our proxy access by-law provides that a shareholder (or a group of up to 20 shareholders) owning 3% or more of BD’s outstanding common stock for at least three years can nominate up to two individuals or 20% of the Board, whichever is greater, for election at an Annual Meeting of Shareholders, subject to the relevant requirements in our By-Laws.
Board leadership structure
The Board seeks to achieve the best board leadership structure for the effective oversight of BD’s affairs and believes there is no single, generally accepted approach to providing effective board leadership. The Board believes its risk management processes are well-supported by the current Board leadership structure. The Board believes that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as Chairman if the roles are split, should be based upon the particular circumstances facing BD. Maintaining a flexible policy allows the Board to choose the leadership structure that best serves the interests of the company and its shareholders at any particular time. Currently, the Board believes that combining the roles of CEO and Chairman is in the best interest of BD and its shareholders. The Board believes Mr. Polen’s over 20 years of experience at BD and knowledge of our complex businesses makes him uniquely qualified to lead the Board on the most important issues facing BD. The combined roles also allow Mr. Polen to speak for and lead BD and the Board, and creates the clear lines of authority, accountability and leadership necessary to execute BD’s strategy.
The lead director’s role
The Governance Principles provide for the appointment of a Lead Director from among the Board’s independent directors whenever the Chairman is not independent. The Lead Director role allows the non-management directors to provide effective, independent Board leadership and oversight of management.
Bertram L. Scott has served as Lead Director since 2022. As Lead Director, Mr. Scott has the following responsibilities under the Governance Principles. He may also perform other functions or duties as requested by the Board.
•Presides over all meetings of the Board at which the Chairman is not present, including executive sessions of the non-management directors, and at such other times as the Board deems appropriate.
•Possesses authority to call meetings of the independent directors.
•Consults on and approves Board meeting agendas and information provided to the Board.
•Consults on and approves Board meeting schedules to ensure there is sufficient time for discussion of all agenda items.
•Coordinates with the Chair of the Compensation Committee to perform the annual performance evaluation of the Chief Executive Officer by the non-management directors.
•Serves as a liaison between the non-management directors and the Chairman, and as a contact person to facilitate communications by BD’s employees, shareholders and others with the non-management directors.
•If requested by major shareholders, ensures availability for consultation and direct communication.

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Corporate governance
The Board and committees of the Board
The Board has established four operating committees (the “Committees”) that meet regularly: the Audit Committee; the Compensation Committee; the Governance Committee; and the Quality and Regulatory Committee (the “QRC”). The Board has also established an Executive Committee that meets only as needed.

Governance Materials
The following materials related to corporate governance at BD are available at investors.bd.com/corporate-governance.
•Governance Principles
•Charters of the Audit Committee, Compensation Committee, Governance Committee, QRC and Executive Committee
Printed copies of these documents, BD’s 2024 Annual Report on Form 10-K, and BD’s reports and statements filed with or furnished to the SEC may be obtained, without charge, by contacting the Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880; telephone 201-847-6800.

Committee membership and function
Set forth below are the members of each Committee and a summary description of each Committee’s areas of oversight.
Audit Committee

Members Jeffrey W. Henderson (Chair) Carrie L. Byington, M.D. R. Andrew Eckert Christopher Jones Timothy M. Ring Meetings in 2024: 11
Principal Responsibilities:
•Retains and reviews the qualifications, independence and performance of BD’s independent auditors.
•Reviews BD’s public financial disclosures and financial statements, and its accounting principles, policies and practices; the scope and results of the annual audit by the independent auditors; BD’s internal audit process; and the integrity of BD’s internal control over financial reporting.
•Reviews BD’s guidelines and policies relating to enterprise risk assessment and management, including financial risk and cybersecurity and data privacy risk exposures.
•Oversees BD’s ethics and compliance programs.
•Reviews financial strategies regarding currency, interest rates and use of derivatives, and reviews BD’s insurance program.

The Board has determined that each Audit Committee member meets the independence and financial literacy requirements of the New York Stock Exchange ("NYSE") for audit committee members. The Board also has determined that each of Messrs. Henderson and Ring qualifies as an “audit committee financial expert” under the rules of the SEC.

24

Corporate governance
Compensation and Human Capital Committee

Members R. Andrew Eckert (Chair) William M. Brown Clare M. Fraser, Ph.D. Jeffrey W. Henderson Bertram L. Scott Meetings in 2024: 6
Principal Responsibilities:
•Reviews BD’s compensation and benefits programs, recommends the compensation of BD’s CEO to the independent members of the Board, and approves the compensation of BD’s other executive officers.
•Approves all employment, severance and change in control agreements with BD's executive officers.
•Serves as the granting and administrative committee for BD’s equity compensation plans, including grants to directors.
•Oversees BD's policies and strategies relating to human capital management, including recruitment, development, promotion, performance management, senior management succession, pay equity and inclusion and diversity.
•Oversees certain other BD benefit plans.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the NYSE for compensation committee members. Each member also qualifies as a “non-employee director” under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").
Procedure for determining executive compensation
The Compensation Committee oversees the compensation program for the executive officers named in the Summary Compensation Table on page 68 and for BD’s other executive officers. The Compensation Committee recommends compensation actions regarding the CEO for approval by the independent directors of the Board and has the authority to take compensation actions with respect to BD’s other executive officers, as discussed below. The Compensation Committee may not delegate these responsibilities to another Committee or members of management.
Role of management
The Compensation Committee’s meetings are typically attended by BD’s CEO, its Chief People Officer and other BD associates who support the Compensation Committee in fulfilling its responsibilities. The Compensation Committee considers management’s views on compensation matters, including the performance metrics and targets used for BD’s performance-based compensation. Management also provides information (which is reviewed by our Internal Audit department and the Audit Committee) to assist the Compensation Committee in determining the extent to which performance targets have been achieved. This includes any recommended adjustments to BD’s operating results when assessing BD’s performance. The CEO and Chief People Officer also work with the Compensation Committee chair in establishing meeting agendas.
Role of the independent consultant
The Compensation Committee is also assisted in fulfilling its responsibilities by its independent consultant, Semler Brossy Consulting Group ("Semler Brossy"). Semler Brossy is engaged by, and reports directly to, the Compensation Committee. The Compensation Committee has not identified any conflict of interest on the part of Semler Brossy, or any factor that would otherwise impair the independence of the firm relating to the services performed by them for the Compensation Committee. No other consultant was used by the Compensation Committee with respect to the 2024 fiscal year compensation of BD’s executive officers.
During fiscal year 2024, Semler Brossy was not engaged to perform any services for BD or BD’s management. The Compensation Committee has adopted a policy prohibiting its independent consultant from providing any services to BD or BD’s management without the Compensation Committee’s prior approval, and has expressed its intention that such approval will be given only in exceptional cases. As described in more detail below, Semler Brossy was also engaged by the Governance Committee to advise on non-management director compensation.

2025 Notice of Annual Meeting and Proxy Statement	25

Corporate governance
During the past fiscal year, the Compensation Committee's independent consultants:
•reviewed materials prepared for the Compensation Committee by management,
•provided market comparison data and other materials requested by the Compensation Committee, and assisted the Compensation Committee in the design and implementation of BD’s compensation program, including the selection of the key elements of the program, the setting of targeted pay and the selection of performance metrics,
•made recommendations regarding the compensation of BD’s CEO,
•conducted an annual review of the compensation practices of select peer companies, and advised the Compensation Committee with respect to the competitiveness of BD’s compensation program in comparison to industry practices, and identified any trends in executive compensation, and
•attended Compensation Committee meetings.
Setting compensation
At the end of each fiscal year, the independent directors conduct a review of the CEO’s performance. The independent directors then meet in executive session to set the compensation of the CEO after considering the results of its review, market comparison data and the recommendations of the Compensation Committee. The CEO does not play a role in determining or recommending CEO compensation.
The Compensation Committee is responsible for determining the compensation of BD’s other executive officers. The CEO, in consultation with BD’s Chief People Officer, reviews the performance of the other executive officers with the Compensation Committee and makes compensation recommendations for its consideration. The Compensation Committee determines the compensation for these executives, in consultation with its independent consultant, after considering the CEO’s recommendations and data regarding compensation levels for comparable positions at peer companies and, if applicable, survey data.
The Board has delegated responsibility for making recommendations regarding non-management director compensation to the Governance Committee, as discussed on page 41.
Corporate Governance and Nominating Committee

Members Christopher Jones (Chair) William M. Brown Catherine M. Burzik Claire M. Fraser, Ph.D. Joanne Waldstreicher, M.D. Meetings in 2024: 5
Principal Responsibilities:
•Identifies and recommends candidates for election to the Board.
•Reviews and makes recommendation to the Board regarding the composition, structure and function of the Board and its Committees.
•Reviews and recommends to the Board the compensation of non-management directors.
•Monitors BD’s corporate governance and Board practices, and oversees the Board’s self-evaluation process.
•Oversees BD's process and practices relating to the management and oversight of environmental, health and safety, inclusion and diversity, political activities, corporate responsibility and other public policy or social matters relevant to BD ("Corporate Sustainability matters").
•Reviews BD’s artificial intelligence governance framework in light of applicable global regulatory requirements, industry standards and ethical considerations.

The Board has determined that each member of the Governance Committee meets the independence requirements of the NYSE.

26

Corporate governance
Quality and Regulatory Committee

Members Catherine M. Burzik (Chair) Carrie L. Byington, M.D. Timothy M. Ring Bertram L. Scott Joanne Waldstreicher, M.D. Meetings in 2024: 5
Principal Responsibilities:
•Oversees BD’s quality strategy and the systems and processes in place to monitor product quality and safety, and BD’s compliance processes and procedures with relevant regulatory requirements.
•Reviews the results of any product quality and quality system assessments by BD and external regulators.
•Reviews any significant product quality, safety or regulatory trends or issues that arise, including any relating to product cybersecurity.
•Reviews product quality, safety or regulatory issues identified with respect to any acquired business and the related integration plans for such business.

Board, committee and annual meeting attendance
The Board and its Committees held the following number of meetings during fiscal year 2024:

Board	9
The Executive Committee did not meet during fiscal year 2024. BD’s non-management directors, all of whom are independent, met in executive session at each of the regular Board meetings held during fiscal year 2024. The Lead Director presided at these executive sessions.

Audit Committee	11
Compensation Committee	6
Governance Committee	5
QRC	5
During fiscal year 2024, all directors attended at least 75% of the total number of meetings of the Board and the Committees on which he or she served. The Board has adopted a policy pursuant to which directors are expected to attend our annual shareholders' meetings in the absence of a scheduling conflict or other valid reason. All of the then-sitting directors attended BD’s 2024 Annual Meeting.
Director independence
Under the NYSE rules and our Governance Principles, a director is not independent if the director has a direct or indirect material relationship with BD other than as a director. The Governance Committee annually reviews the independence of all directors and nominees for director and reports its findings to the full Board. To assist in this review, the Board has adopted director independence guidelines (“Independence Guidelines”) that are contained in the Governance Principles and can be accessed on the BD website at https://investors.bd.com/corporate-governance/governance-documents. The contents of our website are not incorporated by reference into this document for any purpose. The Independence Guidelines set forth certain categories of relationships (and related dollar thresholds) between BD and its directors, their immediate family members, or entities with which they have a relationship, which the Board has judged to be immaterial for purposes of a director’s independence. In the event that a director has any relationship with BD that is outside these immaterial relationships, the other independent members of the Board review the facts and circumstances to determine whether the relationship could impact the director's independence.
The Board has determined that all of our non-management directors serving on the Board (William M. Brown, Catherine M. Burzik, Carrie L. Byington, R. Andrew Eckert, Claire M. Fraser, Jeffrey W. Henderson, Christopher Jones, Timothy M. Ring, Bertram L. Scott and Joanne Waldstreicher) are independent under the NYSE rules and our Independence Guidelines. Mr. Polen is an employee of BD and is, therefore, not independent.

2025 Notice of Annual Meeting and Proxy Statement	27

Corporate governance
In determining that each of our non-management directors is independent, the Board reviewed any transactions or other dealings by BD with organizations with which a director has a relationship, such as service as an employee or as a member of its governing or advisory board. Based on its review, the Board determined that, in each instance, the relationship was immaterial, or that the nature of the relationship, the degree of the director’s involvement with the organization or transaction, and the amount involved did not otherwise constitute a relationship that would impair the director’s independence. The types of transactions with director-affiliated organizations considered by the Board consisted of the purchase or sale of products and/or services (in the cases of directors Brown, Burzik, Byington, Eckert, Fraser, Henderson, Jones, Ring, Scott and Waldstreicher), the licensing of intellectual property rights (in the cases of directors Byington, Fraser and Jones), an equity investment (in the case of Mr. Ring), and charitable contributions (in the cases of Messrs. Jones and Scott).
Related person transactions
The Board has established a written policy (the “Policy”) requiring Governance Committee approval or ratification of transactions involving more than $120,000 per year in which a director or executive officer (or their immediate family members) or any shareholder owning more than 5% of BD’s outstanding common stock (excluding passive investors that own less than 20%), has or will have a material interest (referred to as a "related person transaction"). The Policy excludes certain specified transactions, including transactions available to BD associates generally on the same terms and conditions. The Governance Committee will approve or ratify only those transactions that it determines in its business judgment are fair and reasonable to BD and in (or not inconsistent with) the best interests of BD and its shareholders, and that do not impact the director’s independence.
BD did not engage in any related person transactions subject to the Policy during fiscal year 2024. We previously disclosed that we anticipated making an investment during fiscal year 2024 in TEAMFund, LP II, a for-profit limited partnership (the “Partnership”) being formed by a non-profit (the “Non-Profit”) established by Timothy Ring, a director, and his wife, Kathryn Gleason. However, closing of the Partnership has not yet occurred, and it is now anticipated that the Partnership will close in fiscal year 2025. The Partnership is being formed for the purpose of investing in medical technologies that address priority unmet healthcare needs in underserved populations, with areas of focus including medical technologies, medical devices, artificial intelligence-enabled healthcare, digital health, and technologies facilitating access to healthcare. It is anticipated that BD's committed investment in the Partnership will be $2 million, with the capital contribution to be made over a five-year period and BD will not make a capital contribution in any one year of $1 million or more. BD’s capital contribution would represent an approximate 1.3% limited partnership interest based on the amount the Partnership seeks to raise. The Non-Profit will also invest as a limited partner. Mr. Ring and Ms. Gleason do not benefit financially from the Partnership since any return on the Non-Profit’s investment will inure solely to the benefit of the Non-Profit. Neither Mr. Ring nor Ms. Gleason will be employees of or receive any compensation from the Partnership. In addition, a procedure has been established to address any potential conflicts that may arise between the investment activities of the Partnership and BD’s business. The Governance Committee has approved the proposed investment in the Partnership because (i) BD’s investment may provide BD management insight into emerging technologies that BD may have an interest in acquiring or otherwise commercializing and (ii) the purpose of the Partnership of meeting unmet healthcare needs in underserved populations is consistent with BD’s health equity initiatives and 2030+ goals, and with our corporate mission of “advancing the world of health.”

28

Corporate governance
Board’s oversight of risk
Role of the board and committees

BOARD
The full Board reviews the risks associated with BD’s strategic plan and discusses the appropriate levels of risk for the company in light of BD’s business objectives. This is done through an annual strategy review process, and from time-to-time throughout the year as part of the Board’s ongoing review of corporate strategy. Additionally, the Board conducts an annual review of BD's enterprise risk management ("ERM") program. The full Board also regularly oversees other areas of potential risk, such as significant acquisitions and divestitures, and succession planning for BD’s CEO and other members of senior management.

COMMITTEES
The Committees are responsible for monitoring and reporting to the full Board on risks associated with their respective areas of oversight. In connection with its oversight responsibilities, each Committee often meets with the members of management who are primarily responsible for the management of risk in their respective areas, including, among others, BD’s Chief Financial Officer ("CFO"), Chief People Officer, General Counsel, Chief Risk Officer, Chief Ethics and Compliance Officer and senior leaders in regulatory, information technology and R&D.

Audit Committee	Corporate Governance and Nominating Committee	Compensation and Human Capital Committee	Quality and Regulatory Committee

•Oversees BD’s ERM activities on a regular basis, including cybersecurity and data privacy risks.
•Oversees BD’s accounting and financial reporting processes and the integrity of BD’s financial statements, BD’s global ethics and compliance program, and its hedging activities and insurance coverages.

•Oversees risks relating to BD’s corporate governance practices, including director independence, related person transactions and conflicts of interest, as well as the process and practices relating to the management and oversight of sustainability and artificial intelligence matters.
		•Oversees risks associated with BD’s compensation practices and programs and human capital management.	•Oversees matters relating to regulatory compliance and the quality and safety of BD’s products and services, including product cybersecurity.

MANAGEMENT
BD’s management engages in an ERM process to identify, assess, manage and mitigate a broad range of risks across BD’s businesses, regions and functions, and to ensure alignment of our risk assessment and mitigation efforts with BD’s corporate strategy. At least twice a year, senior management reviews the results of its ERM activities with the Audit Committee, including the process used within the organization to identify risks (including consulting with outside advisors and experts), management’s assessment of the significant categories of risk faced by BD (including any changes in such assessment since the last review), and management’s plans to mitigate potential exposures. The significant risks identified through BD’s ERM activities and the related mitigation plans are also reviewed with the full Board at least once a year, as mentioned above. In addition, certain risks (such as supply chain issues and cybersecurity) are often reviewed in-depth with the Audit Committee and/or the full Board.

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Corporate governance
Specific risk oversight
Compensation programs
BD management has reviewed our compensation policies and practices to determine whether they create risks that are reasonably likely to have a material adverse effect on BD. In connection with this risk assessment, management reviewed the design of BD’s compensation and benefits programs (in particular, our performance-based compensation programs) and related policies, potential risks that could be created by the programs, and features of our programs that help mitigate risk. Among the factors considered were the mix of cash and equity compensation, and of fixed and variable compensation, paid to our associates; the balance between short- and long-term objectives in our incentive compensation; the performance targets, mix of performance metrics, vesting periods, threshold performance requirements and funding formulas related to our incentive compensation; the degree to which programs are formulaic or provide discretion to determine payout amounts; caps on payouts; our clawback and share retention and ownership policies; and our general governance structure. Based on this review, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on BD.
Cybersecurity
The Board and its Committees provide oversight of our cybersecurity program, including the protection and resilience of our products, operational technology (OT) used in manufacturing and distribution, and enterprise information technology (IT). The Audit Committee regularly reviews our IT and OT cybersecurity programs and the QRC reviews our product cybersecurity program. We also have processes by which certain cybersecurity incidents and breaches are escalated and reported to the Board or a Board committee, as appropriate, based on our management’s assessment of risk.
Our cybersecurity risk management program is led by our Chief Information Security Officer (“CISO”), whose organization is responsible for identifying, assessing and managing risks from cybersecurity threats. Our Vice President, Research and Development, Product Security (“VP of Product Security”) also supports our cybersecurity risk management program by leading a team of product security professionals focused on implementing security by design, security in use and product end of life strategies across our portfolio of software-based products. Our CISO is supported by and is a member of our Cybersecurity Strategy and Risk Committee (“CSRC”), which is a management-level governance body for oversight of all of our cybersecurity risk. Our VP of Product Security is also a member of the CSRC. On a quarterly basis, our CSRC receives information from our CISO regarding BD’s enterprise IT, manufacturing and distribution OT and product security programs, including the Company’s strategy and progress on key initiatives. As part of integrating cybersecurity risk management into our Enterprise Risk Management program, our ERC (discussed below) receives updates from our Chief Information Officer and CISO on BD’s cybersecurity risk management strategy and program on a regular basis. Management periodically conducts cybersecurity crisis simulations with the full Board to raise awareness of cybersecurity risks and enhance our incident preparedness. We also provide opportunities for the directors to take a cybersecurity training course through an external service provider.
BD Information Security works closely with teams across BD to implement the Company's cybersecurity strategy across its IT, OT and product offerings. We incorporate cybersecurity risk management into our systems and processes, which we strive to align with multiple industry-leading cybersecurity standards, including the Joint Security Plan issued by the Health Sector Coordinating Council for BD products and guidelines issued by the National Institute of Standards and Technology (NIST) for our manufacturing and distribution OT and enterprise IT.
As part of our cybersecurity risk management program, we engage a range of third-party experts each year, including advisors, consultants and auditors, to evaluate and enhance our program through security attestations and certifications, maturity assessments and security testing. BD makes our industry recognized certifications available through the BD Cybersecurity Trust Center at www.bd.com/cybersecurity, which is not part of, or incorporated by reference into, this proxy statement.
Product quality and patient safety
The QRC provides oversight of matters relating to regulatory compliance and the quality and safety of BD's products and services. The QRC receives in-depth updates from BD's management on the overall quality strategy and the systems in place to monitor the quality and safety of BD's products and services,

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the quality internal audit program and the results of product quality and quality system assessments by BD and external regulators (and BD's response to such assessments), and the processes and procedures relating to the compliance with relevant laws and regulations. Management also provides regular updates to the QRC on risks and developments in the global regulatory environment and any product quality, safety or regulatory registration or compliance issues, including any relating to product cybersecurity. The QRC also reviews any product quality, safety or regulatory registration or compliance risks identified in connection with acquisitions and the related integration plans for such businesses. The full Board also receives periodic updates on product quality and patient safety risks. BD's management, through its Inspire Quality program, works to continue streamlining and strengthening our governance mechanisms to provide oversight for key quality, regulatory and medical matters.
Corporate Sustainability oversight
At the Board level, the Governance Committee has oversight responsibility for the processes, policies and practices relating to sustainability matters. Oversight of BD's 2030+ sustainability goals (discussed below) and other important sustainability matters is allocated among the Board and the Committees. The Governance Committee oversees the 2030+ goals related to Climate Change, Product Impact, aspects of Healthy Workforce and Community and Transparency; the Compensation Committee oversees aspects of the 2030+ goal related to Healthy Workforce and Communities; and the Audit Committee oversees the 2030+ goal related to Responsible Supply Chain. In addition, the full Board also receives an annual update on BD's progress on our 2030+ sustainability goals in addition to periodic updates on other sustainability matters, including associate well-being and development, and Board composition.
At the management level, BD's Enterprise Risk and Sustainability Committee ("ERC") oversees BD's ERM program and its progress towards the 2030+ goals and other priority sustainability matters. The ERC consists of a cross-functional group of management and works with various internal operating committees that are executing on BD's sustainability strategy. The ERC aims to create an enterprise wide culture that promotes open discussion regarding risk and opportunities and integrates effective risk management into our goals and objectives. The ERC is also responsible for overseeing the information on sustainability initiatives provided to the Board and Committees, and external and internal reporting on sustainability matters.
The table below describes Board and Committee primary oversight of BD's 2030+ sustainability goals and other important sustainability matters. BD's 2030+ goals have been highlighted in bold.

Board's Role of Oversight of Corporate Sustainability

Corporate Governance and Nominating Committee	Compensation and Human Capital Committee	Audit Committee	Quality and Regulatory Committee	Full Board

•Climate Change •Product Impact (Plastics/Packaging) •Transparency •Board Composition •Lobbying/Political Contributions •Healthy Workforce and Communities ◦Social Investing	•Healthy Workforce and Communities ◦ID&E •Executive Compensation	•Responsible Supply Chain •Enterprise and Operational Technology Cybersecurity •Privacy •Business Ethics & Compliance	•Product Quality and Safety •Product Cybersecurity	•2030+ Sustainability Goals •Healthy Workforce and Communities ◦Associate well-being and development •Cybersecurity •Board Composition •Executive Compensation

BD Enterprise Risk and Sustainability Committee

BD Operating Committees

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Corporate governance
Corporate Sustainability strategy
BD's Corporate Sustainability strategy, Together We Advance, serves as a framework through which BD addresses the most relevant sustainability issues for BD and its stakeholders. Our approach builds on BD's core Purpose – Advancing the world of health™ – and focuses on making meaningful impacts across four key pillars:
•Company Health: Building a strong business foundation through good governance and transparent reporting.
•Planet Health: Implementing sustainable solutions to reduce the company's environmental footprint.
•Community Health: Collaborating with communities and investing company resources to do what is right.
•Human Health: Empowering employees to innovate new products and solutions to deliver what's next in healthcare.
The health of our company, our planet, our communities and the people we serve are directly connected, and when BD successfully addresses the health of one, we often solve for challenges in another. Together We Advance embraces these interconnections, with the ultimate goal of driving positive collective outcomes and a healthy, resilient world for all.
2030+ Impact areas and goals
Under BD's Together We Advance strategy, BD has made commitments in five areas to achieve by 2030 (and beyond) that are most important to BD and its stakeholders and where BD has identified opportunities to create meaningful, measurable change across the pillars of health over the next decade. These five areas - Climate Change, Product Impact, Responsible Supply Chain, Healthy Workforce and Communities, and Transparency - connect across and advance the four pillars of the strategy, each impacting the health of the company, planet, communities and people. Achievement of these goals will help us drive positive health outcomes and continue our commitment to help achieve the UN Sustainable Development Goals (SDGs).

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•Climate Change: Reducing Scope 1 and 2 greenhouse gas (GHG) emissions 50% by 2030 (from a 2019 baseline). This science-based target is aligned with the 1.5°C global emissions reduction pathway. In 2021, we committed to setting science-based targets by joining the U.N. Race to Zero and Business Ambition for 1.5°C. We are pleased to report that the Science Based Targets initiative recently approved our near-term and 2050 Net-Zero targets.
•Product Impact: Reducing the environmental impact of BD's product portfolio by addressing plastic and packaging material consumption and the impact of plastics throughout its value chain through considerations in product design. BD will also apply minimum environmental and human health criteria to new products and product changes to ensure meaningful and sustainable product improvements across the life cycle. This year, BD announced a next-generation circularity pilot program with Casella recovery efforts to include a wide range of red box waste, including BD syringes and needles, discarded by a variety of care facilities. BD’s Sustainable Medical Technology Institute (SMTI) supports our 2030+ product impact goals through a focus on three key areas: materials of concern, new and more sustainable sterilization technologies, and sustainable product design.

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Corporate governance
•Responsible Supply Chain: Working with supply chain partners to quantify and reduce Scope 3 emissions in line with 1.5˚C emissions scenarios, in addition to strengthening engagement with supply chain partners on their labor and environmental practices and performance.
•Healthy Workforce and Communities: Maintain a healthy and thriving workforce that cultivates our culture of inclusion, safety and well-being, and contributes to advancing equitable health around the world.
•Transparency: Reporting clear information around performance and progress toward BD's sustainability goals through an annual sustainability report in alignment with recognized external sustainability reporting frameworks, including the Taskforce for Climate Related Financial Disclosures (TCFD) and the Sustainability Accounting Standards Board (SASB).

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Corporate governance
BD reports annually on sustainability matters and the progress against its goals in BD's Corporate Sustainability Report. As part of BD's 2030+ Transparency goal, BD's annual Corporate Sustainability Report contains disclosures aligned with recognized frameworks from the Global Reporting Initiative™ (GRI) Sustainability Reporting Standards and SASB Medical Equipment and Supplies Sustainability Accounting Standard. While the report is not intended to fully meet the requirements of the GRI Sustainability Reporting Standards or SASB Standard, reference numbers for standard disclosures are included where full or partial information is provided. For climate reporting, BD follows the recommendations of the TCFD and reports annually to the CDP (formerly the Carbon Disclosure Project). Our FY 2023 Corporate Sustainability Report is available at www.bd.com/2023SustainabilityReport. The report is not part of, or incorporated by reference into, this proxy statement.
Inclusion, diversity and equity
We strive to put ourselves in the best position to support the communities we live and work in and serve our customers and patients. BD’s associates represent diverse thinking and experiences, helping BD achieve its leadership position in the medical technology industry and the global marketplace. A key component of BD's journey to continually build a better BD is our commitment to global ID&E. We believe this commitment, coupled with our purpose and culture, allows us to better understand patient and customer needs and develop innovative technologies to meet those needs.
While we continue to make meaningful progress in fostering an inclusive workplace with fair treatment, equal access and opportunity, and acceptance for everyone, we also seek to continuously improve. Each year, we establish annual corporate ID&E goals to ensure equity in hiring, development, advancement and retention of all talent at every level of the organization and to further our culture of inclusion. In addition, our executive leaders serve as sponsors to our nine global Associate Resource Groups (ARGs). Our ARGs are empowered to set strategic goals aligned with their mission and centered around efforts to advance our company, our local communities and associates' careers, while fostering acceptance, allyship and equity in professional development opportunities.
Externally, we are building on our existing momentum and remain involved in efforts to help the medical technology industry in supporting ID&E by improving health equity and expanding access, including by partnering with the Advanced Medical Technology Association (AdvaMed). We remain committed to sustaining meaningful, long-term strategic partnerships and programs to help ensure that we are advancing the health of our people and patient communities.
Our collective efforts have garnered recognition from respected organizations across the country, including Disability: IN's Best Places to Work for Disability Inclusion, Bloomberg’s Gender Equality Index, and Diversity Inc.’s Noteworthy Companies award, as well as awards for LGBTQ and women inclusion. In addition, we were awarded Best Code of Conduct and ranked a top ten company in the U.S. Transparency Awards by Labrador and named to the 100 Best Corporate Citizens list by 3BL, placing in the top two in the healthcare equipment and services industry. We summarize our ID&E accomplishments in BD's 2023 Corporate Sustainability report, which highlights the ways that inclusion is central to our culture. Our most recent report is available at www.bd.com/2023SustainabilityReport, which is not part of, or incorporated by reference into, this proxy statement.
Pay equity
BD is committed to compensating its associates fairly and equitably because we believe that pay equity is critical to our success in supporting a global and inclusive workforce. We take a proactive approach to gender and ethnic pay equity and continually monitor our compensation program. We regularly conduct comprehensive audits, internal and external analyses, salary benchmarking and bias assessments to identify and remedy unexplained disparities. We conduct targeted annual pay equity analyses that assess pay on a statistical basis and consider factors relevant and known to impact compensation, including but not limited to, tenure, role, career level and geographic differentials. Where appropriate, we take action and make pay adjustments to address any inconsistencies.
The results of our 2024 pay equity assessment, which includes associates in 60 countries representing all of BD's global associates eligible for discretionary or non-statutory pay increases, showed that on average both women and men are paid within a range that would be expected after controlling for legitimate differentiating factors. The analysis revealed that on a global basis and within the U.S., we achieved base pay equity with our female associates in 2024 earning $1 for every $1 earned by male associates. We remain steadfast in our commitment to managing our compensation decisions and processes with the goal of identifying and remedying any practices that may contribute to internal pay gaps.

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Corporate governance
EEO-1 Report
As part of BD's continued commitment to transparency and progress on our ID&E commitments and based on feedback from internal and external stakeholders, we publish our most recently filed U.S. Federal Employment Information Report (EEO-1). The data in our most recent consolidated EEO-1 report is based on BD’s population in the U.S. in December 2023 and reflects BD’s U.S. workforce as of that time. BD's consolidated EEO-1 report is available at www.bd.com/en-us/about-bd/esg#inclusiondiversityequity. The EEO-1 report requires BD to categorize employees into ten broad EEO-1 Component 1 Data Collection Job Categories. These categories do not necessarily match the job categories in which BD organizes its workforce and evaluates its diversity and inclusion data. Thus, meaningful comparisons between EEO-1 Report data and other descriptions of BD’s diversity statistics and disclosures may not be possible.
Note about website and sustainability reports
The reports mentioned above, or any other information from the BD website, are not part of, or incorporated by reference into, this proxy statement. Some of the statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such reports or in this proxy statement is not intended to imply that such information is material to BD. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
Code of conduct
The BD Code of Conduct is applicable to all directors, officers and associates, including our CEO, CFO, principal accounting officer and other senior financial officers. It sets forth BD’s policies and expectations on several topics, including conflicts of interest, confidentiality, compliance with laws (including insider trading laws), preservation and use of BD’s assets, and business ethics. The Code of Conduct also sets forth procedures for addressing any potential conflict of interest (or the appearance of a conflict of interest) involving directors or executive officers, and for the confidential communication and handling of issues regarding accounting, internal control and auditing matters. The Code of Conduct is available in English and over 30 other languages. Every BD associate is required to complete annual training on the Code of Conduct.
BD also maintains an Ethics Helpline, which is accessible via telephone number and web-based portal, for BD associates to raise concerns or seek advice. The Ethics Helpline is available to all associates worldwide, as well as third parties, such as vendors, suppliers and customers. Associates using the Ethics Helpline may choose to remain anonymous (unless prohibited by local law) and all inquiries are kept confidential to the extent practicable in connection with the investigation of an inquiry. All Ethics Helpline inquiries are forwarded to BD’s ethics and compliance department for investigation. In accordance with BD's complaint handling procedures, the Audit Committee is informed of any significant issues raised, whether reported through the Ethics Helpline or otherwise, involving accounting, internal control or auditing matters or any fraud involving senior management or other persons who have a significant role in BD’s internal controls.
Any waivers from any provisions of the Code of Conduct for executive officers and directors will be promptly disclosed to shareholders. In addition, certain amendments to the Code of Conduct, as well as any waivers from certain provisions of the Code of Conduct given to BD’s CEO, CFO or principal accounting officer, will be posted at the website address set forth below.
The Code of Conduct is available on BD’s website at investors.bd.com/corporate-governance/governance-documents. Printed copies of the Code of Conduct may be obtained, without charge, by contacting the Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880; telephone 201-847-6800.
Enterprise ethics and compliance
BD’s global Ethics and Compliance function seeks to ensure that BD has a comprehensive compliance program that is designed to prevent and detect wrongdoing and continuously encourages lawful and ethical conduct. BD’s Chief Ethics and Compliance and Privacy Officer leads the global Ethics and Compliance function and, along with the BD Compliance & Ethics Committee, which is comprised of members of BD’s executive leadership team, oversees these activities. The Audit Committee reviews the company's ethics and compliance program at least annually. The program is integrated into our global business operations. We evaluate the effectiveness of our program and periodically tailor it to appropriately address the risks inherent in our global business.

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Corporate governance
In addition to our Code of Conduct, BD has a set of global policies and standards, including our Global Standards for Interactions with Healthcare Providers, Healthcare Organizations and Government Officials, which are designed to ensure associates have clear guidance on how to do what is right in the context of their work for BD. BD associates must comply with these Global Standards, the BD Code of Conduct, BD policies and procedures, applicable laws and regulations, and relevant industry codes (including AdvaMed, APACMed, MedTech Europe, Mecomed, and ABIMED).
BD associates receive information and training about the Code of Conduct, Global Standards and other policies in several ways, including periodic communications and trainings. Associates can access detailed information on our expectations through our intranet and on our ethics and compliance mobile app.
Except as prohibited by applicable law, BD associates are obligated to report any suspected violations of laws, industry codes, the BD Code of Conduct or BD policies in accordance with BD’s Global Speaking Up Policy. BD takes all reports of violations of laws, BD policies, and ethical standards seriously and will promptly, fairly, and thoroughly investigate such reports. BD does not tolerate any form of retaliation against any person who in good faith reports an actual or suspected violation or cooperates in BD investigations.
Board practices, policies and processes
Governance best practices
BD’s commitment to good corporate governance is embodied in our Governance Principles. The Governance Principles set forth the Board’s views and practices regarding a number of governance topics, and the Governance Committee assesses the Governance Principles on an ongoing basis in light of current best practices.
The following is a summary of our significant corporate governance practices.

Corporate Governance Practices

•Annual election of directors
•Majority voting standard for election of directors
•10 out of 11 director nominees are independent
•Robust lead director structure
•Rigorous annual board self-evaluation and director renomination process
•Shareholder right to call special meetings
•Proxy access by-law
•Shareholder right to act by written consent
•Restrictions on corporate political contributions
•Annual report of charitable contributions
•Director and executive officer share ownership requirements
•Overboarding policy
•No poison pill
•Active shareholder engagement process
•Mandatory director retirement policy
•Robust director orientation and education process

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Corporate governance
Annual election of directors
BD’s directors are elected annually. The Board believes that annual elections of directors reflect a corporate governance best practice, as it provides shareholders the opportunity to express their views on director performance each year.
Majority voting standard for election of directors
In uncontested elections (that is, where the number of nominees does not exceed the number of directors to be elected), nominees for director must receive the affirmative vote of a majority of the votes cast in order to be elected to the Board. Any incumbent director who receives a greater number of votes “against” the director’s election than votes “for” is required to offer to submit his or her resignation to the Board following the shareholder vote. The Governance Committee will consider and recommend to the Board whether to accept the resignation offer. The Board will act on such recommendation and publicly disclose its decision within 90 days following the shareholder vote. This process allows the Board the opportunity to identify and assess the reasons for the vote, including whether the vote is attributable to dissatisfaction with a director’s overall performance or is the result of shareholder views on a particular issue.
Director retirement policy; term limits
It is BD’s policy that directors retire from the Board effective at the conclusion of the Annual Meeting of Shareholders following their 75th birthday. Under special circumstances, the Board may approve exceptions to this policy. The Board believes, however, that any exceptions should be rare. Prior to a director’s 72nd birthday, the Governance Committee will begin discussions with the director regarding the director’s tenure and skills, the director’s anticipated future contributions to the Board, and the Board’s composition and needs going forward to determine whether the director’s continued service to the mandatory retirement age of 75 is appropriate.
It is BD’s policy to avoid term limits for directors, which have the disadvantage of discontinuing the service and contributions of directors who have developed valuable experience and insight into BD and its operations or provide a particular expertise.
Executive sessions of independent directors
The independent directors meet in executive session as a matter of course at each regular meeting of the Board. Following each meeting of the independent directors, the Lead Director discusses with the CEO, to the extent appropriate, matters addressed in or arising from the executive session.
Director continuing education and new director orientation
To enhance and expand the Board's knowledge of the healthcare industry and topics relevant to its oversight responsibilities, we provide our directors with continuing education presentations developed by both internal and external expert speakers. Various key stakeholders, including customers and investors, also meet with the Board of Directors from time-to-time as part of our director education program. Additionally, the Board and individual directors periodically participate in site visits to BD facilities. We also encourage our directors to participate in continuing director education programs conducted by outside providers. New directors also participate in orientation sessions that provide them with a thorough understanding of BD’s business and strategies.
Director outside affiliations
Under our Governance Principles, non-management directors can sit on no more than three public company boards (including BD) if the director is employed on a full-time basis, and four public companies (including BD) if the director is not so employed.
Pursuant to BD's Governance Principles, directors are required to seek the consent of the Chairman and the Governance Committee prior to accepting any invitation to serve on another corporate or not-for-profit board. In reviewing any such request, consideration is given to the whether the outside board creates any actual or potential conflict of interest and the director's existing time commitments, including any leadership roles the director holds on other public company boards. The Governance Committee conducts an annual review of director commitment levels, and affirms that all non-management directors are compliant with our Governance Principles. See "Director Nomination Process" on page 22 for a further discussion of the Governance Committee's review of candidates outside time commitments and affiliations.

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Corporate governance
Political contributions
As permitted under U.S. law, the Company operates a political action committee ("PAC"). The BD PAC is a mechanism to enable eligible U.S. associates to voluntarily support candidates for elected office who share BD’s perspectives and approaches to public policy issues. Contributions to BD PAC are entirely voluntary and are governed by the BD PAC By-Laws. BD provides administrative support to the PAC, as permitted under federal law. BD has not authorized the establishment of any political action committees operating on the state or local level.
Company policy prohibits the use of corporate funds and assets to support U.S. federal or state candidates, political parties, ballot measures or referendum campaigns. Exceptions to this policy require approval by the CEO, General Counsel and a designated member of the Governance Committee. To date, no exceptions have been sought or approved.
BD is a member of numerous trade associations through which we seek to advance collaborative and constructive approaches to industry engagement with policymakers and other stakeholders. BD also participates in a variety of issue advocacy coalitions and alliances that seek to advance policy proposals focused on key priorities for our company. We have informed our major U.S. trade associations and relevant 501(c)(4) organizations that they are prohibited from applying any BD funds to support contributions to any U.S. federal or state candidate, political party, ballot measure or referendum campaign.
In all cases, BD policy prohibits directors and employees from using company resources to promote their personal political views, causes or candidates, and specifies that the company will not directly or indirectly reimburse any personal political contributions or expenses.
Annual report of charitable contributions
In furtherance of BD’s commitment to good governance and transparent disclosure practices, any BD charitable contributions or pledges in an aggregate amount of $50,000 or more in any fiscal year (excluding contributions under BD’s Matching Gift Program) to entities with which BD’s directors and executive officers, or their families, are affiliated must be approved by the Governance Committee. In addition, BD posts on its website, at investors.bd.com/corporate-governance, an Annual Report of Charitable Contributions (the “Contributions Report”) listing all contributions and pledges made by BD during the preceding fiscal year in an amount of $10,000 or more to such affiliated organizations. The Contributions Report includes a discussion of BD’s contributions philosophy.

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Corporate governance
Shareholder engagement
BD believes that effective corporate governance should include regular, constructive conversations with our shareholders. Each year BD conducts a robust shareholder engagement program to address shareholder questions and concerns, and to seek input and gain perspective on company policies and practices. Topics covered include, among others, corporate strategy, board composition and refreshment, sustainability and climate change, human capital management, ID&E and executive compensation.

December-January
•Publish Annual Report to Shareholders and Proxy Statement •Conduct engagement with investors on ballot items •Hold Annual Meeting of Shareholders

July-October
•Active engagement by reaching out to top 75 shareholders •Share investor feedback with the Board •Board considers and incorporates investor feedback received throughout the year

February-June
•Review Annual Meeting results with the Board
•Incorporate shareholder feedback into upcoming Corporate Sustainability Report
•Evaluate proxy season trends, corporate governance best practices, and regulatory developments

Summary of shareholder meetings
During our 2024 engagement, we reached out to our top 75 shareholders, representing approximately 68% of our outstanding shares, to offer engagement meetings, and subsequently engaged with shareholders holding approximately 38% of our outstanding shares. The Lead Director and other members of the Board participated in a number of these meetings. These meetings also included senior representatives from one or more of our corporate secretary, investor relations, sustainability, human resources, regulatory and quality teams. The table below summarizes the key topics that were of interest to our shareholders during the 2024 engagement season:

Commonly discussed topics during BD's 2024 shareholder engagement season

•Sustainability Reporting •Oversight of Sustainability •Climate Change and GHG Emissions •ID&E	•Product Quality and Safety •Human Capital Management •Executive Compensation •Supply Chain Management	•Director Tenure •Board Refreshment and Composition •Board Diversity

Each year, the Board reviews the feedback from our shareholder engagements and discusses opportunities to improve our governance and other practices. The substantial majority of the shareholders to whom we spoke to in 2024 were supportive of our current practices, including Board composition and refreshment, the progress on our sustainability goals and related disclosures, and our executive compensation program. Practices that the Board and management have adopted in the past as a result of our dialogue with shareholders include enhancing the director skills matrix and disclosures on Board representation and refreshment in our proxy statement, adding information on BD’s contribution to health equity in our Corporate Sustainability Report, and disclosing data on BD’s U.S. workforce by publishing BD’s annual EEO-1 report on our website.

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Corporate governance
Other Ways We Engage: In addition to BD’s annual shareholder outreach and engagement program, BD engages in activities designed to inform and seek shareholder input throughout the fiscal year, including without limitation, quarterly earnings calls, industry presentations and conferences.
Communications with the Board
Our relationship with our shareholders and their views about BD are important to us, and the Board recognizes the value of director engagement with BD’s shareholders. Shareholders or other interested parties wishing to communicate with the Board, the independent directors as a group, the Lead Director or any individual director (including complaints or concerns regarding accounting, internal accounting controls or audit matters) may do so:
•by mail, addressed to BD Lead Director, P.O. Box 264, Franklin Lakes, New Jersey 07417-0264;
•by calling the BD Ethics Helpline, an independent toll-free service, at 1-800-821-5452 (callers from outside North America should use “AT&T Direct” to reach AT&T in the U.S. and then dial the above toll-free number); or
•by email to ethics_office@bd.com.
All communications will be kept confidential and promptly forwarded to the Lead Director, who shall, in turn, forward them promptly to the appropriate director(s). Such items that are unrelated to a director’s duties and responsibilities as a Board member may be excluded by our corporate security department, including, without limitation, solicitations and advertisements, junk mail, product-related communications, job referral materials and resumes, surveys, and material that is determined to be illegal or otherwise inappropriate.
The Board has established a process by which shareholders can request direct engagement with our independent directors regarding executive compensation, corporate governance, board and CEO succession, risk management oversight and other matters within the purview of the Board. This process can be found on our website at investors.bd.com/corporate-governance/contact-the-board. The Board may also initiate direct communications with BD shareholders at any time, in its discretion.
Non-management director compensation
The Board believes that providing competitive compensation is necessary to attract and retain qualified non-management directors. The key elements of BD’s non-management director compensation are a cash retainer, equity compensation, Committee chair fees and Lead Director fees. Approximately two-thirds of the base compensation paid to non-management directors (cash retainer and equity) is equity-based compensation. See “Equity ownership by directors” below. Mr. Polen does not receive compensation for his service as a director.

The Governance Committee reviews the compensation of BD’s non-management directors and makes recommendations to the Board. The Governance Committee may not delegate these responsibilities to another Committee or members of management. For fiscal year 2024, the Governance Committee retained Semler Brossy as an independent consultant for this purpose. Semler Brossy's responsibilities include providing market comparison data on director compensation at peer companies, tracking trends in director compensation practices, and advising the Governance Committee regarding the components and levels of director compensation. The Governance Committee did not identify any conflict of interest on the part of Semler Brossy or any other factor that would impair Semler Brossy’s independence. BD management does not play any role in either recommending or determining non-management director compensation.

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Corporate governance
Summary of director compensation

Compensation	Amount
Annual Cash Retainer	$120,000 (paid quarterly)
Annual Restricted Stock Grant Value	$215,000 (using the same methodology used to value awards made to our executive officers)(1)
Annual Committee Chair Retainer	$25,000 (paid annually in arrears)
Annual Lead Director Retainer	$40,000 (paid annually in arrears)
(1)The restricted stock units vest and underlying shares are distributed at the earliest of one year following the grant or the next Annual Meeting of Shareholders, unless deferred at the election of the director.
Equity ownership by directors
The Board believes that directors should hold meaningful equity ownership positions in BD to further align the interests of our non-management directors with our shareholders. To that end, a significant portion of non-management director compensation is in the form of equity awards. Under the Board’s share ownership guidelines, each non-management director is required to own shares of BD common stock (which includes restricted stock units) valued at five times the annual cash retainer and must comply with the guidelines within five years of joining the Board. All our non-management directors have achieved or are on track to achieve the required share ownership target.
Other arrangements
BD reimburses non-management directors for travel and other business expenses incurred in the performance of their services for BD. Directors may travel on BD aircraft in connection with such activities, and, on limited occasions, spouses of directors have joined them on such flights. Per SEC rules, no compensation is attributed to the directors for these flights in the table below, since the aggregate incremental costs to BD of spousal travel were negligible. Directors are also reimbursed for attending director education courses and are eligible to participate in BD’s Matching Gift Program, pursuant to which BD matches charitable contributions made to qualifying non-profit organizations, subject to an aggregate limit per participant of $5,000 per calendar year.
In connection with Marshall O. Larsen’s retirement from the Board at the 2024 Annual Meeting, BD made a contribution of $50,000 to the Larsen Leaders Academy at Purdue University’s Daniels Business School in recognition of his service to BD and the Board.
Directors’ deferral plan
Directors may defer receipt of all or part of their annual cash retainer and other cash fees under the 1996 Directors’ Deferral Plan (the "Directors' Deferral Plan"). Directors may also defer receipt of shares issuable to them under their restricted stock unit awards. A general description of the Directors’ Deferral Plan appears on page 85.

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Fiscal 2024 director compensation
The following table sets forth the compensation earned or received by BD’s non-management directors during fiscal year 2024.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	All other compensation ($)(3)		Total ($)
William M. Brown	120,000	214,470	2,500		336,970
Catherine M. Burzik	145,000	214,470	0		359,470
Carrie L. Byington, M.D.	120,000	214,470	0		334,470
R. Andrew Eckert	145,000	214,470	5,000		364,470
Claire M. Fraser, Ph.D.	120,000	214,470	0		334,470
Jeffrey W. Henderson	145,000	214,470	0		359,470
Christopher Jones	145,000	214,470	0		359,470
Marshall O. Larsen(4)	60,000	0	50,000	(5)	110,000
Timothy M. Ring	120,000	214,470	10,000		344,470
Bertram L. Scott	160,000	214,470	0		374,470
Joanne Waldstreicher, M.D.	120,000	214,470	1,500		335,970
(1)Reflects cash retainer, Committee chair fees, and, for Mr. Scott, the Lead Director fee.
(2)Amounts reflect the grant date fair value under FASB ASC Topic 718 of restricted stock units awarded to non-management directors during fiscal year 2024. Since the average BD closing stock price for the 30 trading days prior to grant is used to value the award and determine the number of units granted, rather than the grant date stock price, the amounts reflected for the grants are different than the $215,000 target award value. For a discussion of the assumptions made in arriving at the grant date fair value of these awards, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
Listed below are the aggregate outstanding restricted stock unit awards held by the persons listed above at the end of fiscal year 2024. The amounts shown include, for certain directors, restricted stock units granted prior to January 2015 that are not distributable until the director leaves the Board.

Name	Stock Awards Outstanding at September 30, 2024 (#)
William M. Brown	912
Catherine M. Burzik	5,288
Carrie L. Byington, M.D.	912
R. Andrew Eckert	912
Claire M. Fraser, Ph.D.	19,704
Jeffrey W. Henderson	912
Christopher Jones	11,714
Marshall O. Larsen	0
Timothy M. Ring	912
Bertram L. Scott	25,680
Joanne Waldstreicher, M.D.	912
(3)Except as otherwise noted, amounts shown represent matching gifts under BD’s Matching Gift Program. The amount shown for Mr. Ring includes $5,000 matching gifts for calendar years 2023 and 2024 that are reportable for fiscal year 2024.
(4)Mr. Larsen did not stand for re-election at the 2024 Annual Meeting.
(5)In connection with Mr. Larsen's retirement, BD made a contribution in the amount of $50,000 to the Larsen Leaders Academy at Purdue University's Daniels Business School in recognition of his service to BD and the Board.

2025 Notice of Annual Meeting and Proxy Statement	43

Proposal 2: Ratification of selection of independent registered public accounting firm
E&Y has been selected by the Audit Committee as BD’s independent auditors for fiscal year 2024. The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of BD’s independent auditors. Shareholders are being asked to ratify the Audit Committee’s selection of E&Y. If ratification is withheld, the Audit Committee will reconsider its selection.
A representative of E&Y is expected to attend the 2025 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement.
Listed below are the fees billed to BD by E&Y for services rendered during fiscal years 2024 and 2023.

	2024	2023
Audit Fees	$21,980,500	$18,824,700	“Audit Fees” include fees associated with the annual audit of BD’s consolidated financial statements, reviews of BD’s quarterly reports on Form 10-Q, registration statements filed with the SEC and statutory audits required internationally.
Audit Related Fees	$468,000	$501,700	“Audit Related Fees” consist of assurance and related services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit Fees. These services include benefit plan audits and other audit services requested by management, which are in addition to the scope of the financial statement audit.
Tax Fees	$1,300,000	$1,051,200	“Tax Fees” includes tax compliance, assistance with tax audits, tax advice and tax planning.
All Other Fees	$7,200	$811,800	“All Other Fees” includes various miscellaneous services.
Total	$23,755,700	$21,189,400
Pre-approval of audit and non-audit services
The Audit Committee is responsible for appointing BD’s independent auditors and approving the terms of the independent auditors’ services. The Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent auditors, as described below. All the services listed in the above table were approved pursuant to this policy.
Audit Services. Under the policy, the Audit Committee will appoint BD’s independent auditors each fiscal year and pre-approve the engagement of the independent auditors for the audit services to be provided.
Non-Audit Services. In accordance with the policy, the Audit Committee has established detailed pre-approved categories of non-audit services that may be performed by the independent auditors during the fiscal year, subject to certain dollar limits. The Audit Committee has also delegated to the chair of the Audit Committee, subject to certain dollar limits, the authority to approve additional non-audit services by the independent auditors that either are not covered by the pre-approved categories or exceed the pre-approved limits, provided that the full Audit Committee is informed of each service. All other non-audit services are required to be pre-approved by the entire Audit Committee.
The Audit Committee believes that the provision of the non-audit services described above by E&Y is consistent with maintaining the independence of E&Y. The Audit Committee periodically considers the rotation of the independent auditors. The Audit Committee believes that the continued retention of E&Y to serve as BD’s independent auditors is in the best interests of BD and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

44

Report of the audit committee
The Audit Committee reviews BD’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of BD’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee monitors these processes.
In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that BD’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from BD and its management, and the independent auditors provided to the Audit Committee the written disclosures and the letter pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence. The Audit Committee discussed with BD’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of BD’s internal controls, and the overall quality of BD’s financial reporting. Management has also reviewed with the Audit Committee its report on the effectiveness of BD’s internal control over financial reporting. The Audit Committee also received the report from the independent auditors on BD’s internal control over financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in BD’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE

Jeffrey W. Henderson (Chair) Carrie L. Byington, M.D.	R. Andrew Eckert Christopher Jones	Timothy M. Ring

2025 Notice of Annual Meeting and Proxy Statement	45

Proposal 3: Advisory vote to approve named executive officer compensation
The Compensation Discussion and Analysis beginning on page 47 of this proxy statement describes BD’s executive compensation program and the compensation decisions made with respect to our CEO and the other executive officers named in the Summary Compensation Table on page 68 (who we refer to as the “named executive officers” or “NEOs”). Pursuant to Section 14A of the Exchange Act, the Board is asking shareholders to cast a non-binding advisory vote on the following resolution:
“RESOLVED, that the shareholders of Becton, Dickinson and Company (“BD”) approve the compensation of the BD executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”
As we describe in the Compensation Discussion and Analysis, our executive compensation program embodies a pay-for-performance philosophy that supports BD’s business strategy and aligns the interests of our executives with those of our shareholders. At the same time, we believe our program does not encourage excessive risk-taking by management. We believe that the compensation actions discussed in the Compensation Discussion and Analysis appropriately reflected the performance of our named executive officers and BD during the year.
For these reasons, the Board is asking shareholders to support this Proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our shareholders and will take into account the outcome of the vote when considering our compensation program and future compensation decisions for our executive officers. The Board has adopted a policy of holding advisory votes to approve named executive officer compensation on an annual basis, and the next advisory vote will be held at our 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting").

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

46

Compensation discussion and analysis
Executive summary
This section provides an overview of our executive compensation philosophy and executive compensation program, and the compensation actions taken with respect to our named executive officers. The named executive officers for 2024 were:
•Thomas E. Polen, Chairman, Chief Executive Officer and President
•Christopher J. DelOrefice, Executive Vice President and Chief Financial Officer
•Richard E. Byrd, Executive Vice President and President, Interventional Segment
•Michael D. Garrison, Executive Vice President and President, Medical Segment
•Shana Neal, Executive Vice President and Chief People Officer
All references in this section to years are references to our fiscal year, which ends on September 30, unless otherwise noted. In this section, when discussing our financial performance and awards under our Performance Incentive Plan (the “PIP”), we refer to certain financial measures that do not conform to GAAP. Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures.
Our compensation objectives and practices
Our goal is to provide an executive compensation program that best serves the long-term interests of our shareholders. We believe that attracting and retaining superior talent and rewarding performance is key to delivering long-term shareholder returns, and that a competitive compensation program is critical to that end. The objectives of our executive compensation program include:
•Aligning the interests of our executives with our shareholders through equity compensation and share retention and ownership guidelines.
•Driving superior business and financial results by setting clear, measurable short- and long-term performance targets that support our business strategy and the creation of long-term shareholder value, while at the same time taking care to ensure that our executives are not incentivized to take inappropriate risks.
•Maintaining a pay-for-performance philosophy by tying a significant portion of pay to performance against performance targets.
•Offering competitive compensation that helps attract and retain high-performing executives who are essential to developing and executing our strategy and creating long-term value for our shareholders.
In administering the program, the Compensation Committee seeks to provide transparency to BD executives and associates and to our shareholders on all aspects of BD’s compensation and benefits structure. This includes disclosure of performance targets and payout formulas, benefits provided under the program, and the Compensation Committee’s use of discretion in determining award payouts.

2025 Notice of Annual Meeting and Proxy Statement	47

Compensation discussion and analysis
The following is a summary of important aspects of our executive compensation program discussed later in this section.

	What We Do	What We Don’t Do

Competitive Compensation Program
 Use balanced mix of cash and equity compensation and annual and long-term incentives.
 Have an independent advisor engaged by our Compensation Committee to assist in designing our compensation program and making compensation decisions.
No employment agreements with our executive officers.

Pay for Performance
 Align executive compensation with the execution of our business strategy by using performance metrics that reward behaviors that support our business objectives and long-term shareholder value.
 Balance performance metrics in our incentive plans so that undue weight is not given to any one metric, and measure performance over annual and multi-year performance periods.
While we emphasize “at risk” pay tied to performance, our program does not encourage excessive risk-taking by management. No guaranteed incentive awards for executive officers.

Strong Compensation Policies
 Robust share retention and ownership guidelines.
 Executive Officer Cash Severance Policy capping cash payments to executives upon termination under new arrangements to 2.99x salary plus bonus.
 “Double-trigger” change in control agreements with our executive officers, and double-trigger vesting provisions for equity compensation awards.
 Clawback policies tied to financial restatements or breaches of restrictive covenants.
 Pre-established timing for annual equity awards.

 No below market exercise prices or reload provisions for equity awards, and no repricing of equity awards without shareholder approval.
 Prohibition on pledging BD shares or hedging against the economic risk of ownership.
 No excise tax "gross-ups" in our change in control agreements.

48

Compensation discussion and analysis
Overview of compensation vehicles and alignment to strategy
BD is focused on delivering sustainable growth and shareholder value and making appropriate investments for the future. BD management operates the business consistent with the three core strategies: Grow, Simplify and Empower. Our compensation program is designed to support our BD 2025 strategy and align the interests of our executives with those of our shareholders by directly linking pay to performance metrics that drive our financial results.

Pay Element	Type	2024 Performance Metrics		Alignment with Strategic Imperatives

Base Salary	Cash			Grow Accelerate revenue growth and shift into higher growth markets Drive operational excellence to improve customer experience and expand margins
PIP (annual incentive)	At-risk cash	•Revenues (40%) •Adjusted Earnings Per Share (20%) •Operating Margin (20%) •Free Cash Flow (20%)	± 5% Strategic Scorecard Modifier

Simplify Boldly expand and embed simplification Strengthen and achieve quality and compliance culture
Long-term Incentive	Performance Units (50%)	•Revenue Growth (50%) •Return on Invested Capital (50%)	± 20% Relative Total Shareholder Return Modifier

Empower Empower our teams with the right strategy, culture, capabilities and digital backbone
	Stock Appreciation Rights ("SARs") (30%)	•Stock Price Appreciation

	Time Vested Units (“TVUs”) (20%)	•Stock Price Appreciation
Updates for 2024 Compensation Program
For 2024, aligned with our Grow and Simplify strategies of BD 2025, the Compensation Committee updated the Strategic Scorecard Modifier goals for the PIP to focus on gross margin percentage and manufacturing cost per unit targets. These measures focus management on profitable growth, cost control and operating efficiency aligned with our BD 2025 strategic imperatives to drive operational excellence and expand margins under BD Excellence. These metrics are consistent with BD's goal to expand simplification and achieve cost and free cash flow leadership. For 2024, the Strategic Scorecard Modifier can result in an adjustment to performance achievement for PIP ranging from -5% to +5% based on management's ability to achieve the goals.

2025 Notice of Annual Meeting and Proxy Statement	49

Compensation discussion and analysis
2024 financial performance*

$20.2B Total Revenues	$5.86 Reported EPS $13.14 Adjusted EPS	~$3.8B Net Cash From Continuing Operations

Drive sustained top line growth through high-impact innovation and commercial excellence
Advanced multiple new growth platforms that put BD in the middle of the most significant trends reshaping healthcare including the use of AI and automation in Connected Care to transform efficiency and outcomes, the shift to New Care Settings and the application of medical technology to improve treatment of Chronic Disease.
•Passed $1B of annual revenue in biologic drug delivery sales driven by our leading pre-fillable devices and increased manufacturing capacity to serve growing GLP-1 demand.
•Acquired Advanced Patient Monitoring, expanding our Connected Care Solutions in a high-growth market and enabling future innovation opportunities in breakthrough closed-loop monitoring and treatment.
•Advanced our PureWickTM Urinary Incontinence platform, launching our NextGen PureWick Flex and expanding PureWick Male into the home.
•Continued to reinvent in the field of flow cytometry with the launch of the 3 and 4 laser BD FACSDiscoverTM S8 Sorter and multiple new reagents using unique AI algorithms to optimize dye designs that are enabling new scientific insights.
•For the full year, revenue of $20.2B increased 4.2% as reported and currency neutral, 4.6%* adjusted currency-neutral, and 5.0%* organic.

Execute on BD Excellence to drive operational performance
BD Excellence launched ~18 months ago and is increasing momentum behind simplifying our company, improving quality and accelerating margin progression.
•Through BD Excellence, our teams made strong progress on network optimization, increasing plant productivity and delivering double digit improvements in waste and operating equipment efficiency.
•Consistently executed on margin expansion in FY24 - increasing Adjusted EPS guidance each quarter and delivering full year GAAP EPS of $5.86, Adjusted EPS of $13.14*, increased operating margin and improved cash flow - all ahead of plan and positions us well moving into FY25.
•While delivering strong margin performance, we also invested $1.1B in R&D to advance our pipeline of innovative programs that will support future growth.

Effectively deploy capital
Our focus on cash generation enabled strong growth in net cash from operations, and allowed us to return capital to shareholders through dividends and share buybacks.
•Strong cash position supported our acquisition of APM, while also returning $1.6 billion dollars of capital to shareholders through dividends and share repurchases.
•53rd consecutive year of dividend increases, extending our long-standing recognition as a member of the S&P500 Dividend Aristocrats Index, a distinction that reflects the consistency and reliability of our dividend policy.
•After closing the APM acquisition, we ended the year with a leverage position that was in line with our expectations. We believe we are well positioned to de-leverage to our target over the next 12 to 18 months.

*    We refer above to certain financial measures that do not conform to GAAP. Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures. Financial information presented in the tables reflects BD’s results on a continuing operations basis.

50

Compensation discussion and analysis
2024 executive compensation decisions
Below is a summary of compensation actions taken in 2024 with respect to our NEOs.
Salary. Mr. Polen and Ms. Neal each received salary increases of 3% during the year, consistent with salary increases made generally at BD. To reflect Mr. Byrd's and Dr. Garrison's continued growth in their roles as Segment Presidents over the past two years, they received a 12% and 11.1% increase, respectively, to commensurately progress their pay towards the market median. Mr. DelOrefice received a 7.9% increase to maintain market competitiveness with peers.
Annual incentive compensation. BD's strong performance for the year resulted in a calculated financial performance factor of 121% of target under the PIP formula, driven by strong earnings, operating margin and cash flow performance that exceeded the targets set for the year, which was partially moderated by a modest shortfall in revenue. Based on management's recommendation, the Compensation Committee approved a corporate PIP performance factor of 103%. For more information, see "2024 Compensation Actions" beginning on page 59. Mr. Polen received a PIP award consistent with the corporate PIP performance factor. Mr. DelOrefice received a PIP award at approximately 113% of target (110% of the corporate PIP performance factor) to recognize his significant contribution during the year. For a full discussion of the 2024 PIP awards made to the named executive officers, see “PIP Awards” beginning on page 60.
Equity compensation.
Fiscal 2024 grants. Consistent with our goal of aligning incentive compensation to the interests of our shareholders, equity compensation continued to represent a significant component of total compensation in 2024. The Compensation Committee determined the equity compensation grant values for each named executive officer after taking into account market data, recommendations from the Compensation Committee’s independent consultant, and individual performance and potential. The increase in Messrs. Polen's, DelOrefice's and Byrd's and Dr. Garrison's awards over the prior year were made to better position the executives' pay within a competitive range of BD's peer group for their respective positions.
Vesting of Performance Based Awards. During 2024, Performance Units covering the fiscal 2021-2023 performance period vested. The performance metrics for these awards were average annual return on invested capital ("ROIC") and average annual Revenue growth, with a performance payout modifier based on BD's relative total shareholder return ("TSR"). For the 2021-2023 Performance Unit awards, performance of average annual ROIC and average annual Revenue growth were above target, with BD's relative TSR above the median. As a result, the awards paid out at 154% of target.
During 2024, the Performance Time Vested Units ("PTVUs") covering the 2021-2023 performance period vested. Vesting was subject to BD's achievement of average 3% growth or more in Adjusted EPS over the performance period. As the Company exceeded the Adjusted EPS target, the PTVUs paid out at 100%. Mr. Polen was the only NEO who was an executive officer at the time of the grant and therefore is the only NEO who held these awards.
Executive Officer Cash Severance Policy. During 2024, in respect to shareholder feedback and in response to a shareholder proposal that received majority support at our 2023 Annual Meeting, the Board adopted the BD Executive Officer Cash Severance Policy. The policy prevents BD from entering into any new agreement, plan or policy after November 21, 2023 that provides for the payment of cash termination benefits to an executive officer exceeding 2.99 times the sum of the officer’s base salary plus target bonus, without seeking shareholder approval or ratification of such arrangement.
2024 say-on-pay results
At our 2024 Annual Meeting, approximately 93% of the shares voted were cast in support of BD’s advisory vote on named executive officer compensation (known as "say-on-pay") paid in fiscal 2023. The Compensation Committee views the vote as broad general shareholder support for our executive compensation program. Based on our say-on-pay vote and the Compensation Committee’s ongoing benchmarking of our compensation policies and practices, the Compensation Committee believes that our compensation program effectively aligns the interests of our named executive officers with those of our shareholders and the long-term goals of BD.

2025 Notice of Annual Meeting and Proxy Statement	51

Compensation discussion and analysis
2024 shareholder engagement
We routinely engage with shareholders to seek feedback on a number of topics, including our executive compensation program, as discussed on page 40, and consider that feedback in our executive compensation program. Based upon the feedback during our 2024 engagement, the Compensation Committee did not make any changes to our program following our 2024 say-on-pay vote.
Design and structure of 2024 executive compensation
The compensation of our named executive officers is weighted towards performance-based compensation, where the amount received by an executive varies based on company and individual performance. As shown in the charts below, approximately 76% of Mr. Polen’s and an average 68% of the other named executive officers' 2024 total target compensation was performance-based pay.
2024 total target compensation(1)

CEO Compensation Mix	Other NEOs Compensation Mix

8%
12%
16%
24%
40%
76%
Performance-
Based
80%
Long-Term

13%
20%
19%
68%
Performance-
Based
17%
63%
Long-Term
32%

Salary	PIP	Performance Units	SARs	TVUs
(1)Actual amounts received (and the percentage of total compensation coming from performance-based compensation) may differ from target amounts based on performance and BD’s stock price. Percentages in above graphs are rounded.
For purposes of the above charts, “performance-based” compensation includes PIP awards, Performance Units, and SARs, while compensation that is not performance-based includes salary and TVUs. We consider SARs performance-based compensation because they require stock price appreciation to deliver value to an executive.

52

Compensation discussion and analysis
The key elements of our compensation program
The key elements of our executive compensation program in 2024 are summarized below. For a fuller description of these elements, see "Description of our key compensation elements" beginning on page 55.

	Fixed	Variable

	Base Salary	PIP	Long-Term Incentives

			SARs	Performance Units	TVUs

What?	Cash	Cash	Equity	Equity	Equity

When?	Annual	Annual	10-year term; 4-year vesting period	3-year performance period	3-year vesting period

Description	Fixed cash compensation based on performance, scope of responsibilities, experience and competitive pay practices.	Annual variable cash payment tied to performance during the fiscal year.	Exercisable for shares based on difference between exercise price and BD stock price, and generally vest ratably over four years.	Performance-based restricted stock units, with payout tied to BD’s performance over three-year performance period.	Restricted stock units that vest in three annual installments beginning one year from grant.

Purpose	Provide a fixed, baseline level of compensation.	•Drive business performance towards achievement of annual goals. •Reward individual contributions to BD’s performance.	•Increase executive ownership to align interests with shareholders. •Drive long-term, sustained business performance. •Reward creation of shareholder value. •Promote executive retention.

Performance period and metrics for performance-based compensation in 2024

1 Year (PIP awards)	3 years (Performance Units)	10 years (SARs)
Revenues	ROIC	Stock Price Appreciation
Adjusted EPS	Revenue Growth
Operating Margin Percentage	Relative TSR (modifier)
Free Cash Flow as a Percentage of Sales
Strategic Scorecard
Gross Margin Percentage Target
Manufacturing Cost Per Unit Target

2025 Notice of Annual Meeting and Proxy Statement	53

Compensation discussion and analysis
Description of metrics for performance-based compensation in 2024

Revenues
Revenues measure BD’s ability to commercialize products and services, and innovate and compete in the global marketplace. This measure reinforces the importance of sustaining strong “top-line” growth under our business strategy.

Adjusted EPS
“Adjusted EPS” is our GAAP diluted earnings per share less acquisition-related purchase accounting adjustments and financing, integration, restructuring and transaction costs. We use Adjusted EPS because it is one of the primary bases on which BD sets performance expectations each year and earnings is a widely used measure of overall company performance on both growth and profitability. The use of Adjusted EPS is consistent with how we report our operating results to the financial community.

Operating Margin Percentage
Operating Margin Percentage focuses management on driving profitable, margin-accretive revenue growth. Increasing our operating margin is a key component of our BD 2025 strategy. "Operating Margin" is BD's operating income (before taxes), expressed as a percentage of revenues.

Free Cash Flow as a Percentage of Sales
This metric recognizes the importance of the efficient use of cash to our ability to fund ongoing investments in our business, including product development, innovation and geographic expansion. “Free cash flow” means net cash from operations, less capital expenditures and capitalized software.

ROIC
ROIC measures profitability and how effectively company assets are being used. This metric requires our executives to effectively manage a number of different aspects of the business, including new product introductions, productivity improvements and geographic expansion.

Relative TSR
We use relative TSR as a modifier of Performance Unit payouts. Relative TSR measures BD’s stock performance (assuming reinvestment of dividends) during the performance period against the group of companies included in the S&P 500 Healthcare Equipment & Supplies Index (the “TSR Group”). Performance Unit payouts are modified based on the relative rank of BD’s TSR compared to the TSR Group during the performance period. The use of relative TSR as a modifier allows Performance Unit payouts to reflect BD’s performance, as measured by our stock price over time, compared to peer companies facing similar business and economic conditions.

Gross Margin Percentage
Gross margin percentage focuses management on profitable growth and the ability to minimize costs aligned with our BD 2025 strategic imperatives to drive operational excellence and expand margins. "Gross Margin Percentage" is measured by gross margin performance versus budget and will be graded on a currency neutral basis versus budget. “Gross margin” means the percentage of revenue that remains after subtracting the cost of goods sold.

Manufacturing Cost Per Unit
Manufacturing cost per unit focuses management on operating efficiency aligned with our BD 2025 strategic imperatives to drive operational excellence and manufacturing productivity under BD Excellence. "Manufacturing cost per unit" means percentage of manufacturing plants with favorable cost per unit versus budget on a currency, volume and mix neutral basis. "Cost per unit" is the total value of production divided by the total unit volume produced.

The Compensation Committee believes that, together, these measures provide a balanced set of performance targets that focus on growth, profitability, innovation and operating efficiency aligned with our Grow, Simplify, and Empower strategies.
When measuring actual performance against financial targets, only results from BD’s continuing operations are considered. Also, adjustments are made to account for the impact of foreign currency exchange rates in effect during the year, whether favorable or unfavorable to BD, compared to the rates we budgeted when the targets were set. We eliminate this impact of unbudgeted foreign currency translation so that only BD’s underlying performance is measured. Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures.

54

Compensation discussion and analysis
How performance goals are set
The Compensation Committee considers BD’s business plan and the environment in which BD is operating when setting performance targets for the PIP and Performance Units. The Compensation Committee seeks to reward what it deems to be superior performance by management in consideration of current industry conditions and growth trends. The Compensation Committee sets what it believes are challenging performance targets in light of the BD operating plans reviewed by the Board, and structures payouts so that they are aligned with BD’s performance against those targets.
Description of our key compensation elements
Below is a description of the key elements of our compensation program set forth on page 53 above.
Base salary
Base salary is the fixed component of the compensation paid to our executive officers, and is determined based on the relative importance of the position, the person's experience, competitive marketplace practices, and the individual’s performance. Base salaries are reviewed annually, with any increase going into effect the following January.
PIP awards
The PIP provides our executives an opportunity to receive an annual cash award based on BD’s performance for the fiscal year and their contribution to that performance, as part of our pay-for-performance philosophy. For 2024, the Compensation Committee maintained the core PIP design, with no changes to the core metrics, weightings or payout curves.
As discussed earlier, for 2024, the Compensation Committee updated the Strategic Scorecard Modifier goals for the PIP to focus on gross margin percentage and manufacturing cost per unit targets, which focus management on profitable growth, the ability to minimize costs and operating efficiency aligned with our BD 2025 strategic imperatives to drive operational excellence and expand margins under BD Excellence. In 2023, the Strategic Scorecard modifier was focused on remediation and Inspire Quality goals and inclusion and diversity goals. For 2024, the Compensation Committee believed it would be more effective to build inclusion and diversity goals into individual executive goals, rather than including company-wide targets in the Strategic Scorecard. Additionally, the 2024 Strategic Scorecard modifier can result in an adjustment to performance achievement ranging from a decrease of 5% to an increase of 5% in the PIP factor based on management's ability to achieve the goals. This is a change from the 2023, where the Strategic Scorecard could only result an increase of up to 5% in the PIP factor.

2024 PIP Weightings

Adj. EPS	Operating Margin	Revenue	FCF
Setting awards
Target PIP awards for the named executive officers are expressed as a percentage of base salary. The factors considered when setting actual PIP awards include BD’s overall performance against the performance targets and the resulting performance factor, the executive’s target award and the executive’s individual performance. The Compensation Committee (and the independent directors in the case of our CEO) has the discretion to determine what it believes is an appropriate PIP award to recognize

2025 Notice of Annual Meeting and Proxy Statement	55

Compensation discussion and analysis
BD’s performance and the executive’s contribution to that performance. It is the Compensation Committee’s intent, though, to set individual PIP awards based on the PIP performance factor for the year, with increases (or decreases) made on a select basis in instances where there has been exceptional performance (or underperformance) by an individual executive.
Performance factor determined based on BD’s performance
The PIP performance factor is determined by a formula. For each performance measure, BD’s performance is compared to the target goal set by the Compensation Committee to arrive at a performance factor for that measure. The performance factor determined by the PIP formula may be modified based on management’s performance under the Strategic Scorecard. It is also the Company's practice to provide differentiated awards to recognize significant individual contributions throughout the organization. Therefore, a hold back of up to 2.5% is applied to the performance factor derived from the PIP formula and Strategic Scorecard to allow for this differentiation.
The final performance factor is subject to the approval of the Compensation Committee, and the Compensation Committee has the discretion to reduce the performance factor resulting from the PIP formula and Strategic Scorecard. Actual awards given to our named executive officers are in the discretion of the Compensation Committee and their awards, as a percentage of their target, may be more or less than the final performance factor approved by the Compensation Committee.

PIP Factors

Revenues (40%)	Adjusted EPS (20%)	Operating Margin (20%)	Free Cash Flow as % of Sales (20%)

Initial PIP Performance Factor	Strategic Scorecard +/- 5%	Annual Holdback Up to 2.5% for Exceptional Performance

Individual Performance %	X	Final PIP Performance Factor	Adjustment Depending on Committee Discretion

56

Compensation discussion and analysis
The graphs below show the applicable performance factor for threshold, target and maximum performance for each performance metric under the PIP for 2024. Performance below threshold for a performance metric results in a zero factor with respect to that metric.

Revenues	Adjusted EPS

40% Weighting	20% Weighting

Operating Margin Percentage	Free Cash Flow as Percentage of Sales

20% Weighting	20% Weighting

The performance factors for the measures are weighted to arrive at an overall performance factor. The payout formulas for the Revenues and Operating Margin targets have a steeper incremental curve compared to the other two measures. This is intended to better align the incentives under the PIP with our Grow and Simplify strategies of BD 2025 by increasing management's focus on profitable margin-accretive revenue growth and rewarding higher levels of performance on these two metrics.

2025 Notice of Annual Meeting and Proxy Statement	57

Compensation discussion and analysis
The below table shows the Strategic Scorecard impacts based on the performance of Gross Margin Percentage and Manufacturing Cost Per Unit:

GM% vs. Budget (FXN)		Scorecard Impact
Unfavorable	Less than 0 bps	-5.0%
Neutral	Exactly 0 bps	0.0%
Favorable	1 bps to 10 bps	+1.0%
	11 bps to 20 bps	+2.0%
	Greater than 20 bps	+2.5%

% of manufacturing plants with favorable CPU vs. Budget (FXN)		Scorecard Impact
% of Plants	Less than 70%	0.0%
	70% to 80%	1.5%
	81% to 90%	2.0%
	Greater than 90%	2.5%
•Gross Margin Percentage: The achievement of budgeted gross margin percentage is a threshold requirement. If budgeted gross margin percentage is not achieved, then the 5% reduction applies. If budgeted gross margin percentage is exceeded, an executive can earn up to 2.5% on the tiered scale.
•Manufacturing Cost Per Unit: A minimum of 70% of plants achieving the cost per unit target is a threshold requirement. There is an ability to add up to 2.5% incremental if the cost per unit target achieved is greater than 90% of plants on the tiered scale.
When comparing BD’s operating results to the performance targets, the Compensation Committee also has the discretion to make adjustments to BD’s results for unbudgeted items that are not considered part of our ordinary operations and other events that significantly impacted BD’s performance. This encourages management to make business decisions based on what management believes is in the best interests of BD, rather than their possible effects on compensation. It also ensures that our executives are not unfairly rewarded for or penalized by these types of events.
Equity compensation awards
We use a mix of equity compensation vehicles to promote the objectives of our program.

2024 Equity Compensation Awards

Performance Units	SARs	TVUs
•Performance Units measure BD’s performance over a three-year period and reward sustained long-term financial performance. Performance Units represent 50% of the total award value.
•SARs reward executives for the creation of shareholder value as reflected in our stock price over the term of the award and represent 30% of the total award value.
•TVUs are the smallest portion of equity compensation and are used to reduce the volatility in amounts realized from equity compensation that can arise when purely performance-based equity compensation is used. TVUs represent 20% of the total award value.
Because they are equity-based and subject to long-term vesting periods, these awards also serve to align the interests of our executives with those of our shareholders in terms of stock appreciation and promote executive retention.

58

Compensation discussion and analysis
Performance unit metrics and payout formula
The performance measures used for the Performance Units granted in 2024 are average annual ROIC and average annual Revenue growth, with a performance payout modifier based on BD's relative TSR, as discussed below. Both average annual ROIC and average Revenue growth are weighted 50%. A payout factor for each measure is calculated to determine a final share payout, which can range anywhere from zero to 200% of target. The payout factor for each performance measure is determined by a scale that establishes a threshold performance level (resulting in a 50% payout factor for that measure), and a maximum performance level (resulting in a 200% payout factor), as shown below. Performance below the threshold level results in a zero payout factor for that measure.
ROIC Factor:

	Performance Below Target						Target	Performance Above Target
ROIC	< 5.0%	5.0%	4.0%	3.0%	2.0%	1.0%	#	1.25%	2.5%	3.75%	≥ 5.0%
ROIC Payout Factor	0	50%	60%	70%	80%	90%	100%	125%	150%	175%	200%
Revenue Factor:

	Performance Below Target						Target	Performance Above Target
Revenue Growth	< 2.0%	2.0%	1.6%	1.2%	0.8%	0.4%	#	0.5%	1.0%	1.5%	≥2.0%
Revenue Growth Payout Factor	0	50%	60%	70%	80%	90%	100%	125%	150%	175%	200%
The payout factor for the Performance Units is subject to modification based on BD’s relative TSR compared to the TSR Group for the performance period. For the Performance Units granted in 2024, the TSR Group consists of the group of companies included in the S&P 500 Healthcare Equipment & Supplies Index. The modifier can range from 120% of payout (for relative TSR in the top 15th percentile) to 80% (for relative TSR in the lowest quartile). In the event BD has a negative absolute TSR for the performance period, the modifier will not be used to increase the payout amount, regardless of BD’s relative rank within the TSR Group.

TSR Modifier (+/- 20%)
Percentile	Modifier
>=85th	120%
50th	100%
<=25th	80%
Similar to the PIP, the Compensation Committee has the discretion to adjust BD’s average ROIC and Revenue performance for unbudgeted items and other significant events not considered part of our ordinary operations.
2024 compensation actions
Below is a discussion of compensation actions taken in 2024 with respect to the named executive officers. See page 64 for information on the companies the Compensation Committee uses to benchmark executive compensation.
Salary adjustments
The base salaries of the named executive officers are reviewed each November, and any adjustments go into effect in January of the following calendar year. Mr. Polen and Ms. Neal each received salary increases of 3% during the year, which were consistent with salary adjustments made generally at BD. To reflect Mr. Byrd's and Dr. Garrison's continued growth in their roles as Segment Presidents over the past two years, they received a 12% and 11.1% increase, respectively, to commensurately progress their pay towards the market median. Mr. DelOrefice received a 7.9% increase to maintain market competitiveness with peers.

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Compensation discussion and analysis
PIP awards
Performance against the plan targets
The threshold performance, target performance and maximum performance for each metric under the PIP for 2024, along with BD’s reported performance and adjusted performance during the year, are set forth on the following table.

	Range of Performance			Reported Performance	Adjusted Performance*	Performance Factor (rounded)
Performance Metric	Threshold	Target	Maximum
Revenues (40%) (in billions)				$20.18	$20.11	38%
Adjusted EPS (20%)				$5.86	$13.26	23%
Operating Margin (20%) (%)				11.9%	24.5%	31%
Free Cash Flow as % of Sales (20%)				15.0%	19.2%	29%
Total						121%
*  For information on how Adjusted Performance is calculated, see Appendix A.
Strong Adjusted EPS, Operating Margin and Free Cash Flow performance during the year drove above target performance for those three metrics under the PIP formula, offset by slightly below target performance on our Revenues metric, resulting in a calculated 121% financial performance factor.
As it has historically done, the Compensation Committee made adjustments to the company’s financial performance for unbudgeted items, including acquisitions and divestitures, and certain other matters that occurred during the year. The Compensation Committee made these adjustments to eliminate items that are not considered part of BD’s ordinary operations, so that only the underlying operating performance of our business was measured. These adjustments are consistent with how we reported our operating results to the financial community. The reconciliations on Appendix A provide additional detail on the adjustments made by the Compensation Committee.
Application of strategic scorecard
As stated earlier, the Strategic Scorecard sets aggressive internal targets that support BD's longer-term strategic priorities, and is intended to only reward performance that meets the rigorous standards set under the scorecard.

Goal	Progress During Year	Modifier
Gross Margin Percentage	BD achieved Gross Margin Percentage performance vs. budget (FXN) between +1 bps to +10 bps.	1.00%
Manufacturing Cost Per Unit	BD achieved Manufacturing Cost Per Unit vs. budget (FXN) between 70% to 80% of plants.	1.50%
Total		2.50%
The company's performance against the Strategic Scorecard goals increased the PIP performance factor by 2.5%, resulting in a total calculated PIP performance factor of 123.5%. As has been the company's practice in recent years, 2.3% was held back from the total calculated PIP performance factor to fund payouts for exceptional performance awards described earlier.

60

Compensation discussion and analysis
Final Corporate PIP Performance Factor
Based on management's recommendation, the Compensation Committee approved a corporate PIP performance factor of 103%, which would allow funding to be reallocated from the corporate level (to which all NEO PIP awards are tied) to the business level payout pools. Management believed that the reallocation of PIP funding to the business level pools would permit more equitable PIP awards across the company, enabling a more balanced reward for BD's strong financial performance for the year. Furthermore, there was no change to the overall funding of PIP awards for the organization due to reallocation from the corporate level to the business level payout pools.
Awards made to named executive officers
The following table shows the PIP awards earned by the named executive officers for 2024. These awards are also set forth in the Summary Compensation Table on page 68 under the heading “Non-Equity Incentive Plan Compensation.”

Name	Target Incentive Award ($)	Actual Incentive Award ($)
Thomas E. Polen	2,047,125	2,108,539
Christopher J. DelOrefice	800,000	906,400
Richard Byrd	630,000	648,900
Michael D. Garrison	675,000	556,200
Shana Neal	470,360	484,471
Messrs. Polen and Byrd and Ms. Neal each received a PIP award equal to 103% of their respective target awards, consistent with the corporate PIP performance factor.
Mr. DelOrefice received a PIP award at approximately 113% of his target (110% of the corporate PIP performance factor) to reflect his contributions to BD's strong financial performance for the year, including his role in BD exceeding its full-year earnings, margin and cash flow goals.
Dr. Garrison received a PIP award at approximately 82% of his target (80% of the corporate PIP performance factor) to reflect the underperformance of certain Medical segment businesses.
Equity compensation awards
2024 awards
The Compensation Committee made the equity compensation awards to the named executive officers shown in the Summary Compensation Table on page 68 during fiscal 2024. Messrs. Polen, DelOrefice's and Byrd's and Dr. Garrison's awards reflect the Compensation Committee's decision to better position those executives' pay within a competitive range of BD's peer group for their respective positions. The award granted to Ms. Neal reflects an award value granted by the Compensation Committee after considering individual performance and compensation market data.
The Performance Units included in these awards cover the fiscal 2024-2026 performance period. The payout factor for the Performance Units will be modified based on the company’s relative TSR performance during the three-year performance period, as discussed earlier.
Payout of performance based awards
During 2024, Performance Units covering the fiscal 2021-2023 performance period vested. The performance targets for these awards were average annual ROIC of 11.2% and average annual Revenue growth of 5.2%, with a performance payout modifier based on BD's relative TSR. For the 2021-2023 Performance Unit awards, performance of average annual ROIC and average annual Revenue growth were above target, with BD's relative TSR above the median. As a result, the awards paid out at 154% of target.
During 2024, the PTVUs covering the 2021-2023 performance period vested. The PTVUs were eligible to vest subject to BD's achievement of average 3% growth or more in Adjusted EPS over the performance period. As the Company exceeded the Adjusted EPS target, the PTVUs paid out at 100%. Mr. Polen was the only NEO who was an executive officer at the time of the grant and therefore is the only NEO who holds these awards.

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Compensation discussion and analysis
Other benefits under our executive compensation program
Deferred compensation
Our Deferred Compensation and Retirement Benefit Restoration Plan (the “Restoration Plan”) is an unfunded, nonqualified plan that allows eligible associates to defer receipt of cash compensation and shares issuable under certain equity compensation awards on a pre-tax basis in addition to what is allowed under our tax-qualified 401(k) Plan. The Restoration Plan is offered as part of a competitive compensation program. We do not provide any guaranteed earnings on amounts deferred under the Restoration Plan, and earnings on these accounts are based on individual investment elections. BD provides matching contributions on cash amounts deferred under the Restoration Plan, subject to certain limits. Additional information regarding the deferred compensation provisions of the Restoration Plan is on page 75.
Pension benefits
We offer pension benefits to our eligible U.S. associates. A more complete description of these pension benefits begins on page 73. Because the Internal Revenue Code limits the maximum annual benefit that may be paid to an individual under our qualified Retirement Plan, we provide additional retirement benefits through our Restoration Plan. We do not include the value of equity compensation in calculating pension benefits.
Company transportation
Mr. Polen is encouraged to use BD aircraft for both personal and business travel to make more efficient use of his travel time, for personal security and to reduce business continuity risk. Mr. Polen has entered into a time-share agreement under which he makes payments to BD for his personal use of BD aircraft.
The company maintains a policy under which Mr. Polen is permitted the personal use of our corporate aircraft for up to $225,000 per year in aggregate incremental cost to the company, with any costs in excess of this limit being reimbursed to the company through his time-share agreement.
Mr. Polen is responsible for the payment of any tax on any income imputed to him from his personal use of corporate aircraft. BD does not provide any gross-up payments with respect to such taxes.
Additional information on the time-share agreement is set forth in the notes to the Summary Compensation Table on page 68.
Change in control agreements
We have entered into agreements with the named executive officers relating to their employment following a change in control of BD. These agreements provide the executives with continued employment for a period of two years following a change in control, and provide certain benefits to the executives in the event their employment is terminated without “cause” or they leave their employment for “good reason” (also known as a constructive termination) during such period. Generally, these benefits include a severance payment equal to a multiple of the executive’s salary and PIP award, and certain other benefits. A more complete description of the terms and potential payouts of our change in control agreements begins on page 76.
General purpose
Our change in control agreements are intended to retain the executives and provide continuity of management in the event of an actual or potential change in control of BD. These change in control benefits are reviewed from time-to-time by the Compensation Committee to ensure that they are consistent with our compensation objectives and market practices. The Compensation Committee believes the benefits provided under these agreements are appropriate and consistent with our objective of attracting and retaining highly qualified executives.

62

Compensation discussion and analysis
Triggering events
Our agreements contain a “double-trigger”—that is, there must be both a change in control of BD and a termination of the executive’s employment (either without cause by BD or for good reason by the executive) in order for any payments to be made. We opted for a double trigger, rather than a “single-trigger” that provides for severance payments solely on the basis of a change in control, since a double trigger is consistent with the purpose of encouraging the continued employment of the executive following a change in control.
No gross-up provisions
None of the change in control agreements with BD’s executive officers contain any tax reimbursement provisions with respect to any excise tax that may be payable by the executive in connection with a change in control.
Other change in control provisions
All our unvested equity grants include a double-trigger vesting provision upon a change in control. Under this provision, the awards will not automatically vest upon a change in control if the awards are either continued or replaced with similar awards. In those instances, the awards will automatically vest only if the executive is terminated without “cause” or terminates employment for “good reason” (as such terms are defined in the plan) within two years of the change in control.
Executive officer cash severance policy
During 2024, in respect to shareholder feedback and in response to a shareholder proposal that received majority support at our 2023 Annual Meeting, the Board adopted the Executive Officer Cash Severance Policy. The policy prevents BD from entering into any new agreement, plan or policy after November 21, 2023 that provides for the payment of cash termination benefits to an executive officer exceeding 2.99 times the sum of the officer’s base salary plus target bonus, without seeking shareholder approval or ratification of such arrangement. Deferred compensation, retirement benefits, earned but unpaid PIP awards, and non-cash benefits (such as health and welfare plan coverage) are excluded from the 2.99 times limit. The Executive Officer Cash Severance Policy is available on our website at investors.bd.com/corporate-governance/governance-documents.
How we set executive compensation
The role of the Compensation Committee, its consultant and management
The Compensation Committee oversees the compensation program for our executive officers, including the program design and performance targets. The Compensation Committee recommends compensation actions regarding the CEO for approval by the independent members of the Board and sets the compensation of the other named executive officers. The Compensation Committee is assisted in fulfilling its responsibilities by its independent consultant, Semler Brossy, and BD’s senior management. Additional information about our process for setting executive compensation, including the roles of the Compensation Committee’s independent consultant and management, is found beginning on page 25.
To maintain the independence of its outside consultant, the Compensation Committee has established a policy that prohibits its consultant from performing any services for BD or BD’s management without the Compensation Committee’s prior approval. In accordance with this policy, Semler Brossy did not perform any services for BD or BD management in 2024.

2025 Notice of Annual Meeting and Proxy Statement	63

Compensation discussion and analysis
The use of market comparison data
The Compensation Committee considers several factors in structuring our program, determining pay components and making compensation decisions. This includes the compensation practices of select peer companies in the healthcare industry, which we refer to as the “Comparison Group.” These companies are chosen by the Compensation Committee after considering the recommendations of its independent consultant and management. It is the Compensation Committee’s intent to select companies that have significant lines of business that are similar to BD’s, are of comparable size in revenue and market capitalization, and compete with BD for executive talent. The companies in the Comparison Group for 2024 are below. For fiscal year 2025, the Committee approved the inclusion of GE HealthCare Technologies Inc. in the Comparison Group.

Comparison group
Abbott Laboratories Agilent Technologies, Inc. Baxter International Inc.	Boston Scientific Corporation Danaher Corporation Medtronic plc	Stryker Corporation Thermo Fisher Scientific Inc. Zimmer Biomet Holdings, Inc.

If the sample size from the Comparison Group is not large enough for a particular named executive officer, data from a secondary peer group or, more broadly, general industry may be used. Companies in the secondary peer group vary each year, depending on survey participation, and are selected based on similarities of industry and company size. The Comparison Group data was used only for Messrs. Polen and DelOrefice, as there was insufficient Comparison Group benchmark data for the other named executive officers in 2024 and therefore a secondary peer group was also used for their respective roles.
Comparison group data

Revenue for the twelve months ended September 30, 2024 (in millions) ($)	Market capitalization September 30, 2024 (in millions) ($)

The Compensation Committee attempts to set the salary, annual cash incentive and equity compensation of the named executive officers at levels that are competitive with that paid to persons holding the same or similar positions at the Comparison Group or secondary peer group companies, as applicable, using available market comparison data regarding these companies as a guide. The Compensation Committee (and the independent directors, in the case of our CEO) uses the 50th and 75th percentile of the Comparison Group or secondary peer group as reference points and generally seeks to set the compensation of our named executive officers within a competitive range of those companies, assuming payout of performance-based compensation at target. The use of market comparison data, however, is just one of the tools used to determine executive compensation, and the Compensation Committee and the independent directors retain the flexibility to set target compensation at levels deemed appropriate for an individual or for a specific element of compensation.
Because each compensation element is reviewed individually, compensation decisions made with respect to one element of compensation generally do not affect decisions made with respect to other elements. It is also for this reason that no specific formula is used to determine the allocation between cash and equity compensation, although it is the Compensation Committee’s intent that equity compensation represent the largest portion of total target compensation. In addition, because an executive’s compensation target is set by reference to persons with similar duties at other companies, we do not establish any fixed relationship between the amount of compensation paid to our CEO and that paid to the other named executive officers.

64

Compensation discussion and analysis
The use of tally sheets
Annually, the Compensation Committee is provided with a “tally sheet” report prepared by management regarding the named executive officers. The tally sheet includes, among other things, total annual compensation, the value of unexercised or unvested equity compensation awards, and amounts payable upon termination of employment under various scenarios, including retirement or following a change in control. The Compensation Committee uses these tally sheets to gain additional perspective on the value the executives have accumulated from prior equity awards and plan accruals and their retentive value.
Our risk analysis of performance-based compensation
While a significant portion of our executive compensation is performance-based, we do not believe that our program encourages excessive or unnecessary risk-taking. While risk-taking is a necessary part of operating and growing a business, the Compensation Committee focuses on aligning BD’s compensation practices with BD’s long-term strategy and attempts to avoid short-term rewards for management decisions that could pose long-term risks to BD. This includes:
•Limits on PIP awards. We do not overweight short-term incentives as a proportion of total pay. PIP awards are also capped at 200% of an executive’s target award to protect against disproportionately large short-term incentives, and the Compensation Committee has the discretion to set PIP awards based on any factors it deems appropriate, including whether management has taken unnecessary or excessive risk.
•Use of long-term equity compensation. The largest portion of the compensation paid to our named executive officers is long-term equity compensation that vests over a period of years, which encourages our executives to focus on sustaining BD’s long-term performance.
•Use of Performance Units. A significant portion of executive equity compensation consists of Performance Units that have a three-year performance cycle. This focuses management on sustainable long-term performance. We also cap the payout of these awards at 200% of target.
•Balanced set of multiple performance metrics. We use a number of different performance metrics in our performance-based compensation so that undue weight is not given to any one metric.
•Share retention and ownership guidelines. Our share retention and ownership guidelines ensure that our executives have a significant amount of their personal assets tied to the long-term success of BD, and we have a policy prohibiting the pledging of BD shares or hedging against the economic risk of their ownership.
•“Clawback Policies.” As discussed further below, we have in place policies that provide for the recovery of performance-based compensation from our executive officers and other senior managers in the event of a financial statement restatement or a breach of restrictive covenants.
Significant policies and other information regarding executive compensation
Clawback policies
In accordance with the listing standards and rules of the NYSE, the Board has adopted a "mandatory clawback policy" that requires the Board to recoup excess compensation paid to our executive officers as a result of a financial statement restatement, regardless of any misconduct, fault or illegal activity on the part of the executive office. The Board is also continuing to maintain a "discretionary clawback policy" allowing the Board to seek recoupment from a broader group of senior managers across the Company in the event of a restatement, as well as for breaches of restrictive covenants.

2025 Notice of Annual Meeting and Proxy Statement	65

Compensation discussion and analysis
Share retention and ownership guidelines
To increase executive share ownership and promote a long-term perspective when managing our business, our named executive officers and certain other senior executives are required to retain 50% of the net after-tax shares received from any equity compensation awards granted to them after they become subject to the guidelines. They are subject to this requirement until they achieve and maintain the required ownership level set forth below. All the named executive officers have either met or are on track to meet their ownership target.

Position	Multiple
CEO	6 times salary
Other Executive Officers	3 times salary
Certain Other Senior Executives	1 times salary

What counts as ownership •Shares held directly •Shares held through 401(k) Plan, Restoration Plan and Global Share Investment Program ("GSIP") •TVUs	What does not count as ownership •Unexercised SARs •Unvested Performance Units

Pledging and hedging policy
We have a policy that prohibits all of our associates (including the named executive officers) and members of our Board from pledging any BD shares or other BD securities, or from engaging in options (including exchange-traded options), puts, calls, forward contracts or any other derivative transactions that are intended to hedge against the risk of any decrease in the market value of BD shares or other BD securities granted to them as part of their compensation from BD or that are held directly or indirectly by them.
Insider Trading policy
We have an insider trading policy which governs the purchase, sale, and/or any other dispositions of our securities by the Company and its directors, officers and employees and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.
Equity award policy and practices
The Compensation Committee has adopted a policy that prohibits the backdating of any equity compensation award and requires our annual equity compensation awards and any “off-cycle” awards approved by our CEO to be made on certain fixed dates. We do not time the grant of equity-based awards to take advantage of the release of material non-public information. The policy also prohibits manipulating the timing of the public release of information to increase the value of an award. Under the policy, the exercise price of any stock option or SAR award will be the closing price of BD stock on the grant date. During fiscal 2024, BD did not grant stock options (or similar awards, including SARs) to any named executive officer during any period beginning four business days before and ending one business day after the filing of any BD periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any BD Form 8-K that disclosed any material non-public information.
Tax considerations
While the Compensation Committee has generally attempted to maximize the tax deductibility of executive compensation, the Compensation Committee believes that the primary purpose of our compensation program is to support BD’s business strategy and the long-term interests of our shareholders. Therefore, the Compensation Committee has maintained the flexibility to award compensation that may not be tax-deductible if doing so furthers the objectives of our executive compensation program.

66

Report of the compensation and human capital committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in BD’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, and in this proxy statement.
COMPENSATION AND HUMAN CAPITAL COMMITTEE

R. Andrew Eckert (Chair) William M. Brown	Clare M. Fraser, Ph.D. Jeffrey W. Henderson	Bertram L. Scott

2025 Notice of Annual Meeting and Proxy Statement	67

Compensation of named executive officers
Fiscal year 2024 summary compensation table
The following table shows the compensation provided by BD to each of the named executive officers in fiscal year 2024.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)	SAR Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Thomas E. Polen Chairman of the Board, Chief Executive Officer and President	2024	1,354,813	0		9,244,553	3,993,272	2,108,539	343,669	269,760	17,314,606
	2023	1,315,625	0		9,491,982	4,044,035	1,888,125	313,046	257,125	17,309,938
	2022	1,278,125	0		8,887,971	3,740,002	2,491,313	154,081	159,744	16,711,236
Christopher J. DelOrefice Executive Vice President and Chief Financial Officer	2024	785,400	0		2,689,582	1,161,696	906,400	0	85,576	5,628,654
	2023	736,200	0		2,531,331	1,078,432	774,972	0	85,455	5,206,390
	2022	720,000	230,000	(6)	2,854,331	921,649	970,596	0	147,816	5,844,392
Richard E. Byrd Executive Vice President and President, Interventional Segment	2024	681,250	0		1,176,709	508,246	648,900	208,723	44,835	3,268,663
Michael D. Garrison Executive Vice President and President, Medical Segment	2024	731,250	0		1,513,105	653,450	556,200	122,852	45,225	3,622,082
	2023	675,000	0		1,284,490	547,135	599,569	93,911	454,263	3,654,368
Shana Neal Executive Vice President and Chief People Officer	2024	622,580	0		1,341,522	579,430	484,471	0	280,268	3,308,271
	2023	606,660	375,000	(6)	3,468,926	632,794	433,827	0	369,913	5,887,120
	2022	300,000	375,000	(6)	1,891,710	0	434,156	0	221,023	3,221,889
(1)Compensation for Messrs. Byrd and Garrison are only shown for those fiscal years in which they were named executive officers of BD.
(2)Stock Awards and SAR Awards. The amounts shown in the “Stock Awards” column and “SAR Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in these columns, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
The amounts shown in the “Stock Awards” column for fiscal year 2024 include Performance Unit and TVU awards and reflect the grant date fair values of these awards, with Performance Units valued at target payout, which we believe is the most probable outcome based on the applicable performance conditions. Below are the grant date fair values of the Performance Unit awards, assuming a maximum payout of 200% of target:

Name	Fair value at target payout ($)	Fair value at maximum payout ($)
Thomas E. Polen	6,600,225	13,200,450
Christopher J. DelOrefice	1,920,277	3,840,554
Richard E. Byrd	840,065	1,680,130
Michael D. Garrison	1,080,212	2,160,423
Shana Neal	957,679	1,680,130
(3)Non-Equity Incentive Plan Compensation. Includes amounts earned under BD’s PIP. These amounts are paid in January following the fiscal year in which they are earned, unless deferred at the election of the named executive officer.
(4)Change in Pension Value and Nonqualified Deferred Compensation Earnings.
Pension. Amounts shown are the aggregate changes in the actuarial present value of accumulated benefits under defined benefit pension plans (including our nonqualified Restoration Plan). These amounts represent the difference between the present value of accumulated pension benefits (determined as of the first date on which the executive is eligible to retire and commence unreduced benefit payments) at the beginning and end of the fiscal years shown. Ms. Neal and Mr. DelOrefice do not participate in any BD defined benefit pension plans. Additional information regarding the pension benefits of our named executive officers begins on page 73.
Deferred Compensation. Earnings on nonqualified deferred compensation are not included in this column because no named executive officer earned above-market or preferential earnings (as defined in the rules of the SEC) on nonqualified deferred compensation during the fiscal years shown. Information on the named executive officers’ nonqualified deferred compensation accounts begins on page 75.

68

Compensation of named executive officers
(5)All Other Compensation. Amounts shown for fiscal year 2024 include the following:

	Thomas E. Polen		Christopher J. DelOrefice		Richard E. Byrd	Michael D. Garrison	Shana Neal
Matching and discretionary contributions under plans (a)	45,225		74,925		44,835	45,225	74,925
Matching charitable gifts (b)	0		6,750		0	0	0
Corporate aircraft and other travel expense (c)	224,535	(d)	3,901	(e)	0	0	205,343	(f)
Total	$269,760		$85,576		$44,835	$45,225	$280,268
The following is a description of these benefits:
(a)Matching and discretionary contributions under plans. The amounts shown reflect BD matching and discretionary contributions credited pursuant to defined contribution plans.
(b)Matching charitable gifts. The amounts shown are matching contributions made (or committed to be made) through BD's Matching Gift Program under which BD matches charitable contributions made to qualifying non-profit organizations, subject to a $5,000 per calendar year limit. The amount shown for Mr. DelOrefice includes matching gifts for calendar years 2023 and 2024 that are reportable for fiscal year 2024.
(c)Corporate aircraft and other travel expense. The value of a named executive officer's personal use of BD aircraft is measured by the incremental variable costs incurred by BD in connection with a personal flight that are not reimbursed by the named executive officer. These variable costs include fuel, trip-related maintenance, crew travel expenses, on-board catering, and landing and parking fees. If the aircraft flies empty (other than pilots and crew) before picking up or after dropping off a named executive officer at a destination on a personal flight, the cost of the empty flight is included in the incremental cost when attributable or related to the personal flight. Since BD aircraft are used predominantly for business purposes, we do not include in the amounts shown above fixed costs that do not change in amount based on usage, such as depreciation and pilot salaries.
(d)Pursuant to a policy adopted by the Board of Directors, Mr. Polen is encouraged to use BD aircraft for personal travel. Mr. Polen has entered into a time-share arrangement under which he makes payments to BD for his personal use of BD aircraft to the extent the incremental costs of his personal flights exceed $225,000 per year. The amount shown in the Summary Compensation Table reflects the incremental variable costs related to personal flights that were not covered by reimbursements under the time-share arrangement. BD does not provide any tax reimbursement payments to Mr. Polen with respect to any taxes he owes on any imputed income resulting from his personal use of corporate aircraft.
(e)Represents lodging and travel expenses related to Mr. DelOrefice's travel from his home to BD corporate headquarters. The amounts shown for Mr. DelOrefice include tax reimbursement of $1,694 related to the lodging and travel expenses.
(f)Upon rejoining BD, Ms. Neal was unable to relocate to BD's corporate headquarters due to personal reasons. As a result, Ms. Neal travels from her home to BD corporate headquarters and BD provides for her travel, including use of the BD aircraft, and lodging for these trips. The amounts shown for Ms. Neal include tax reimbursement of $77,779 related to her personal travel to headquarters.
(6)Represents cash sign-on awards paid to Mr. DelOrefice and Ms. Neal pursuant to their respective sign-on arrangements.
BD occasionally allows its executives and certain other employees to use tickets for sporting events previously acquired by BD when the tickets are not used for business purposes. There is no incremental cost to BD for such use.

2025 Notice of Annual Meeting and Proxy Statement	69

Compensation of named executive officers
Grants of plan-based awards in fiscal year 2024
Set forth below is information regarding awards granted to the named executive officers in fiscal year 2024. The non-equity incentive plan awards were made under the PIP. The equity compensation awards were made under BD's 2004 Employee and Director Equity-Based Compensation Plan (the "2004 Plan").

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other SAR Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/Sh)(4)	Grant Date Fair Value of Stock and SAR Awards ($)(5)
Name	Award Type(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas E. Polen	PIP		1,023,563	2,047,125	4,094,250
	PU	11/26/23				14,759	29,518	59,036				6,600,225
	TVU	11/26/23							11,429			2,644,328
	SAR	11/26/23								63,335	238.89	3,993,272
Christopher J. DelOrefice	PIP		400,000	800,000	1,600,000
	PU	11/26/23				4,294	8,588	17,176				1,920,277
	TVU	11/26/23							3,325			769,305
	SAR	11/26/23								18,425	238.89	1,161,696
Richard E. Byrd	PIP		315,000	630,000	1,260,000
	PU	11/26/23				1,879	3,757	7,514				840,065
	TVU	11/26/23							1,455			336,643
	SAR	11/26/23								8,061	238.89	508,246
Michael D. Garrison	PIP		337,500	675,000	1,350,000
	PU	11/26/23				2,416	4,831	9,662				1,080,212
	TVU	11/26/23							1,871			432,893
	SAR	11/26/23								10,364	238.89	653,450
Shana Neal	PIP		235,180	470,360	940,720
	PU	11/26/23				2,142	4,283	8,566				957,679
	TVU	11/26/23							1,659			383,843
	SAR	11/26/23								9,190	238.89	579,430
(1)Award Type:
PIP = Performance Incentive Plan
PU = Performance Unit
TVU = Time-Vested Unit
SAR = Stock Appreciation Right
(2)The amounts shown represent the range of possible payouts that the named executive officer could have earned under the PIP for fiscal year 2024, based on certain assumptions. Actual payments to the named executive officers under the PIP are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 68. The amount in the “Threshold” column above assumes BD achieved the minimum threshold performance levels for each performance measure, resulting in a performance factor of 50% of target, and that the named executive officer received a payment equal to 50% of his or her target award. The amounts shown in the "Threshold" column do not reflect the potential impact of the Strategic Scorecard to the PIP performance factor. The amount in the "Maximum" column assumes the named executive officer received a payment equal to 200% of his or her target award, the maximum payout possible under the PIP.
(3)The amounts shown represent the range of potential share payouts under Performance Unit awards. The amount in the “Threshold” column shows the number of shares that will be paid out assuming BD achieves the minimum performance level for each performance measure under the Performance Unit awards, and the amount in the "Maximum" column shows the number of shares that will be paid out assuming BD achieves the maximum performance level for each performance measure under the Performance Unit awards. The above amounts do not reflect the potential impact of the relative TSR modifier applicable to the awards.
(4)The exercise price is the closing price of BD common stock on the date of grant, as reported on the NYSE.
(5)The amounts shown reflect the grant date fair value of the awards under FASB ASC Topic 718 used by BD for financial statement reporting purposes (disregarding estimated forfeitures). For a discussion of the assumptions made to determine the grant date fair value of these awards, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

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Description of awards
Below is a description of the plan-based awards listed in the table above.
PIP
The PIP provides an opportunity for eligible associates to receive annual cash incentive payments based on BD and individual performance. A more detailed discussion of the PIP and the performance targets established under the PIP for fiscal year 2024 appears in the Compensation Discussion and Analysis section of this proxy statement.
Equity compensation awards
Performance Units. Performance Units are performance-based restricted stock units that vest three years after grant. The potential payouts under these awards range from zero to 200% of target. The actual payout will be based on BD’s performance against the performance targets set for these awards over the three-year performance period covering fiscal years 2024-2026 and BD's stock performance relative to the TSR Group. A more detailed discussion of Performance Units appears in the Compensation Discussion and Analysis section of this proxy statement. Performance Units are not transferable, and holders may not vote any shares underlying the award until the shares have been distributed. Dividends do not accrue on these awards.
SARs. A SAR represents the right to receive, upon exercise, shares of BD common stock equal in value to the difference between the BD common stock price at the time of exercise and the exercise price of the award. SARs are not transferable. SARs have a ten-year term and become exercisable in four equal annual installments, beginning one year from the grant date.
TVUs. TVUs are restricted stock units that represent the right to receive shares of BD common stock upon vesting. TVU awards vest in three annual installments, beginning one year from the grant date. TVUs are not transferable, and holders may not vote any shares underlying the award until the shares have been distributed. Dividends do not accrue on these awards.
Change in control. The Performance Units, TVUs and SARs listed in the above table fully vest, under certain circumstances, following a change in control or in the event of a termination of employment following a change in control. See “Accelerated vesting of equity compensation awards upon a change in control” on page 78.

2025 Notice of Annual Meeting and Proxy Statement	71

Compensation of named executive officers
Outstanding equity awards at 2024 fiscal year-end
The following table sets forth the outstanding equity awards held by the named executive officers at the end of fiscal year 2024.

Name	Grant Date	Number of Securities Underlying Unexercised SARs (#) Exercisable(1)	Number of Securities Underlying Unexercised SARs (#) Unexercisable(1)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thomas E. Polen	11/26/2016	15,184	0	167.91	11/26/2026
	11/26/2017	32,516	0	222.60	11/26/2027
	11/26/2018	30,412	0	238.16	11/26/2028
	11/26/2019	78,085	0	251.06	11/26/2029
	11/26/2020	70,371	23,459	223.77	11/26/2030
	11/26/2021	38,443	38,444	241.10	11/26/2031
	11/26/2022	17,491	52,475	238.06	11/26/2032
	11/26/2023	0	63,335	238.89	11/26/2033
	Various					59,320	14,302,052	119,090	14,356,300
Christopher J. DelOrefice	11/26/2021	9,473	9,474	241.10	11/26/2031
	11/26/2022	4,664	13,994	238.06	11/26/2032
	11/26/2023	0	18,425	238.89	11/26/2033
	Various					16,175	3,899,793	33,132	4,001,296
Richard E. Byrd	11/26/2017	9,058	0	222.60	11/26/2027
	11/26/2018	6,003	0	238.16	11/26/2028
	11/26/2019	8,365	0	251.06	11/26/2029
	11/26/2020	2,869	0	223.77	11/26/2030
	11/26/2020	6,745	2,251	223.77	11/26/2030
	11/26/2021	3,982	3,984	241.10	11/26/2031
	11/26/2022	1,852	5,557	238.06	11/26/2032
	11/26/2023	0	8,061	238.89	11/26/2033
	Various					5,503	1,326,773	13,874	1,672,511
Michael D. Garrison	11/26/2015	6,360	0	147.68	11/26/2025
	11/26/2016	3,054	0	167.91	11/26/2026
	11/26/2017	3,252	0	222.60	11/26/2027
	11/26/2018	2,801	0	238.16	11/26/2028
	11/26/2019	8,023	0	251.06	11/26/2029
	11/26/2020	1,171	0	223.77	11/26/2030
	11/26/2020	7,322	2,441	223.77	11/26/2030
	11/26/2021	3,982	3,984	241.10	11/26/2031
	11/26/2022	2,366	7,100	238.06	11/26/2032
	11/26/2023	0	10,364	238.89	11/26/2033
	Various					6,127	1,477,220	17,788	2,144,343
Shana Neal	11/26/2022	2,737	8,211	238.06	11/26/2032
	11/26/2023	0	9,190	238.89	11/26/2033
	Various					10,864	2,619,310	17,964	2,165,560

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Compensation of named executive officers
(1)SARs become exercisable in four equal annual installments, beginning one year following the date of grant, except that a portion of the SAR grants made to Messrs. Byrd and Garrison in fiscal 2021 become exercisable in three annual installments.
Set forth below is the value of the exercisable SARs held by named executive officers at the end of fiscal year 2024. The value represents the difference between $241.10, the closing price of BD common stock on September 30, 2024, and the exercise price of each exercisable SAR held by the named executive officer. These values may not reflect the value actually realized by the named executive officers upon exercise.

Name	Value of vested SARs ($)
Thomas E. Polen	3,074,976
Christopher J. DelOrefice	14,179
Richard E. Byrd	357,463
Michael D. Garrison	1,040,447
Shana Neal	8,320
(2)The amounts shown include grants of restricted stock unit awards that are not performance-based. These include TVUs granted to the named executive officers on November 26, 2023 and November 26, 2022, respectively, and to Messrs. Polen, DelOrefice, Byrd and Garrison on November 26, 2021. Also includes awards made to Mr. DelOrefice on September 1, 2022, respectively, and to Ms. Neal on April 4, 2022 and April 4, 2023, respectively. The TVUs vest in three annual installments beginning one year after grant.
Also included in this column are shares payable under Performance Units granted to Messrs. Polen, DelOrefice, Byrd and Garrison on November 26, 2021. These awards covered the fiscal year 2022-2024 performance period and vested on November 26, 2024 (fiscal year 2025).
(3)Market value has been calculated by multiplying the number of unvested units by $241.10, the closing price of BD common stock on September 30, 2024.
(4)The amounts shown include Performance Unit awards at maximum payout granted on November 26, 2022 and November 26, 2023, respectively, that vest three years from grant.
SAR exercises and stock vested in fiscal year 2024
The following table contains information relating to the exercise of SARs, and the vesting of TVUs, PTVUs and Performance Units during fiscal year 2024.

	SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Thomas E. Polen	0	0	47,260	11,289,941
Christopher J. DelOrefice	0	0	4,280	1,016,392
Richard E. Byrd	0	0	4,556	1,090,759
Michael D. Garrison	0	0	4,923	1,173,703
Shana Neal	0	0	5,853	1,420,063
(1)Shows shares acquired under TVUs. Also includes for Messrs. Polen, Byrd and Garrison, shares acquired under Performance Units, and for Mr. Polen, shares acquired under PTVUs, covering the fiscal year 2021-2023 performance period that vested in fiscal year 2024. A description of the deferral provisions of the Restoration Plan is on page 75.
(2)Based on the closing price of BD stock on the vesting date.
Retirement benefits
General
BD’s U.S. Retirement Plan is a non-contributory defined benefit plan. The Internal Revenue Code limits the maximum annual benefit that may be paid to an individual under the Retirement Plan and the amount of compensation that may be recognized in calculating these benefits. BD makes supplemental payments to its nonqualified Restoration Plan to offset any reductions in benefits that result from these limitations.
The Retirement Plan and the Restoration Plan generally provide retirement benefits on a “cash balance” basis. Under the cash balance provisions, an associate has an account that is increased by pay credits based on compensation, age and service, and by interest credits based on a prescribed rate.

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Compensation of named executive officers
Prior to January 1, 2013, benefits were based on a “final average pay” formula for associates who were hired before April 1, 2007 and who did not elect to be covered under the cash balance formula. Effective January 1, 2013, all final average pay participants were converted to the cash balance formula, with an opening cash balance equal to the actuarial present value of the accrued final average pay benefit, based on service and pay through December 31, 2012. Upon retirement, the value of this opening cash balance (with interest credits) is compared to the value of the December 31, 2012 benefit accrued under the final average pay formula and the greater of the two is payable to the participant. Benefits accrued after December 31, 2012 are determined under the cash balance formula only.
Effective January 1, 2018, the Retirement Plan was frozen, and persons hired or rehired by BD on or after that date do not accrue pension benefits under the plan. Accordingly, Ms. Neal and Mr. DelOrefice do not participate in the Retirement Plan. BD has announced that effective September 30, 2024, it will freeze its U.S. pension plan and plan participants will no longer accrue service benefits under the plan after this date.
Estimated benefits
The following table shows the actuarial present value on September 30, 2024 (assuming payment as a lump sum) of accumulated retirement benefits payable under the listed plans as of the first date on which each NEO is eligible to retire and commence unreduced benefit payments. For a description of the other assumptions used in calculating the present value of the benefits under the Retirement Plan and Restoration Plan, see Note 10 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended September 30, 2024. Amounts shown are not subject to any further deduction for Social Security benefits or other offsets.
Pension Benefits at 2024 Fiscal Year-End

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
Thomas E. Polen	Retirement Plan	24	450,382
	Restoration Plan	24	1,514,619
Richard E. Byrd	Retirement Plan	21	601,472
	Restoration Plan	21	472,883
Michael D. Garrison	Retirement Plan	20	397,622
	Restoration Plan	20	358,032
Calculation of benefits under BD plans
Final average pay provisions. The monthly pension benefit payable in cases of retirement at normal retirement age under the final average pay provisions is calculated using the following formula: (1% of average final covered compensation, plus 1.5% of average final excess compensation) multiplied by years and months of credited service.
For purposes of the formula, “average final covered compensation” is generally the portion of an associate’s covered compensation subject to Social Security tax, and “average final excess compensation” is the portion that is not subject to such tax. “Covered compensation” included salary and other forms of regular compensation, including commissions and PIP awards. As noted above, effective January 1, 2013, all final average pay participants were converted to the cash balance formula, with an opening cash balance equal to the actuarial present value of the final average pay benefit accrued based on service and pay through December 31, 2012.

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Compensation of named executive officers
Cash balance provisions. Each month, an associate’s cash balance account is credited with an amount equal to a percentage of the associate’s total compensation for the month (generally, salary and other forms of regular compensation, including commissions and PIP awards). Such percentage is calculated as follows:

Age plus years of credited service as of the upcoming December 31	Credit percentage
Less than 40	3%
40-49	4%
50-59	5%
60-69	6%
70 or more	7%
In addition, each month the associate’s account is credited with interest. The rate used during the calendar year is determined based on the 30-year U.S. Treasury rates in effect during the prior September, subject to a minimum rate.
Early retirement. An associate is eligible to retire early and commence benefit payments if the associate is at least age 55 and has at least 10 years of credited service. Participants may commence payment of benefits under the cash balance formula prior to early retirement eligibility at any age if the participant terminates with at least three years of service.
Under the cash balance provisions, the amount of the associate’s benefit will be the associate’s vested account balance on the early retirement date. The associate may elect to begin payment of the account balance on the early retirement date or delay payment until the normal retirement date (age 65).
For participants who formerly participated in the final average pay formula and were converted to cash balance, the portion of the cash balance account attributable to the converted final average pay benefit is compared to the final average pay benefit accrued through the date of conversion under the final average formula. The result that produces the higher benefit is payable.
Form of benefit. Participants may elect to receive their benefits in various forms. Participants may select a single life annuity, in which pension payments will be payable only during the associate’s lifetime, or, if married, a joint and survivor annuity. Associates may also elect to receive their benefits in a single lump sum payment. Under the final average pay provisions, this lump sum is actuarially equivalent to the benefit payable under the single life annuity option. Under the cash balance provisions, the lump sum is equal to the associate’s account balance.
Deferred compensation
Cash deferrals. The Restoration Plan also allows an eligible BD associate to defer receipt of up to 75% of salary and/or up to 100% of a PIP award until the date or dates elected by the associate. The amounts deferred are invested in a BD common stock account or in cash accounts that mirror the gains and/or losses of several different publicly available investment funds, based on the investment selections of the participant. The investment risk is borne solely by the participant. Participants are entitled to change their investment elections at any time with respect to prior deferrals, future deferrals or both, except that amounts in the BD stock account may not be re-allocated to other accounts. The investment options available to participants may be changed by BD at any time.
Deferral of equity awards. The Restoration Plan also allows eligible associates to defer receipt of up to 100% of the shares issuable under their Performance Units and TVUs. These deferred shares are allocated to the participant’s BD stock account and must stay in such account until they are distributed.
Withdrawals and distributions. Participants may elect to receive deferred amounts either during their employment or following termination of employment, and to receive distributions in installments or in a lump sum. Except in an unforeseen financial emergency, participants may not withdraw deferred amounts prior to their scheduled distribution date.
Matching contributions. BD provides matching contributions on cash amounts deferred under the Restoration Plan. The match is equal to 75% of the first 6% of salary and PIP award deferred by a participant under the Restoration Plan, subject to certain limits.

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Compensation of named executive officers
Unfunded liability. BD is not required to make any contributions to the Restoration Plan with respect to its obligations to pay deferred compensation. BD has unrestricted use of any cash amounts deferred by participants. Participants have an unsecured contractual commitment from BD to pay deferred amounts due under the Restoration Plan. When such payments are due, cash and/or stock will be distributed from BD’s general assets. BD has purchased corporate-owned life insurance that seeks to replicate the returns on cash amounts deferred under the plan to substantially offset this liability.
The following table sets forth information regarding activity during fiscal year 2024 in the deferred compensation accounts of the named executive officers.
Nonqualified Deferred Compensation in Fiscal Year 2024

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate withdrawals/ distributions ($)	Aggregate Balance at Last Fiscal Year- End ($)
Thomas E. Polen	1,990,849	29,700	203,901	0	4,177,769
Christopher J. DelOrefice	93,690	49,500	57,724	0	351,611
Richard E. Byrd	141,899	29,310	184,162	0	767,728
Michael D. Garrison	79,936	29,700	646,005	0	3,903,099
Shana Neal	133,240	49,500	59,280	(38,427)	476,632
(1)The following amounts are reported as compensation in the fiscal year 2024 “Salary” column of the Summary Compensation Table appearing on page 68: Mr. Polen - $81,335; Mr. DelOrefice - $47,191; Mr. Byrd - $40,961; Dr. Garrison - $43,962; and Ms. Neal - $68,166. The remaining contributions relate to the deferral of fiscal year 2023 PIP awards that were payable in fiscal year 2024.
(2)Amounts in this column are included in the “All Other Compensation” column of the Summary Compensation Table and reflect company matching and discretionary credits.
Payments upon termination of employment or change in control
Payments upon termination of employment
The following table shows the estimated payments and benefits that would be paid by BD to each of the named executive officers as a result of a termination of employment under various scenarios. The amounts shown assume termination of employment on September 30, 2024. However, the actual amounts that would be paid to these named executive officers under each scenario can only be determined at the time of actual termination.

Name	Termination Without “Cause” or for “Good Reason” Following a Change in Control ($)(1)	Termination Due to Retirement ($)(2)	Termination Without Cause ($)(3)	Termination Due to Disability ($)(4)	Termination Due to Death ($)(5)
Thomas E. Polen	42,185,124	0	20,860,233	22,644,836	23,644,836
Christopher J. DelOrefice	11,794,278	0	5,901,486	5,896,146	6,696,146
Richard E. Byrd	7,106,821	3,472,595	4,563,149	3,333,397	4,033,397
Michael D. Garrison	7,977,173	3,882,907	5,034,691	3,743,708	4,493,708
Shana Neal	7,631,714	4,112,870	5,113,888	4,112,870	4,740,017
(1)Includes amounts payable under change in control employment agreements (see table below) and the accelerated vesting of equity compensation awards, which is discussed below. Also includes for Messrs. Polen, Byrd and Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. Amount shown for Mr. DelOrefice also reflects the accelerated vesting of company matching and discretionary credits under BD's 401(k) and deferred compensation plans.
(2)Includes for Ms. Neal and Messrs. Byrd and Garrison, the accelerated vesting of equity compensation awards upon retirement, and PIP award for fiscal 2024 at target. Also includes for Messrs. Byrd and Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. The other NEOs were not eligible for retirement as of September 30, 2024.
(3)Includes the accelerated vesting of equity compensation awards, outplacement services (with an assumed maximum cost of $100,000), health and welfare benefits, severance benefits (assuming 18 months of salary as severance, as BD does not have a specific severance policy for its executive officers), and PIP award for fiscal 2024 at target. Also includes for Messrs. Polen, Byrd and Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum.

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(4)Includes the accelerated vesting of equity compensation awards, and PIP award for fiscal 2024 at target. Also includes for Messrs. Polen, Byrd and Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. Amount shown for Mr. DelOrefice also reflects the accelerated vesting of company matching and discretionary credits under BD's 401(k) and deferred compensation plans.
(5)Includes the accelerated vesting of equity compensation awards, life insurance benefits and PIP award for fiscal 2024 at target. Also includes for Messrs. Polen, Byrd and Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. Amount shown for Mr. DelOrefice also reflects the accelerated vesting of company matching and discretionary credits under BD's 401(k) and deferred compensation plans.
The amounts shown in the above table do not include vested deferred compensation distributable upon termination, which is shown on page 76, or the value of vested SARs held by the named executive officers as of September 30, 2024, which is shown on page 73.
Payments upon termination under change in control agreements
BD has entered into an agreement with each of the named executive officers that provides for the continued employment of the executive for a period of two years following a change in control of BD. The agreement is designed to retain the executive and provide continuity of management in the event of an actual or potential change in control of BD. The following is a summary of the key terms of the agreement.
Employment following a change in control
The agreement provides that BD will continue to employ the executive for two years following a change in control, and that, during this period, the executive’s position and responsibilities at BD will be materially the same as those prior to the change in control. The agreement also provides for minimum salary, PIP award and other benefits during this two-year period. “Change in control” is defined under the agreement generally as:
•the acquisition by any person or group of 25% or more of the outstanding BD common stock;
•the incumbent members of the Board ceasing to constitute at least a majority of the Board;
•certain business combinations; or
•shareholder approval of the liquidation or dissolution of BD.
Payments upon termination following a change in control
The agreement provides that, in the event the executive is terminated without “cause” or the executive terminates his employment for “good reason” during the two years following a change in control, the executive would receive:
•a pro rata PIP award for the year of termination based on the greater of (i) the executive’s average PIP award for the last three fiscal years prior to termination, and (ii) the executive’s target PIP award for the year of termination (the greater of the two being referred to herein as the “Incentive Payment”);
•a lump sum severance payment equal to three times, in the case of Mr. Polen, and two times for the other named executive officers, the sum of the executive’s annual salary and Incentive Payment;
•continuation of the executive’s health and welfare benefits (reduced to the extent provided by any subsequent employer) for a period of three years in the case of Mr. Polen, and two years for the other named executive officers; and
•outplacement services, subject to a limit on the cost to BD of $100,000.
“Cause” is generally defined as the willful and continued failure of the executive to substantially perform the executive's duties, or illegal conduct or gross misconduct that is materially injurious to BD. “Good reason” is generally defined to include (i) any significant change in the executive’s position or responsibilities, (ii) the failure of BD to pay any compensation called for by the agreement, or (iii) certain relocations of the executive.
None of the change in control agreements with BD’s executive officers contains any tax reimbursement provisions with respect to any excise tax that may be payable by the executive in connection with a change in control.

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Compensation of named executive officers
The following table sets forth the estimated benefits the named executive officers would receive under their agreements in the event the executive was terminated without “cause” or terminated his or her employment for “good reason” following a change in control. The table assumes a termination date of September 30, 2024.

Name	Incentive Payment($)	Severance Payment($)	Health and Welfare Benefits($)	Outplacement Services($)	Total($)
Thomas E. Polen	2,247,313	10,836,188	54,300	100,000	13,237,801
Christopher J. DelOrefice	872,784	3,345,568	36,200	100,000	4,354,552
Richard E. Byrd	630,000	2,660,000	36,200	100,000	3,426,200
Michael D. Garrison	675,000	2,850,000	36,200	100,000	3,661,200
Shana Neal	470,360	2,195,012	36,200	100,000	2,801,572
Accelerated vesting of equity compensation awards upon a change in control
Our equity grants include a double-trigger vesting provision upon a change in control. Under this provision, unvested awards will not automatically vest upon a change in control if the awards are either continued or replaced with similar awards. In those instances, the awards will automatically vest only if the executive is terminated without “cause” or terminates employment for “good reason” (as such terms are defined in the 2004 Plan) within two years of the change in control.
Equity compensation upon termination of employment
Upon a named executive officer’s termination due to retirement, the named executive officer’s:
•unvested SARs become fully exercisable for their remaining term;
•unvested TVUs vest in full; and
•unvested Performance Units vest pro rata based on the amount of the vesting period that had elapsed. The payments would be made after the end of the applicable vesting periods and would be based on BD’s actual performance for the applicable performance periods, rather than award targets.
Upon a named executive officer’s termination due to involuntary termination without cause, the named executive officer’s:
•unvested SARs are forfeited and the named executive officer is entitled to exercise any then-vested SARs for three months following termination;
•unvested TVUs are forfeited; and
•unvested Performance Units vest pro rata based on the amount of the vesting period that had elapsed. The payments would be made after the end of the applicable vesting periods and would be based on BD’s actual performance for the applicable performance periods, rather than award targets.
Upon a named executive officer’s termination due to death or disability, the named executive officer’s:
•unvested SARs become fully exercisable for their remaining term;
•unvested TVUs fully vest; and
•unvested Performance Units vest pro rata based on the amount of the vesting period that had elapsed. The payments would be based on award targets.

78

CEO pay ratio
Under the rules of the SEC, we are required to disclose the ratio of our CEO’s annual total compensation to the median of the annual total compensation of all our other employees. For fiscal year 2024, the median annual total compensation of all our employees (other than Mr. Polen) was $43,763 and Mr. Polen’s annual total compensation (as reported in the Summary Compensation Table on page 68) was $17,314,606. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median annual total compensation of all our other worldwide employees was 396 to 1.
In accordance with SEC rules, we identified the median employee as of August 1, 2024 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for permanent hourly employees), and (B) target incentive compensation (including bonus or commission) and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees, excluding Mr. Polen, whether employed on a full-time, part-time, or seasonal basis. For seasonal and non-permanent employees, we applied a reasonable estimate of hourly rate multiplied by their actual work schedule for the year. We then calculated the annual compensation of the median employee using the same methodology used to calculate Mr. Polen’s compensation for the Summary Compensation Table.
BD believes that the pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, BD’s ratio may not be comparable to the ratios disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees, and the nature of the companies’ businesses.

2025 Notice of Annual Meeting and Proxy Statement	79

Pay versus performance
Pay versus performance table
The following table sets forth the compensation for our CEO and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2024, 2023, 2022 and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Revenue over such years in accordance with SEC rules.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for CEO(1) ($) (b)	Compensation Actually Paid to CEO(2) ($) (c)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(1) ($) (d)	Average Compensation Actually Paid to Non-CEO Named Executive Officers(2) ($) (e)	Total Shareholder Return(3) ($) (f)	Peer Group Total Shareholder Return(3) ($) (g)	Net Income ($ Millions)(4) (h)	Revenue(5) ($ Millions) (i)
2024	17,314,606	9,458,369	3,956,917	2,918,609	112.59	126.93	1,705	20,106
2023	17,309,938	29,765,803	4,523,549	5,958,393	118.60	101.81	1,484	18,935
2022	16,711,236	15,043,146	4,192,099	3,618,600	101.20	90.18	1,779	19,170
2021	14,189,333	16,684,546	3,741,372	4,215,851	107.10	126.81	2,092	19,960
(1)Compensation for our CEO, Thomas E. Polen, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-CEO NEOs includes the following named executive officers: (i) in 2024, Christopher J. DelOrefice, Richard Byrd, Michael D. Garrison and Shana Neal, (ii) in 2023, Christopher J. DelOrefice, Michael D. Garrison, David B. Hickey and Shana Neal, (iii) in 2022, Christopher J. DelOrefice, David B. Hickey, Samrat S. Khichi, Alberto Mas and Shana Neal and (iv) in 2021, Christopher J. DelOrefice, Christopher R. Reidy, Simon D. Campion, Samrat S. Khichi and Alberto Mas.
(2)Compensation “actually paid” for the CEO and average compensation “actually paid” for our non-CEO NEOs reflect the amounts set forth in columns (b) and (d) of the table above, respectively, adjusted as set forth in the table below in accordance with SEC rules. These amounts do not reflect the actual amount of compensation earned by or paid to the CEO and our other NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the CEO’s and our other NEOs’ compensation for fiscal year 2023, see the Compensation Discussion and Analysis section beginning on page 47.

	CEO 2024	Non-CEO NEOs 2024	CEO 2023	Non-CEO NEOs 2023	CEO 2022	Non-CEO NEOs 2022	CEO 2021	Non-CEO NEOs 2021
Summary Compensation Table Total	$17,314,606	$3,956,917	$17,309,938	$4,523,549	$16,711,236	$4,192,099	$14,189,333	$3,741,372
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	(13,237,825)	(2,405,935)	(13,536,017)	(2,916,651)	(12,627,967)	(2,446,702)	(10,328,129)	(2,275,487)
Plus Fair Value for Awards Granted in the Covered Year That Remain Unvested at the End of the Covered Year	12,671,208	2,302,961	16,001,719	3,382,509	12,182,073	1,900,248	13,014,873	2,802,179
Plus Fair Value for Awards Granted in the Covered Year That Vested in the Covered Year	—	—	—	—	—	237,067	—	—
Change in Fair Value of Outstanding Unvested Awards from Prior Years	(4,639,093)	(642,674)	9,575,664	898,856	(800,866)	(44,627)	156,433	42,169
Change in Fair Value of Awards from Prior Years That Vested in the Covered Year	(2,512,443)	(239,270)	569,022	89,954	(411,606)	(106,720)	(315,261)	(46,681)
Less Fair Value of Awards Forfeited During the Covered Year	—	—	—	—	—	(96,546)	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—	—	—	—	—	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	(343,669)	(82,894)	(313,046)	(50,658)	(154,081)	(44,013)	(170,152)	(112,292)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	205,585	29,504	158,523	30,834	144,357	27,795	137,449	64,592
Compensation Actually Paid	9,458,369	2,918,609	29,765,803	5,958,393	15,043,146	3,618,600	16,684,546	4,215,851

80

Pay versus performance
Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective fiscal year, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date. For a description of the methodology and assumptions used to determine the amounts reflected in these columns, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
The aggregate change in actuarial present value of accumulated benefit under pension plans reflects the amount reported for the applicable year in the Summary Compensation Table. Service cost is calculated as the actuarial present value of benefits under all pension plans attributable to services rendered during the applicable fiscal year. Prior service cost is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributable by the benefit formula to services rendered in periods prior to the applicable amendment. For a description of the methodology and assumptions used to determine the amounts reflected in these columns, see Note 10 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
(3)TSR is cumulative for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with the rules of the SEC. The peer group for purposes of this table is the S&P 500 Health Care Equipment & Supplies Index, which the Company also utilizes in the stock performance graph included in its annual report to shareholders.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended September 30, 2024, 2023, 2022 and 2021. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The table above does not adjust for discontinued operations so the results are not comparable across periods. “Net Income from Continuing Operations” is in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended September 30, 2024, 2023, 2022 and 2021 was $1.53 billion, $1.64 billion and $1.60 billion, respectively.
(5)Revenue represents the most important financial performance measure used by the Company to link compensation actually paid to our NEOs, including our CEO, for the most recently completed fiscal year to the Company’s performance. Revenue as set forth in the table is a non-GAAP measure and does not conform to generally accepted accounting principles. Revenue includes results from BD's continuing operations and is adjusted to account for the impact of foreign currency exchange rates in effect during the year, whether favorable or unfavorable to BD, compared to the rates we budgeted for that fiscal year. For our fiscal year 2021 PIP, the Compensation Committee set two separate revenue targets, one for revenues from our BD VeritorTM COVID-19 test and the other for our base business (which excludes COVID-19 only diagnostic testing). Revenue as set forth in the table for fiscal year 2021 reflects the combined performance. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The table above does not adjust for discontinued operations so the results are not comparable across periods. In August 2023, the Company completed the sale of its Surgical Instrumentation Platform and revenue reflected in the table for fiscal year 2023 has been adjusted for the divestiture.
Tabular list of most important financial performance measures
The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our NEOs' compensation for 2024 to performance.

Performance Measures
Revenue*
Adjusted EPS*
Free cash flow*
Operating margin*
ROIC*
*    These performance measures do not conform to generally accepted accounting principles. The Compensation Discussion and Analysis section beginning on page 47 includes a description of these metrics.
Analysis of the information presented in the pay versus performance table
As described in more detail in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects our commitment to pay-for-performance. We selected Revenue as our company selected measure in our Pay versus Performance table above for purposes of evaluating Pay versus Performance because it is a key performance metric within our annual incentive plan and our long-term incentive compensation programs. While we utilize several performance measures to align executive compensation with performance, we do not present all of these measures in the Pay versus Performance table above.
In accordance with the rules of the SEC, we are providing the following graphic depictions of the relationships between information presented in the Pay versus Performance table.

2025 Notice of Annual Meeting and Proxy Statement	81

Pay versus performance
Compensation Actually Paid versus Total Shareholder Return
The graph below shows the relationship between compensation actually paid (to CEO and the average to other NEOs) and the Company’s cumulative TSR and the cumulative TSR of the peer group.
Compensation Actually Paid versus Net Income
The graph below shows the relationship between compensation actually paid (to CEO and the average to other NEOs) and the Company’s Net Income. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The chart below does not adjust for discontinued operations so the results are not comparable across periods.
Compensation Actually Paid versus Revenue
The graph below shows the relationship between compensation actually paid (to CEO and the average to other NEOs) and the Company’s Revenues. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The chart below does not adjust for discontinued operations so the results are not comparable across periods. In August 2023, the Company completed the sale of its Surgical Instrumentation Platform and revenue reflected in the chart for fiscal year 2023 has been adjusted for the divestiture.

82

Ownership of BD common stock
Securities owned by certain beneficial owners
The following table sets forth as of September 30, 2024, information concerning those persons known to BD to be the beneficial owner of more than 5% of BD’s outstanding common stock, the only class of BD capital stock with voting rights. This information is based on filings made by such persons with the SEC. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days.

Name and address of beneficial owner	Title of security	Amount and nature of beneficial ownership		Percent of class

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	26,558,764	(1)	9.2%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	22,270,927	(2)	7.7%

(1)The beneficial owner has sole dispositive power with respect to 25,271,285 shares and shared dispositive power with respect to 1,287,479 shares, and has sole voting power with respect to 417 shares and shared voting power with respect to 362,647 shares.
(2)The beneficial owner has sole dispositive power with respect to 22,270,522 shares and shared dispositive power with respect to 405 shares, and has sole voting power with respect to 20,190,729 shares.

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Ownership of BD common stock
Securities owned by directors and management
The following table sets forth as of November 29, 2024 information concerning the beneficial ownership of BD common stock by (i) each director and nominee, (ii) the named executive officers, and (iii) all BD directors and executive officers as a group. Each person has the sole power to vote and dispose of the shares he or she beneficially owns. None of BD’s directors or executive officers has pledged or hedged against any of the shares listed.
BD Common Stock

Name of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of class
William M. Brown	2,543	*
Catherine M. Burzik	13,876	*
Richard E. Byrd	75,7041	*
Carrie L. Byington, M.D.	4,317	*
Christopher J. DelOrefice	40,734	*
R. Andrew Eckert	8,207	*
Claire M. Fraser, Ph.D.	22,970	*
Michael D. Garrison	88,580	*
Jeffrey W. Henderson	5,580	*
Christopher Jones	32,060	*
Shana Neal	51,481	*
Thomas E. Polen	441,671	*
Timothy M. Ring	58,936	*
Bertram L. Scott	53,069	*
Joanne Waldstreicher, M.D.	1,338	*
Directors and executive officers as a group (21 persons)	1,039,886	*
*    Represents less than 1% of the outstanding BD common stock.
(1)Includes (a) shares held directly, (b) with respect to executive officers, indirect interests in BD common stock held under BD plans, and (c) with respect to the non-management directors, indirect interests in BD common stock held under the Directors’ Deferral Plan. Additional information on certain of these plans appears on page 85. Also includes (i) shares that our named executive officers may acquire within 60 days of November 29, 2024 under outstanding equity awards (amounts shown include the number of exercisable SARs on such date), including: Mr. Byrd 75,041 shares; Mr. DelOrefice, 28,143 shares; Mr. Garrison, 81,482 shares; Ms. Neal, 44,735 shares; and Mr. Polen, 358,507 shares, (ii) with respect to each non-management director, shares issuable within 60 days of November 30, 2024 under outstanding equity awards as follows: Mr. Brown, 912 shares; Ms. Burzik,5,288 shares; Dr. Byington, 912 shares; Mr. Eckert,912 shares; Dr. Fraser, 19,704 shares; Mr. Henderson,912 shares; Mr. Jones, 11,714 shares; Mr. Ring, 912 shares; Mr. Scott, 25,680 shares; and Dr. Waldstreicher, 912 shares, and (iii) with respect to the non-management directors and executive officers as a group, shares exercisable or issuable within 60 days of November 29, 2024 under outstanding equity awards in an amount of 753,448

84

Ownership of BD common stock
Equity compensation plan information
The following table provides certain information as of September 30, 2024 regarding BD’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,685,998	(2)	$217.07	9,469,936	(3)
Equity compensation plans not approved by security holders	1,130,663	(4)	N/A	0	(5)
Total	8,816,661		$217.07	9,469,936
(1)Shares issuable pursuant to outstanding performance-based restricted stock units and time-vested restricted stock units under BD's 2004 Plan and BD’s Stock Award Plan, as well as shares issuable under the Directors’ Deferral Plan, the Restoration Plan and the GSIP, are not included in the calculation of weighted-average exercise price, as there is no exercise price for these shares.
(2)Shares issuable include (i) 995,464 SARs granted under the 2004 Plan, (ii) 991,016 performance-based restricted stock units (assuming maximum payout) and 1,692,669 time-vested units granted under the 2004 Plan, and (iii) 6,849 shares issuable under restricted stock unit awards granted under the Stock Award Plan.
(3)Represents shares available for issuance under the 2004 Plan and includes 4,680,568 shares available for full-value awards, assuming maximum payout of outstanding Performance Units.
(4)Includes 81,330 shares issuable under the Directors’ Deferral Plan, 199,807 shares issuable under the Restoration Plan, and 849,526 shares issuable under the GSIP.
(5)Not shown are shares issuable under the Directors’ Deferral Plan, the Restoration Plan or the GSIP. There are no limits on the number of shares issuable under these plans, and the number of shares that may become issuable will depend on future elections made by plan participants.
Directors’ Deferral Plan
The Directors’ Deferral Plan allows non-management directors to defer receipt, in an unfunded cash account or a BD common stock account, of all or part of their annual retainer and other cash fees. Directors may also defer receipt of the shares underlying their restricted stock unit awards. The number of shares credited to the BD common stock accounts of participants is adjusted periodically to reflect the payment and reinvestment of dividends on the BD common stock. Participants may also elect to have amounts held in a cash account converted into a BD common stock account. Amounts credited to the BD stock fund are paid out in BD shares at the time of distribution. The Directors’ Deferral Plan is not qualified, and participants have an unsecured contractual commitment of BD to pay the amounts due under the Directors’ Deferral Plan.
Restoration Plan
Information regarding the deferral features of the Restoration Plan can be found on page 75 of this proxy statement. The number of shares credited to the BD common stock accounts of participants is adjusted periodically to reflect the payment and reinvestment of dividends on the BD common stock. Amounts credited to the BD common stock accounts of the Restoration Plan are paid out in BD shares at the time of distribution. The Restoration Plan is not qualified, and participants have an unsecured contractual commitment of BD to pay the amounts due under the plan.
GSIP
BD maintains the GSIP for its non-U.S. associates in certain jurisdictions outside of the United States. The purpose of the GSIP is to provide non-U.S. associates with a way to save on a regular and long-term basis and acquire a beneficial interest in BD common stock. Participants may contribute a portion of their base pay, through payroll deductions, to the GSIP for their account. BD provides matching funds of up to 3% of a participant’s base pay through contributions to the participant’s plan account. A participant may withdraw the vested portion of the participant’s account, although such withdrawals must be in the form of a cash payment if the participant is employed by BD at the time of withdrawal. Following termination of service, withdrawals will be paid in either cash or shares, at the election of the participant.

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General information
Proxy solicitation
These proxy materials are being mailed or otherwise sent to shareholders of BD on or about December 19, 2024 in connection with the solicitation of proxies by the Board for BD’s 2025 Annual Meeting to be held virtually via the Internet at 1:00 p.m. EST on Tuesday, January 28, 2025. BD’s directors and its officers and other BD associates also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. BD has retained MacKenzie Partners, Inc. to assist in soliciting proxies for a fee not to exceed $25,000 plus expenses. The cost of soliciting proxies will be borne by BD.
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be held on January 28, 2025. This proxy statement and BD’s 2024 Annual Report to Shareholders are also available at www.edocumentview.com/BDX.
Shareholders entitled to vote
The record date for determining shareholders entitled to notice of, and to vote at, the 2025 Annual Meeting (or any adjournment or postponement thereof) was December 9, 2024. As of such date, there were 290,007,774 shares of BD common stock outstanding, each entitled to one vote.
Virtual meeting
The Board has directed that the 2025 Annual Meeting be held as a virtual meeting only via the Internet. The decision to hold the 2025 Annual Meeting in a virtual format is in accordance with New Jersey law, which permits virtual shareholder meetings. While you will not be able to attend the 2025 Annual Meeting at a physical location, we are committed to ensuring that our shareholders have the same rights and opportunities to participate in the 2025 Annual Meeting as they would if the 2025 Annual Meeting were being held as an in-person meeting at a physical location. To that end, shareholders will have the ability to attend the 2025 Annual Meeting, vote their shares electronically, and ask questions at the meeting, as discussed further below.
Attendance at the 2025 annual meeting
Shareholders of record may attend the 2025 Annual Meeting by logging in at https://meetnow.global/M5X7D4A. To log in, you will need the control number that is printed on your proxy/voting instruction card (referred to as the "proxy card"), the Notice Regarding the Availability of Proxy Materials or the email sending you the link to the proxy materials, as applicable.
If your shares are held beneficially in the name of a bank, brokerage firm or other nominee (also known as shares held in “street name”), please visit https://meetnow.global/M5X7D4A and enter your control number found on the voting instructions included with your proxy materials. While we expect the vast majority of beneficial owners will be able to attend the 2025 Annual Meeting, vote their shares and ask questions using the control number received with their proxy materials, we recommend that beneficial owners check with their intermediary through which they hold their shares to confirm whether it is necessary to register in advance of the 2025 Annual Meeting. If registration is required, please see “How to register in advance of the 2025 annual meeting” below.
Access to the 2025 Annual Meeting website will be available on the day of the 2025 Annual Meeting beginning at 12:45 p.m. EST. We recommend that you log in 15 minutes before the start of the 2025 Annual Meeting to ensure sufficient time to complete the check-in procedures. If you are not a shareholder, you may still access the meeting as a guest, but you will not be able to vote or ask questions.

86

General information
How to register in advance of the 2025 annual meeting
If your intermediary does not provide for the ability to access the 2025 Annual Meeting using the control number found on the voting instructions included with your proxy materials, you will be required to request a legal proxy from your intermediary to register in advance of the 2025 Annual Meeting to participate in the 2025 Annual Meeting.
To register, you must submit proof of your proxy power (legal proxy) reflecting your ownership of BD common stock, which can be obtained from your intermediary, and your email address. Requests for registration should be directed to Computershare and be received no later than 5:00 p.m., EST, on January 22, 2025 at the following:
•By e-mail: Forward an image of your legal proxy to legalproxy@computershare.com along with your name and email address. Requests for registration must be labeled as “Legal Proxy”; or
•By mail: Send a copy of your legal proxy. along with your name and email address, to Computershare, BD Legal Proxy, P.O. Box 43001, Providence, RI, 02940-3001.
You will receive a confirmation email from Computershare of your registration and a new control number, which will be 15-digits, which will allow you to attend the 2025 Annual Meeting, vote your shares, and ask questions.
If you have already voted your shares and then request a legal proxy, your original vote will be invalidated and you will be required to vote your shares again.
How to ask questions at the 2025 annual meeting
The 2025 Annual Meeting will include a question and answer session (subject to time constraints), during which we will answer questions submitted by shareholders in accordance with the meeting rules posted on the meeting website, https://meetnow.global/M5X7D4A, and that are relevant to the company and meeting matters. Shareholders will have an opportunity to submit written questions via the Internet during the meeting by logging into the meeting website at https://meetnow.global/M5X7D4A with the control number received with the proxy materials. If you are the beneficial owner of shares held in "street name", you may need to register in advance to obtain a unique control number as discussed above under “How to register in advance of the 2025 annual meeting."
Questions and answers will be grouped by topic, and substantially similar questions will be answered once to avoid repetition and allow more time for other questions. If time does not permit us to address each question received during the 2025 Annual Meeting, in BD’s discretion, we may post answers to these questions to the "Investors" page of our corporate website, www.investors.bd.com, after the meeting.
How to vote at the 2025 annual meeting or by proxy
If you were a registered shareholder at the close of business on December 9, 2024 and have your control number, you may vote your shares during the 2025 Annual Meeting by following the instructions available on the 2025 Annual Meeting website. Please visit https://meetnow.global/M5X7D4A to access the 2025 Annual Meeting. In addition, shareholders of record may cast their votes by proxy, and participants in the BD plans described below may submit their voting instructions, by:
•using the Internet and voting at the website listed on their proxy card;
•using the telephone number listed on their proxy card; or
•signing, completing and returning the proxy card in the postage-paid envelope provided.
Votes and voting instructions provided through the Internet and by telephone are authenticated by use of your control number. This procedure allows shareholders to appoint a proxy, and the various plan participants to provide voting instructions, and to confirm that their actions have been properly recorded. If you vote through the Internet or by telephone, you do not need to return your proxy card. In order to be timely processed, voting instructions submitted by participants in the GSIP must be received by 12:00 a.m. EST on January 22, 2025, and voting instructions submitted by participants in all other BD plans must be received by 11:59 p.m. EST on January 23, 2025. All proxies submitted by record holders through the Internet or by telephone must be received by 1:00 a.m. EST on January 28, 2025 in order to be timely processed.

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General information
If you are the beneficial owner of shares held in street name, you can direct your bank, broker or other nominee on how to vote your shares by following the instructions provided to you by your nominee. Alternatively, beneficial owners of shares held in street name may vote their shares at the 2025 Annual Meeting. If you are the beneficial owner of shares held in street name, and your intermediary does not require registration prior to the 2025 Annual Meeting, please visit https://meetnow.global/M5X7D4A to vote your shares during the 2025 Annual Meeting. If your intermediary requires registration prior to the 2025 Annual Meeting, see “How to register in advance of the 2025 annual meeting.”
Shares represented by properly executed proxies will be voted in accordance with the instructions specified therein. Shares represented by properly executed proxies that do not specify voting instructions will be voted in accordance with the recommendations of the Board set forth in this proxy statement. If you hold your shares in street name and do not provide timely voting instructions to your bank, broker or other nominee, your nominee will not be permitted to vote your shares in its discretion on the election of directors (Proposal 1) or the advisory vote to approve named executive officer compensation (Proposal 3), but may still be permitted to vote your shares in their discretion on the ratification of the independent registered public accounting firm (Proposal 2).
Technical assistance
The virtual meeting platform is accessible across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) that are running the most updated version of applicable software and plugins. Should you require assistance, please call the support team listed on the 2025 Annual Meeting website at https://meetnow.global/M5X7D4A or by phone, within the U.S., U.S. territories and Canada: +1-888-724-2416, or outside of the U.S., U.S. territories & Canada:+1-781-575-2748.
Participants in BD plans
Participants in the BD 401(k) Plan or the 401(k) plan of any BD subsidiary may instruct the plan trustee how to vote the shares of BD common stock allocated to their plan accounts. Shares for which no voting instructions are received by the plan trustee will be voted in the same proportion as those shares for which timely instructions are received.
Participants in the Restoration Plan, the Directors’ Deferral Plan, and the GSIP (if so provided under the terms of the local country GSIP plan) may provide voting instructions for the shares of BD common stock allocated to their plan accounts. Plan shares for which no voting instructions are received by the plan trustees will be voted in the same proportion as those plan shares for which timely instructions are received.
Proxies representing shares of BD common stock held of record also will serve as proxies for shares held under the Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A. and any shares of BD common stock allocated to participants’ accounts under the plans mentioned above, if the registrations are the same. Separate mailings will be made for shares not held under the same registrations.
Quorum; required vote
The holders of a majority of the shares entitled to vote at the 2025 Annual Meeting must be present in person or represented by proxy to constitute a quorum. Virtual attendance at the 2025 Annual Meeting constitutes presence in person for purposes of a quorum.
Directors are elected by a majority of the votes cast at the meeting (Proposal 1), which means that a director nominee is elected if the number of votes cast “for” such nominee’s election exceeds the number of votes cast “against” such nominee’s election. If an incumbent director receives a greater number of votes “against” the director’s election than votes “for” such election, the director must offer to submit his or her resignation and the Board will decide whether to accept the offer to resign in accordance with the process described on page 38 of this proxy statement.
Approval of each of Proposals 2 and 3 requires the affirmative vote of a majority of the votes cast at the meeting by holders entitled to vote. Under New Jersey law, abstentions and broker non-votes will not be counted as votes cast, and, accordingly, will have no effect on the outcome of the vote on these proposals.

88

General information
Revocation of proxies or change of instructions
A proxy given by a shareholder of record may be revoked or changed by:
•sending written notice of revocation to the Corporate Secretary of BD at 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880 so that it is received no later than January 27, 2025,
•delivering a proxy (by one of the methods described above under the heading “How to vote at the 2025 annual meeting or by proxy”) bearing a later date, or
•voting at the 2025 Annual Meeting by following the instructions available on the 2025 Annual Meeting website.
Participants in the plans described above may change their voting instructions by timely delivering new voting instructions by one of the methods described above under the heading “How to vote at the 2025 annual meeting or by proxy.”
If you are the beneficial owner of shares held in street name, you may revoke or change your voting instructions in the manner provided by your bank, broker or other nominee, or you may vote at the 2025 Annual Meeting in the manner described above under the heading "How to vote at the 2025 annual meeting or by proxy."
Shareholder proposals or director nominations for 2026 annual meeting
Any proposal that a shareholder wishes to submit for inclusion in BD’s proxy materials for the 2026 Annual Meeting pursuant to SEC Rule 14a-8 must be received by BD not later than August 21, 2025. All proposals and supporting materials must be addressed to: Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880. BD will not consider any proposal that is not timely delivered or otherwise does not meet the SEC requirements for submitting the proposal.
A shareholder’s notice of nomination of one or more director candidates to be included in BD’s proxy statement and proxy card pursuant to Article II., Section 2.E of our By-Laws (a “proxy access director nomination”) must be received by BD not earlier than July 22, 2025 and not later than August 21, 2025.
Notice of any other business or director nomination (that is, other than a matter brought pursuant to SEC Rule 14a-8 or a proxy access director nomination) that a shareholder wishes to present for consideration at the 2026 Annual Meeting pursuant to Article II., Section 2D. of our By-Laws must be received by BD not earlier than September 30, 2025 and not later than October 30, 2025.
Any director nomination or proposal made pursuant to the By-Laws submitted by a shareholder in connection with the 2026 Annual Meeting must satisfy the applicable information and other requirements specified in BD’s By-Laws, which are available on BD’s website at investors.bd.com/corporate-governance.
Other matters
The Board is not aware of any matters to be presented at the 2025 Annual Meeting other than those set forth in the accompanying notice. If any other matters properly come before the meeting (or any adjournment or postponement thereof), the persons named in the proxy card will vote on such matters in their discretion in accordance with their best judgment.
Note about the BD website
Web addresses to the BD website throughout this document are provided for convenience only. Please note that information on or accessible through the BD website is not part of, or incorporated by reference into, this proxy statement.

2025 Notice of Annual Meeting and Proxy Statement	89

Appendix A. Reconciliation of non-GAAP financial measures
Presented below are reconciliations of non-GAAP financial measures discussed in this proxy statement to the comparable GAAP financial measure. All figures below are rounded, and totals may not add due to rounding.
2024 Organic, adjusted currency-neutral and currency-neutral revenue growth (in billions)

				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2024	2023	FX Impact	Reported	FXN
Reported Revenues from Continuing Operations	$20.178	$19.372	$(14)	4.2%	4.2%
Adjustment for government legislative and legal matters (1)	67	—	—	NM	NM
Adjusted Total Revenues	$20.245	$19.372	$(14)	4.5%	4.6%
Adjustment for Inorganic Revenue (2)	$74	$140	$—	(46.9)	(46.9)
Organic revenue	$20.171	$19.232	$(14)	4.9%	5.0%
"NM" denotes that the percentage change is not meaningful.
(1)Represents the recognition of accruals resulting from recent developments relating to the Italian government medical device pay back legislation, as well as another legal matter, and which substantially relate to years prior to the current fiscal year.
(2)Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include: Edwards Lifesciences’ Critical Care Product Group, which was renamed as BD Advanced Patient Monitoring, in the Medical Segment. Divestitures include: the sale of the Surgical Instrumentation platform in the Interventional Segment.
Adjusted performance under the PIP
1. 2024 Adjusted earnings per share

Reported Diluted Earnings per Share from Continuing Operations	$5.86
Purchase accounting adjustments ($1.503 billion pre-tax)(1)	5.16
Integration costs ($23 million pre-tax)(2)	0.08
Restructuring costs ($387 million pre-tax)(2)	1.33
Transaction costs ($48 million pre-tax)(3)	0.17
Financing costs (($8) million pre-tax)(3)	(0.03)
Separation-related items ($13 million pre-tax)(4)	0.05
European regulatory initiative-related costs ($104 million pre-tax)(5)	0.36
Product, litigation, and other items ($346 million pre-tax)(6)	1.19
Tax impact of specified items and other tax related (($297) million)	(1.02)
Adjusted Diluted Earnings per Share from Continuing Operations	$13.14
Adjustments for unbudgeted foreign currency and to exclude impacts from unbudgeted APM (acquisition of Edwards Lifesciences' Critical Care Product Group, closed September 3, 2024)	0.12
Adjusted Diluted Earnings per Share from Continuing Operations used for PIP	$13.26
(1)Includes amortization and other adjustments related to the purchase accounting for acquisitions.
(2)Represents costs associated with integration and restructuring activities.
(3)Represents transaction costs and financing impacts associated with the acquisition of Edwards Lifesciences' Critical Care Product Group. The transaction costs are recorded in Integration, restructuring and transaction expense and the financing impacts are recorded in Interest income and Interest expense.
(4)Represents costs recorded to Other operating expense (income), net incurred in connection with the separation of BD’s former Diabetes Care business.
(5)Represents costs incurred to develop processes and systems to establish initial compliance with the European Union Medical Device Regulation and the European Union In Vitro Diagnostic Medical Device Regulation, which represent a significant, unusual change to the existing regulatory framework. We consider these costs to be duplicative of previously incurred costs and/or one-off costs, which are limited to a specific period of time. These expenses, which are recorded in Cost of products sold and Research and development expense, include the cost of labor, other services and consulting (in particular, research and development and clinical trials) and supplies, travel and other miscellaneous costs.

2025 Notice of Annual Meeting and Proxy Statement	A-1

Appendix A. Reconciliation of non-GAAP financial measures
(6)Includes certain (income) expense items which are not part of ordinary operations and affect the comparability of the periods presented. Such items may include certain product remediation costs, certain legal matters, certain investment gains and losses, certain asset impairment charges, and certain pension settlement costs. The amount in 2024 reflects the recognition of $67 million in accruals as an impact to Revenues resulting from recent developments relating to the Italian government medical device pay back legislation, as well as another legal matter, and which substantially relate to years prior to our current fiscal year. The amount in 2024 also reflects charges to Other operating expense (income), net related to legal matters, including a $175 million charge to accrue an estimated liability for the SEC investigation with respect to, among other things, certain reporting issues involving BD Alaris infusion pumps included in SEC disclosures prior to 2021, based on discussions with the SEC with respect to a potential resolution of this matter. The Company cannot anticipate the timing, scope, outcome or ultimate impact of the SEC investigation, financial or otherwise, including but not limited to what actions the SEC might pursue against the Company and/or individuals. As a result, the ultimate resolution is unknown at this time, and it is possible that the amount of the Company's liability could significantly exceed its currently accrued amount.
2. 2024 Adjusted currency-neutral revenues (in billions)

Reported Revenues from Continuing Operations	$20.18
Adjustment for government legislative and legal matters(1)	0.07
Adjustment for unbudgeted foreign currency translation	(0.14)
Adjusted currency-neutral Revenues from Continuing Operations used for PIP	$20.11
(1)Represents the recognition of accruals resulting from recent developments relating to the Italian government medical device pay back legislation, as well as another legal matter, and which substantially relate to years prior to the current fiscal year.
3. 2024 Operating margin percentage (in millions)

Reported operating income	$2,397
Adjusted for:
Purchase accounting	1,508
Integration costs	23
Restructuring costs	387
Transaction costs	48
Separation-related items	13
European regulatory initiative-related costs	104
Product, litigation, and other items	397
Agreement services due to the Embecta spin-off(1)	27
Adjustments for unbudgeted foreign currency and to exclude impacts from unbudgeted APM (acquisition of Edwards Lifesciences' Critical Care Product Group, closed September 3, 2024)	18
Adjusted operating income	$4,922

Operating Margin as % of sales (reported) ($2,397/$20,178)	11.9%
Adjusted currency-neutral Operating Margin as a % of sales used for PIP ($4,922 / $20,106))	24.5%
(1)In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. The Company and Embecta entered into certain service agreements to provide a framework for the relationship between the Company and Embecta after the spin-off.
4. 2024 Free cash flow as a percentage of sales (in millions)

Reported net cash provided by operating activities	$3,844
Capital expenditures and capitalized software	(808)
Free cash flow (reported)	$3,036
Adjusted for:
Restructuring costs	387
European regulatory initiative-related costs	104
Integration costs	23
Advanced Patient Monitoring free cash flow impacts	55
Separation-related items	13
Product, litigation and other items	(20)
Income tax benefit of adjustments	(136)
Non-operating related costs (1)	374
Adjustment for un-budgeted foreign currency translation	29
Adjusted free cash flow	$3,866

Free cash flow as a % of reported sales ($3,036 / $20,178)	15.0%
Adjusted currency-neutral free cash flow as a % of sales ($3,866 / $20,106) used for PIP	19.2%
(1)Includes litigation and product remediation payments.

A-2

BD, Franklin Lakes, NJ, 07417,
U.S.201.847.6800

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BD VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/BDX** or scan the QR code – login details are located below in the shaded title bar.

Vote by Phone
- Within the USA, US territories and Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call.
- Outside the USA, US territories and Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply.

Voting instructions submitted by GSIP Participants must be received by 12:00 a.m. EST, on January 22, 2025. Voting instructions submitted by all other BD plan participants must be received by 11:59 p.m. EST, on January 23, 2025. All proxies submitted by record holders through the Internet or telephone must be received by 1:00 a.m. EST, on January 28, 2025.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy/Voting Instruction Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - William M. Brown	☐	☐	☐	05 - Claire M. Fraser	☐	☐	☐	09 - Timothy M. Ring	☐	☐	☐
02 - Catherine M. Burzik	☐	☐	☐	06 - Jeffrey W. Henderson	☐	☐	☐	10 - Bertram L. Scott	☐	☐	☐
03 - Carrie Byington	☐	☐	☐	07 - Christopher Jones	☐	☐	☐	11 - Joanne Waldstreicher	☐	☐	☐
04 - R. Andrew Eckert	☐	☐	☐	08 - Thomas E. Polen	☐	☐	☐				

Proposal	For	Against	Abstain
2. Ratification of the selection of the independent registered public accounting firm.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian, or other representative capacity, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

042EII

Becton, Dickinson and Company's Annual Meeting of Shareholders
Tuesday, January 28, 2025 at 1:00 p.m. EST
To access the virtual Annual Meeting of Shareholders, please visit https://meetnow.global/M5X7D4A

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Dear Shareholder/Plan Participant:

Becton, Dickinson and Company ("BD") encourages you to take advantage of convenient ways by which you can vote or direct the voting of your shares. You can vote your shares 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote authorizes the proxies named on the below proxy/voting instruction card in the same manner as if you marked, signed, dated and returned the proxy/voting instruction card. If you choose to vote your shares by telephone or through the Internet, there is no need to mail back your proxy/voting instruction card. To vote your shares electronically, please have this voting form in hand and follow the instructions outlined on the reverse side.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy / Voting Instruction Card — BECTON, DICKINSON AND COMPANY

Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting on January 28, 2025

The undersigned hereby appoints Thomas E. Polen, Michelle T. Quinn, Christopher J. DelOrefice, Gary DeFazio, and Stephanie M. Kelly, and any of them, with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of the Company to be held at 1:00 p.m., EST on Tuesday, January 28, 2025, virtually via the Internet at https://meetnow.global/M5X7D4A, and any adjournment or postponement thereof, and to vote all shares of the common stock of the Company which the undersigned is entitled to vote upon each of the matters referred to in this proxy and, in their discretion, upon such other matters as may properly come before the meeting. This does not apply to shares held through Company plans, which are addressed below.

Shares represented by this proxy will be voted as directed by the shareholder. Where no choice is made on the reverse side of this form, the proxies will vote FOR all Director nominees; and FOR Proposals 2 and 3.

For plan participants. This card constitutes voting instructions to the respective trustees for any shares of common stock allocated to the undersigned under the Company's 1996 Directors' Deferral Plan ("DDP"), the Company's Deferred Compensation and Retirement Benefit Restoration Plan ("Restoration Plan") and, when so provided, the Global Share Investment Program ("GSIP"), and also constitutes voting instructions to the respective trustees for a proportionate number of shares of common stock in the DDP, Restoration Plan and GSIP for which voting instructions are not received. To the extent the undersigned has shares of common stock allocated to an account under the 401(k) plan of the Company or of a subsidiary, the undersigned is considered a named fiduciary. As a named fiduciary, this card constitutes instructions to the 401(k) plan trustees as to how to vote those shares. Shares for which no voting instructions are received by the 401(k) plan trustees will be voted in the same proportion as those shares for which timely instructions have been received.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If you do not vote by telephone or over the Internet, please sign, date and return this card using the enclosed envelope.

(Items to be voted on appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.